Exhibit 99.C.1

Ley N° 20446

PRESUPUESTO NACIONAL DE SUELDOS GASTOS E INVERSIONES.

EJERCICIO 2025-2029

Documento Actualizado

Promulgación: 16/12/2025

Publicación: 08/01/2026

El Registro Nacional de Leyes y Decretos del presente semestre aún no fue editado.

SECCIÓN I - Disposiciones generales

Artículo 1

El Presupuesto Nacional para el período de Gobierno 2025-2029 se regirá por las disposiciones contenidas en esta ley y los siguientes anexos, que forman parte integrante de esta: Tomo I “Resúmenes”, Tomo II “Planificación y Evaluación”, Tomo III “Gastos Corrientes e Inversiones”, Tomo IV “Recursos”, Tomo V “Estructura de Cargos y Contratos de Función Pública”.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 2

Los créditos establecidos en esta ley para gastos corrientes, inversiones, subsidios y subvenciones están cuantificados a valores de 1° de enero de 2025 y se ajustarán en la forma dispuesta por el artículo 20 del Decreto-Ley N° 14.985, de 28 de diciembre de 1979, en la redacción dada por el artículo 42 de la Ley N° 19.924, de 18 de diciembre de 2020, y por el artículo 48 de la Ley N° 19.924, de 18 de diciembre de 2020, en la redacción dada por el artículo 26 de la Ley N° 19.996, de 3 de noviembre de 2021.

La estructura de los cargos y contratos de función pública se consideran al 31 de mayo de 2025 y a valores de 1° de enero de 2025. La asignación de los cargos y funciones contratadas a determinados programas se realiza al solo efecto de la determinación del costo de los mismos, pudiendo reasignarse entre ellos durante la ejecución presupuestal, siempre que no implique cambios en la estructura de puestos de trabajo de las unidades ejecutoras.

Autorízase a la Contaduría General de la Nación a efectuar modificaciones que surjan de disposiciones anteriores a la fecha de promulgación de esta ley, así como las que resulten pertinentes por su incidencia en ésta.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 3

Esta ley regirá a partir del 1° de enero de 2026, excepto en aquellas disposiciones para las cuales, en forma expresa, se establezca otra fecha de vigencia.

Artículo 4

El Poder Ejecutivo adecuará anualmente las remuneraciones de los funcionarios comprendidos en los Incisos de la Administración Central, con el propósito de resguardar el poder adquisitivo de los trabajadores del sector público, sin perjuicio de los incrementos adicionales particulares que se encuentren financiados en las normas presupuestales correspondientes.

El 1° de enero de cada año se realizarán ajustes salariales de carácter general, que serán realizados tomando en consideración la meta de inflación fijada por el Comité de Coordinación Macroeconómica para el final de vigencia del aumento, de acuerdo con lo previsto en el artículo 2° de la Ley N° 18.401, de 24 de octubre de 2008, con la modificación introducida por el artículo 3° de la Ley N° 18.670, de 20 de julio de 2010, y las disponibilidades del Tesoro Nacional. En caso de que la meta de inflación se establezca en términos de un rango, se tomará en consideración el centro del mismo.

En cada ajuste anual podrán incorporarse correctivos inflacionarios, los cuales se aplicarán únicamente cuando la variación de los índices de precios considerados supere los ajustes otorgados en el período de referencia. A tales efectos se tomarán en cuenta como ajustes otorgados los correctivos previamente aplicados en dicho período y el margen de tolerancia previsto, en caso de corresponder, conforme a lo establecido en los incisos siguientes.

El ajuste salarial a otorgarse el 1° de enero de 2026 se realizará tomando en cuenta la meta de inflación fijada por el Comité de Coordinación Macroeconómica (CCM), que para el final de vigencia del aumento se ubica en 4,5% (cuatro con cinco por ciento). Adicionalmente se aplicará un correctivo inflacionario en caso de que la variación anual del Índice de Precios al Consumo (IPC) durante el año 2025 supere el adelanto otorgado el 1° de enero de 2025 por dicho concepto (5,2%).

El ajuste salarial a otorgarse el 1° de enero de 2027 se realizará tomando en cuenta la meta de inflación fijada por el CCM para el final de vigencia del aumento. Adicionalmente se aplicará un correctivo inflacionario si la variación del Índice de Precios al Consumo con Exclusiones (IPC-CE), elaborado por el Instituto Nacional de Estadística (INE), correspondiente al año 2026 supera al ajuste de 4,5% (cuatro con cinco por ciento) aplicado en 2026 más un margen adicional de 0,5% (cero con cinco por ciento).

El ajuste salarial a otorgarse el 1° de enero de 2028 se realizará tomando en cuenta la meta de inflación fijada por el CCM para el final de vigencia del aumento. Adicionalmente se aplicará un correctivo inflacionario si la variación del IPC acumulada durante los años 2026 y 2027 supera a los ajustes acumulados otorgados en 2026 y 2027, incluyendo, de corresponder, el correctivo aplicado en base al IPC-CE al 1° de enero de 2027.

El ajuste salarial a otorgarse el 1° de enero de 2029 se realizará tomando en cuenta la meta de inflación fijada por el CCM para el final de vigencia del aumento. Adicionalmente se aplicará un correctivo inflacionario si la variación del IPC-CE acumulada durante los años 2026 a 2028, supera a los ajustes acumulados otorgados en 2026 a 2028, incluyendo, de corresponder, el correctivo aplicado al 1° de enero de 2027 y 2028, y considerando además un margen adicional de 0,5% (cero con cinco por ciento).

El ajuste salarial a otorgarse el 1° de enero de 2030 se realizará tomando en cuenta la meta de inflación fijada por el CCM para el final de vigencia del aumento. Adicionalmente se aplicará un correctivo inflacionario si la variación del IPC acumulada durante los años 2026 a 2029, supera a los ajustes otorgados en 2026 a 2029, incluyendo, de corresponder, el correctivo aplicado en base a IPC-CE al 1° de enero de 2027, 2028 y 2029.

Los organismos comprendidos en los artículos 220 y 221 de la Constitución de la República adecuarán las remuneraciones de sus funcionarios en la misma oportunidad y con los mismos criterios establecidos en este artículo, sin perjuicio de los incrementos adicionales que se encuentren financiados en las normas presupuestales correspondientes.

Derógase el artículo 4° de la Ley N° 19.924, de 18 diciembre de 2020.

(*) Notas:

Ver en esta norma, artículos: 3 (vigencia) y 493.

Artículo 5

Autorízase al Poder Ejecutivo a efectuar las correcciones de los errores u omisiones numéricos o formales que se comprobaren en el Presupuesto Nacional, requiriéndose el informe previo de la Contaduría General de la Nación si se trata de gastos de funcionamiento, o de la Oficina de Planeamiento y Presupuesto si se trata de gastos de inversión.

De las correcciones propuestas se dará cuenta a la Asamblea General, que podrá expedirse en un plazo de quince días, transcurrido el cual, sin expresión en contrario, el Poder Ejecutivo, actuando en Consejo de Ministros, aprobará las correcciones. Si la Asamblea General se expidiera negativamente, las correcciones serán desechadas.

Si se comprobaren diferencias entre las planillas del Tomo V “Estructura de cargos y contratos de función pública” y las de créditos presupuestales, se aplicarán las primeras. Cuando existan diferencias entre las planillas de créditos presupuestales y los artículos aprobados en esta ley, se aplicarán estos últimos.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 6

El Poder Ejecutivo deberá poner a disposición la información numérica de los tomos integrantes de la presente ley, mediante un formato compatible con herramientas de procesamiento de datos numéricos, de forma consistente, completa e integrada para las variables que se incluyan en los mismos, de manera que se pueda validar, analizar y operar en consistencia con la información proporcionada en los cuadros de valores presentados, para todas las categorías incluidas.

Lo anterior regirá para la presentación del Presupuesto Nacional en forma quinquenal, así como para la presentación anual de las correspondientes Rendiciones de Cuentas y Balances de Ejecución Presupuestal. En particular, para este Presupuesto Nacional 2025-2029, se otorga un plazo de 90 días, luego de promulgada la presente ley, para presentar la referida información.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

SECCIÓN II - Funcionarios

Artículo 7

Facúltase al Poder Ejecutivo a aprobar las reestructuras organizativas y de puestos de trabajo de los Incisos o unidades ejecutoras de la Administración Central, con el dictamen previo y favorable de la Oficina de Planeamiento y Presupuesto, de la Oficina Nacional del Servicio Civil y del Ministerio de Economía y Finanzas, en el ámbito de sus competencias.

El Poder Ejecutivo remitirá a consideración de la Asamblea General las reestructuras de puestos de trabajo, debiendo la misma expedirse dentro de un plazo de cuarenta y cinco días, vencido el cual, sin opinión en contrario, se entenderán aprobadas.

En ningún caso la reformulación de las reestructuras de puestos de trabajo, así como la transformación, supresión, fusión o creación de unidades ejecutoras, podrán lesionar los derechos de los funcionarios o su carrera administrativa.

La Contaduría General de la Nación reasignará los créditos presupuestales en función de los puestos de trabajo aprobados.

Derógase el artículo 7° de la Ley N° 19.355, de 19 de diciembre de 2015, y el artículo 8° de la Ley N° 19.924, de 18 de diciembre de 2020, en la redacción dada por el artículo 7° de la Ley N° 20.075, de 20 de octubre de 2022.

El Poder Ejecutivo reglamentará esta disposición con el asesoramiento de la Oficina de Planeamiento y Presupuesto, de la Oficina Nacional del Servicio Civil y de la Contaduría General de la Nación.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 8

(*)

Derógase el artículo 19 de la Ley N° 19.924, de 18 de diciembre de 2020.

(*) Notas:

Además, este artículo dio nueva redacción a: Ley Nº 18.719 de 27/12/2010 artículo 62.

Ver en esta norma, artículo: 3 (vigencia).

Artículo 9

A partir de la entrada en vigencia de esta ley, en los Incisos de la Administración Central que integran el Presupuesto Nacional, serán suprimidos todos los cargos vacantes de los niveles de jefatura y subjefatura de sección, y jefatura de sector, pertenecientes o asimilables al sistema escalafonario de la Ley N° 15.809, de 8 de abril de 1986, y sus modificativas.

La Contaduría General de la Nación reasignará los créditos presupuestales correspondientes a las vacantes suprimidas a un objeto del gasto específico con destino al financiamiento de reestructuras de puestos de trabajo.

El Poder Ejecutivo, con el asesoramiento de la Contaduría General de la Nación y la Oficina Nacional del Servicio Civil, determinará las vacantes comprendidas en este artículo.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 10

Las vacantes a proveer de los escalafones A, B, C, D, E, F y R, comprendidos en el artículo 28 de la Ley N° 15.809, de 8 de abril de 1986, con la modificación introducida por el artículo 48 de la Ley N° 15.851, de 24 de diciembre de 1986, de los Incisos de la Administración Central, podrán asociarse, con fines informativos y sin efecto vinculante, con las ocupaciones del catálogo definido en el artículo 9° de la Ley N° 20.212, de 6 de noviembre de 2023, debiéndose excluir “escalafón” y “puntajes” incluidos en el indicado catálogo.

Cométese a la Oficina Nacional del Servicio Civil el asesoramiento y control del cumplimiento de lo dispuesto en este artículo.

Deróganse los artículos 15, 19, 20 y 45 de la Ley N° 20.212, de 6 de noviembre de 2023.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 11

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 20.212 de 06/11/2023 artículo 32.

Artículo 12

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 20.212 de 06/11/2023 artículo 33.

Artículo 13

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 20.212 de 06/11/2023 artículo 34.

Artículo 14

(*)

Deróganse el artículo 12 de la Ley N° 20.075, de 20 de octubre de 2022, y el artículo 51 de la Ley N° 20.212, de 6 de noviembre de 2023. (*)

(*) Notas:

Además, este artículo dio nueva redacción a: Ley Nº 19.924 de 18/12/2020 artículo 27.

Ver en esta norma, artículo: 3 (vigencia).

Artículo 15

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 17.930 de 19/12/2005 artículo 16 Inciso 2º).

Artículo 16

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 20.075 de 20/10/2022 artículo 13.

Artículo 17

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 20.075 de 20/10/2022 artículo 14.

Artículo 18

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 20.075 de 20/10/2022 artículo 18 Inciso 1º).

Artículo 19

(Prohibición de discriminación por edad en el ingreso a la función pública).

No podrá establecerse en los llamados públicos a la función pública ningún tipo de limitación, restricción o discriminación basada en la edad del postulante, salvo que una exigencia etaria se encuentre debidamente fundada y objetivamente justificada en la naturaleza del cargo o en razones de salud o seguridad debidamente acreditadas.

El Poder Ejecutivo, a propuesta de la Oficina Nacional del Servicio Civil, reglamentará la presente disposición en un plazo de ciento ochenta días contados desde su promulgación, estableciendo mecanismos de monitoreo, adecuación progresiva y sanciones en caso de incumplimiento.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

SECCIÓN III - Ordenamiento financiero

Artículo 20

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.834 de 04/11/2011 artículo 22 Literal E).

Artículo 21

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.355 de 19/12/2015 artículo 24.

Artículo 22

Establécese que, en los procedimientos de Convenios Marco y Sistemas Dinámicos de Adquisición, así como en otros procedimientos que disponga la Agencia Reguladora de Compras Estatales, se podrá acceder a los bienes y servicios comprendidos en los mismos a través de la plataforma Tienda Virtual, publicada en el sitio web de la referida Agencia.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 23

La notificación de los actos administrativos dictados por las Administraciones Públicas Estatales en el marco de los procedimientos de contratación pública deberá realizarse a través del correo electrónico registrado en el Registro Único de Proveedores del Estado (RUPE) a tal efecto o mediante los sistemas electrónicos administrados por la Agencia Reguladora de Compras Estatales (ARCE). Transcurridos tres días hábiles desde el envío por dicho medio del acto administrativo sin que se haya registrado constancia de rechazo o error en la entrega, la notificación se tendrá por efectuada.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 24

Derógase el artículo 318 de la Ley N° 19.889, de 9 de julio de 2020.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 25

Derógase el último inciso del artículo 40 de la Ley N° 20.075, de 20 de octubre de 2022.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 26

Derógase el artículo 330 de la Ley N° 19.889, de 9 de julio de 2020.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 27

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 15.903 de 10/11/1987 artículo 482 inciso 1º).

Artículo 28

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 15.903 de 10/11/1987 artículo 482 Literal C).

Artículo 29

Derógase el último inciso del numeral 16) del literal D) del artículo 482 de la Ley N° 15.903, de 10 de noviembre de 1987, en la redacción dada por el artículo 35 de la Ley N° 19.996, de 3 de noviembre de 2021 (artículo 33 del Tocaf).

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 30

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 15.903 de 10/11/1987 artículo 482 Literal D), numerales 43) y 44).

Artículo 31

(*)

(*) Notas:

Este artículo dio nueva redacción a:

TOCAF 2012 de 11/05/2012 artículo 44,

Ley Nº 15.903 de 10/11/1987 artículo 485.

Artículo 32

(*)

(*) Notas:

Este artículo dio nueva redacción a:

TOCAF 2012 de 11/05/2012 artículo 47,

Ley Nº 15.903 de 10/11/1987 artículo 488.

Artículo 33

(*)

(*) Notas:

Este artículo dio nueva redacción a:

TOCAF 2012 de 11/05/2012 artículo 48,

Ley Nº 15.903 de 10/11/1987 artículo 489.

Artículo 34

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.889 de 09/07/2020 artículo 333.

Artículo 35

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 18.719 de 27/12/2010 artículo 76 Inciso 2º).

Artículo 36

El Poder Ejecutivo, con el asesoramiento de la Agencia Reguladora de Compras Estatales y del Instituto Nacional de las Mujeres del Ministerio de Desarrollo Social, reglamentará la incorporación de la perspectiva de igualdad y la no discriminación en base al género en las contrataciones que realicen las Administraciones Públicas Estatales.

(*)Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 37

(*)

(*)Notas:

Este artículo dio nueva redacción a: Ley Nº 15.903 de 10/11/1987 artículo 482 Literal D), numeral 1).

SECCIÓN IV - Incisos de la Administración Central

INCISO 02 - Presidencia de la República

Artículo 38

Modifícase en el Inciso 02 “Presidencia de la República”, programa 481 “Política de gobierno”, unidad ejecutora 001 “Presidencia de la República y Unidades Dependientes”, la denominación, serie y condición de los siguientes cargos al vacar:

Cantidad	Escalafón	Grado	Denominación	Serie	Condición
1	A	15	Director	Arquitecto
3	C	14	Director de División	Administrativo
1	C	13	Sub-Director de División	Administrativo
1	C	12	Jefe de Departamento I	Administrativo
3	C	11	Jefe de Departamento II	Administrativo
1	C	11	Jefe de Departamento II	Administrativo	Al vacar se transforma en C 09, el resto con destino de la reforma
1	E	11	Jefe de Departamento II	Mecánica
1	F	8	Intendente	Servicios

Por las siguientes:

Cantidad	Escalafón	Grado	Denominación	Serie	Condición
1	A	15	Director	Arquitecto	Al Vacar – Denominación: Asesor – Serie: Profesional
3	C	14	Director de División	Administrativo	Al Vacar – Denominación: Secretaría
1	C	13	Sub-Director de División	Administrativo	Al Vacar – Denominación: Secretaría I
1	C	12	Jefe de Departamento I	Administrativo	Al Vacar – Denominación: Secretaría II
3	C	11	Jefe de Departamento II	Administrativo	Al Vacar – Denominación: Secretaría III
1	C	11	Jefe de Departamento II	Administrativo	Al Vacar – Denominación: Secretaría III
1	E	11	Jefe de Departamento II	Mecánica	Al Vacar – Denominación: Oficial – Serie: Oficios
1	F	8	Intendente	Servicios	Al Vacar – Denominación: Asistente – Auxiliar

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 39

Créase en el Inciso 02 “Presidencia de la República”, programa 481 “Política de gobierno”, la “Secretaría de Litigio Estratégico del Estado”, como órgano desconcentrado dependiente directamente de la Presidencia de la República.

Serán cometidos de la Secretaría de Litigio Estratégico del Estado:

A)	Apoyar, gestionar o coordinar la defensa del Estado en aquellos procesos jurisdiccionales que se consideren litigios estratégicos, así como patrocinar o representar al Estado en los mismos.

B)

Relevar y analizar la situación del Estado, en materia de procesos jurisdiccionales en los que sea parte, quedando a su cargo la administración, gestión, mantenimiento y actualización de un registro que centralice dicha información, priorizando la identificación del litigio estratégico, conforme lo que disponga la reglamentación que se dicte.

C)

Requerir cualquier tipo de información, dato o colaboración de los organismos del Estado, así como de las personas de derecho público no estatal y las sociedades anónimas en las que participa el Estado, a efectos de cumplir con los cometidos que se le asignan respecto de los procesos jurisdiccionales.

En defensa de los intereses del Estado, dichos organismos se encontrarán obligados a proporcionar los datos o la información, dentro del término fijado por la referida Secretaría. Los organismos facilitarán el acceso directo de la Secretaría a sus fuentes de información, a efectos de asegurar la agilidad e integridad del intercambio de datos.

D)	Crear o coordinar salas de expertos para el asesoramiento o estudio en temas vinculados al litigio del Estado.

E)	Realizar estudios normativos vinculados a la materia de su competencia.

F)

Celebrar convenios o protocolos con personas públicas o privadas, nacionales o extranjeras, en temas vinculados a sus cometidos, sin perjuicio de las competencias atribuidas al Ministerio de Relaciones Exteriores.

G)	Desarrollar o participar en proyectos vinculados con la implementación de la tecnología destinada a fortalecer la defensa del Estado en procesos jurisdiccionales.

H)	Administrar los fondos presupuestales que le sean asignados y los recursos que generen sus actividades, así como aquellos que sean fruto de la cooperación internacional.

Atribúyese a la mencionada Secretaría aquellos cometidos que la normativa le asignó a la unidad ejecutora 025 “Dirección Nacional de Asuntos Constitucionales y Legales”, del Inciso 11 “Ministerio de Educación y Cultura”, respecto al Registro Único de Juicios del Estado (RUJE).

El Poder Ejecutivo establecerá las distintas categorías de litigio estratégico nacional e internacional en las que podrá intervenir la Secretaría, así como las modalidades de su participación, sin perjuicio de lo que se decida para cada caso concreto.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 40

Créase en el Inciso 02 “Presidencia de la República”, programa 481; “Política de gobierno”; unidad ejecutora 001; “Presidencia de la República y Unidades Dependientes”; el Programa Uruguay Innova, con el cometido general de coordinar y articular el ecosistema de innovación en todo el territorio nacional, incluyendo el monitoreo y evaluación de sus resultados e impactos, de modo de contribuir a la mejora de la productividad y la competitividad a través de la introducción de la innovación en las actividades de carácter productivo y social, y de la valorización y transferencia de conocimiento para el desarrollo económico y social sostenible.

El Programa Uruguay Innova estará dirigido por un Consejo Estratégico Ministerial con las atribuciones principales de definir los objetivos, desafíos nacionales y actividades y sectores productivos en los que se focalizarán las acciones, y de evaluar periódicamente el funcionamiento del Programa e introducir los ajustes que considere pertinentes.

Este Consejo estará integrado de forma permanente por el Secretario de Presidencia de la República, que lo presidirá, los Ministros de Economía y Finanzas, de Industria, Energía y Minería, de Educación y Cultura, y de Ganadería, Agricultura y Pesca, y el Director de la Oficina de Planeamiento y Presupuesto. Según la agenda de temas en consideración del Consejo, serán convocados a integrarlo los ministros que corresponda, en virtud de sus competencias.

El Programa Uruguay Innova tendrá un responsable designado por el Poder Ejecutivo. (*)

(*) Notas:

Reglamentado por: Decreto Nº 57/026 de 19/03/2026.

Ver en esta norma, artículo: 3 (vigencia).

Artículo 41

Créase el Fondo Uruguay Innova, como herramienta de coordinación del ecosistema de innovación, a través del financiamiento de proyectos interinstitucionales e interdisciplinarios que promuevan una asignación más eficiente de los recursos públicos de apoyo a la innovación y el apalancamiento de los recursos de ministerios, personas públicas no estatales, Entes Autónomos y Servicios Descentralizados del dominio comercial e industrial del Estado y del sector privado, en torno a acciones de mejora de la productividad y la competitividad a través de la introducción de innovación.

El Fondo Uruguay Innova estará destinado a cofinanciar, prioritariamente, la creación y consolidación de capacidades de investigación e innovación orientadas a la valorización del conocimiento generado, procurando resultados en términos de nuevos bienes, servicios, procesos o modelos de negocios, así como proyectos que tienen por objeto avanzar en los desafíos estratégicos nacionales en relación con los cambios en la matriz productiva, transformaciones innovadoras basadas en nuevas tecnologías transversales o mejoras significativas en el bienestar resultantes de la introducción de innovación.

La definición de la asignación de los recursos del Fondo será responsabilidad del Consejo Estratégico Ministerial del Programa Uruguay Innova, en los términos y condiciones que establezca el Poder Ejecutivo.

La titularidad y su administración estará a cargo de la Agencia Nacional de Investigación e Innovación.

El Fondo Uruguay Innova se integrará con:

A)	Las partidas presupuestales que se le asignen.

B)	Los fondos originados en cooperaciones de organismos nacionales e internacionales.

C)

Las contribuciones que puedan realizar ministerios, personas públicas no estatales y Entes Autónomos y Servicios Descentralizados del dominio comercial e industrial del Estado, en el marco del cumplimiento de sus cometidos.

D)	Las donaciones en dinero, tanto nacionales como extranjeras, que tengan por objeto contribuir con el Fondo.

E)	Todo otro recurso que le sea atribuido.

El Poder Ejecutivo reglamentará el funcionamiento del Fondo Uruguay Innova en los aspectos no previstos en esta ley. (*)

(*) Notas:

Reglamentado por: Decreto Nº 57/026 de 19/03/2026.

Ver en esta norma, artículo: 3 (vigencia).

Artículo 42

Créase en el Inciso 02 “Presidencia de la República”, programa 481 “Política de gobierno”, unidad ejecutora 001 “Presidencia de la República y Unidades Dependientes”, la Secretaría Nacional de Ciencia y Valorización de Conocimiento.

La referida Secretaría tendrá como cometidos generales los de proponer las políticas científicas nacionales, promover la formación de capital humano de alta especialización y contribuir a la valorización y transferencia de conocimiento, en todo el territorio nacional.

Créase en el mismo Inciso, programa y unidad ejecutora, el cargo de particular confianza de Secretario Nacional de Ciencia y Valorización de Conocimiento, cuya retribución será equivalente a la de los directores de unidad ejecutora, de acuerdo con lo previsto en el inciso primero del artículo 16 de la Ley N° 18.996, de 7 de noviembre de 2012.

A efectos de financiar la creación dispuesta en el inciso precedente, suprímese en el Inciso 11 “Ministerio de Educación y Cultura”, unidad ejecutora 012 “Dirección Nacional de Innovación, Ciencia y Tecnología”, el cargo de particular confianza de Director Nacional de Innovación, Ciencia y Tecnología, creado por el artículo 80 de la Ley N° 18.046, de 24 de octubre de 2006, con las modificaciones introducidas por el artículo 130 de la Ley N° 19.535, de 25 de setiembre de 2017, y el artículo 372 de la Ley N° 19.924, de 18 de diciembre de 2020.

Todos los cometidos y atribuciones que las leyes y decretos asignan en materia de ciencia, tecnología e innovación a la Unidad Ejecutora 012 Dirección Nacional de Innovación, Ciencia y Tecnología (DICYT) del Ministerio de Educación y Cultura que se suprime, serán, en adelante, competencia de la Secretaría creada en el inciso primero de este artículo.

(*)

(*) Notas:

Reglamentado por: Decreto Nº 57/026 de 19/03/2026.

Ver en esta norma, artículos: 3 (vigencia), 43 y 46.

Artículo 43

Asígnase en el Inciso 02 “Presidencia de la República”, programa 481 “Política de gobierno”, unidad ejecutora 001 “Presidencia de la República y Unidades Dependientes”, Proyecto 402 “Secretaría Nacional de Ciencia y Valorización de Conocimiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, una partida anual de $ 30.000.000 (treinta millones de pesos uruguayos), con destino al diseño y ejecución de la propuesta de un nuevo Plan Estratégico Nacional en Ciencia, Tecnología e Innovación (PENCTI), referido en el artículo 44 de esta ley, entre otras políticas de apoyo a la ciencia en el marco de las competencias otorgadas a la nueva Secretaría creada en el artículo 42 de esta ley. (*)

(*) Notas:

Reglamentado por: Decreto Nº 57/026 de 19/03/2026.

Ver en esta norma, artículo: 3 (vigencia).

Artículo 44

La Secretaría Nacional de Ciencia y Valorización de Conocimiento, tendrá los siguientes cometidos específicos:

A)

Proponer al Poder Ejecutivo políticas, objetivos, estrategias y planes en materia de ciencia, tecnología e innovación de base científico-tecnológica, en función de los objetivos nacionales de desarrollo y procurando el equilibrio territorial y de género.

B)

Fomentar la investigación y la generación de conocimiento en ciencia y tecnología, comprendiendo los campos de las ciencias exactas y naturales, ingeniería y tecnología, ciencias de la vida, ciencias agrícolas, ciencias sociales y artes y humanidades.

C)

Fomentar la formación de profesionales e investigadores altamente calificados en Ciencia, Tecnología, Ingeniería y Matemáticas (STEM) y su inserción laboral en instituciones académicas, centros públicos y privados de investigación y desarrollo, así como en otros organismos públicos y en el sector de la producción de bienes y servicios.

D)	Contribuir a la transferencia de los resultados de investigación, conocimientos y tecnologías al sector público, los sectores de la producción y la sociedad.

E)	Otros cometidos que le asigne el Poder Ejecutivo.

En todos los casos, la Secretaría Nacional de Ciencia y Valorización de Conocimiento, coordinará con las instituciones que corresponda en razón de sus competencias.

La Secretaría Nacional de Ciencia y Valorización de Conocimiento y el Programa Uruguay Innova coordinarán, con las organizaciones correspondientes, la elaboración de la propuesta de un nuevo Plan Estratégico Nacional en Ciencia, Tecnología e Innovación (PENCTI), que será sometido a la consideración del Poder Ejecutivo para su aprobación antes del 30 de junio de 2027. (*)

(*) Notas:

Reglamentado por: Decreto Nº 57/026 de 19/03/2026.

Ver en esta norma, artículo: 3 (vigencia).

Artículo 45

El Secretario Nacional de Ciencia y Valorización de Conocimiento tendrá como principales funciones:

A)	Desarrollar todas las tareas inherentes a la administración gerencial de la Secretaría, realizando todos los actos y operaciones necesarios para dar cumplimiento a sus cometidos.

B)	Elaborar los planes de actividades anuales.

C)	Representar a la Secretaría en el país y en el exterior.

D)	Toda otra función que le sea encomendada por el Poder Ejecutivo.

El Secretario Nacional de Ciencia y Valorización de Conocimiento participará de las reuniones del Consejo Estratégico Ministerial del Programa Uruguay Innova, en las que actuará con voz y sin voto. (*)

(*) Notas:

Reglamentado por: Decreto Nº 57/026 de 19/03/2026.

Ver en esta norma, artículo: 3 (vigencia).

Artículo 46

Suprímese en el Inciso 11 “Ministerio de Educación y Cultura”, la unidad ejecutora 012 “Dirección Nacional de Innovación, Ciencia y Tecnología”, creada por el artículo 308 de la Ley N° 17.296, de 21 de febrero de 2001, en la redacción dada por el artículo 373 de la Ley N° 19.924, de 18 de diciembre de 2020, con las modificaciones introducidas por los artículos 212 de la Ley N° 18.172, de 31 de agosto de 2007, 129 de la Ley N° 19.535, de 25 de setiembre de 2017, y 372 de la Ley N° 19.924, de 18 de diciembre de 2020, redistribuyéndose las atribuciones y competencias que se determinen en la reglamentación que se dicte, a la Secretaría Nacional de Ciencia y Valorización de Conocimiento creada en el artículo 42 de esta ley.

El Ministerio de Educación y Cultura distribuirá entre sus unidades ejecutoras las competencias y atribuciones que se mantienen en el referido Inciso, en función de sus correspondientes cometidos.

Toda referencia normativa, contractual o convencional realizada a la unidad ejecutora que se suprime, se entenderá realizada a la Secretaría Nacional de Ciencia y Valorización de Conocimiento que se crea.

Transfiérese de pleno derecho al Inciso 02 “Presidencia de la República”, unidad ejecutora 001 “Presidencia de la República y Unidades Dependientes”, los créditos, recursos, derechos y obligaciones de la unidad ejecutora suprimida, afectados a las atribuciones y competencias que se le transferirán, quedando facultada la Contaduría General de la Nación para efectuar las reasignaciones que fueran necesarias.

Facúltase al Inciso 02 “Presidencia de la República”, previo informe favorable de la Contaduría General de la Nación, a reasignar los créditos presupuestales del Grupo 0 “Servicios Personales”, autorizados para las contrataciones efectuadas al amparo de lo establecido por el artículo 325 de la Ley N° 20.212, de 6 de noviembre de 2023, con destino a gastos de funcionamiento.

Encomiéndase al Poder Ejecutivo la redistribución de los recursos humanos, de acuerdo a la normativa vigente, de la unidad ejecutora 012 “Dirección Nacional de Innovación, Ciencia y Tecnología” del Ministerio de Educación y Cultura, a la “Secretaría Nacional de Ciencia y Valorización de Conocimiento” que se crea, y a las distintas unidades ejecutoras del Ministerio de Educación y Cultura, en función de las atribuciones y competencias reasignadas entre estos organismos.

Los funcionarios que fueran redistribuidos de acuerdo a lo dispuesto en el inciso precedente, conservarán la situación retributiva de que gozan actualmente y los derechos referidos a la carrera administrativa. Cuando sus remuneraciones en la oficina de origen fueran mayores a las de los cargos en los que se designen, las diferencias serán percibidas como compensación personal, que se irá absorbiendo en futuros incrementos por cambios en la tabla de sueldos, ascensos, aumento de grado del funcionario y compensaciones o partidas de carácter permanente, cualquiera sea su financiación, que se otorguen en el futuro. (*)

(*) Notas:

Reglamentado por: Decreto Nº 57/026 de 19/03/2026.

Ver en esta norma, artículo: 3 (vigencia).

Artículo 47

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.084 de 28/12/2006 artículo 2.

Artículo 48

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.084 de 28/12/2006 artículo 4 Literal B).

Artículo 49

Deróganse los incisos segundo y tercero del artículo 7° de la Ley N° 18,084, de 28 de diciembre de 2006.

(*)

(*) Notas:

Además, este artículo dio nueva redacción a: Ley Nº 18.084 de 28/12/2006 artículo 7 Inciso 1º), Literal F).

Ver en esta norma, artículo: 3 (vigencia).

Artículo 50

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.084 de 28/12/2006 artículos 16, 17, 23, 24 y 25.

Artículo 51

Créase un Consejo Asesor Científico Honorario con el cometido general de asesorar al Poder Ejecutivo en materia científico-tecnológica, aportando evidencia y metodología científica a la toma de decisiones de alto nivel, sin perjuicio de las competencias atribuidas a las demás organizaciones previstas por el ordenamiento jurídico nacional.

El Consejo Asesor Científico Honorario estará integrado por el Secretario Nacional de Ciencia y Valorización de Conocimiento y otros siete miembros que actuarán a título personal y serán designados por el Poder Ejecutivo por un período de dos años, renovable por una única vez, entre personas con un destacado desempeño académico en el país y en el exterior. El Poder Ejecutivo definirá el procedimiento de selección de los integrantes de este Consejo, de modo de favorecer una representación diversa en disciplinas científico-tecnológicas y a la vez consistente con los problemas nacionales priorizados.

La Secretaría Nacional de Ciencia y Valorización de Conocimiento ejercerá la secretaría administrativa del Consejo Asesor Científico Honorario.

El Poder Ejecutivo reglamentará los demás aspectos del funcionamiento del Consejo Asesor Científico Honorario. (*)

(*) Notas:

Reglamentado por: Decreto Nº 57/026 de 19/03/2026.

Ver en esta norma, artículo: 3 (vigencia).

Artículo 52

Créase en la órbita de la Agencia Nacional de Investigación e Innovación, el “Programa Central de Alta Dedicación a la Investigación”, con los objetivos de incrementar el número de investigadores profesionales con nivel de doctorado y postdoctorado, de establecer un marco de actuación y evaluación común más allá de su inserción laboral en instituciones de investigación públicas o privadas, otras entidades públicas o empresas, y de promover el alineamiento de las actividades de investigación y valorización de conocimiento con los objetivos y desafíos estratégicos del desarrollo nacional.

La Secretaría Nacional de Ciencia y Valorización de Conocimiento será responsable de la dirección política y estratégica del Programa y aprobará su reglamento de funcionamiento.

El Poder Ejecutivo reglamentará este Programa guardando debida consistencia con otros programas e instrumentos relacionados con la formación y evaluación de investigadores.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 53

Asígnase en el Inciso 02 “Presidencia de la República”, programa 481 “Política de gobierno”, unidad ejecutora 001 “Presidencia de la República y Unidades Dependientes”, en el objeto del gasto 581.000 “Transferencias corrientes a Organismos Internacionales”, con cargo a la Financiación 1.1 “Rentas Generales”, una partida anual de $ 20.000.000 (veinte millones de pesos uruguayos), con destino a la Agencia de Monitoreo y Evaluación de Políticas Públicas.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 54

Asígnase en el Inciso 02 “Presidencia de la República”, programa 481 “Política de gobierno”, unidad ejecutora 001 “Presidencia de la República y Unidades Dependientes”, con cargo a la Financiación 1.1 “Rentas Generales”, en el objeto del gasto 519.000 “Otras transferencias corrientes al Sector Público”, una partida anual de $ 12.000.000 (doce millones de pesos uruguayos), destinada al cumplimiento de los objetivos institucionales de la Secretaría de Derechos Humanos para el Pasado Reciente.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 55

Créanse en el Inciso 02 “Presidencia de la República”, programa 420 “Información oficial y documentos de interés público”, unidad ejecutora 007 “Instituto Nacional de Estadística”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, los cargos que se detallan:

Cantidad	Escalafón	Grado	Denominación	Serie
3	C	01	ADMINISTRATIVO XII	ADMINISTRACIÓN

12	B	03	TÉCNICO XI	TÉCNICO

12	A	04	ASESOR XII	PROFESIONAL

A efectos de financiar los cargos que se crean en este artículo, suprímense en el Inciso 02 “Presidencia de la República”, programa 420 “Información oficial y documentos de interés público”, unidad ejecutora 007 “Instituto Nacional de Estadística”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, los siguientes cargos vacantes:

Cantidad	Escalafón	Grado	Denominación	Serie
11	D	01	ESPECIALISTA XII	ESTADÍSTICA

1	D	03	ESPECIALISTA X	INFORMÁTICA

3	A	08	ASESOR VIII	ESTADÍSTICA

1	A	08	ASESOR VIII/TÉCNICO VI	ESTADÍSTICA

4	A	13	ASESOR III	ESTADÍSTICA

1	A	13	ASESOR III	PLANIFICACIÓN

1	B	07	TÉCNICO VII	ESTADÍSTICA

1	C	04	ADMINISTRATIVO IX	ADMINISTRACIÓN

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 56

Reasígnanse en el Inciso 02 “Presidencia de la República”, programa 420 “Información oficial y documentos de interés público”, unidad ejecutora 007 “Instituto Nacional de Estadística”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, con destino a fortalecer el Sistema Estadístico Nacional, en los objetos del gasto y montos en pesos uruguayos que se detallan:

ODG	Importe
092.000	—	7.846.507
042.510	—	7.421.192
099.001	—	4.216.701
042.509	—	2.000.000
042.511	18.321.192
081.000	1.880.125
059.000	741.666
087.000	445.000
082.000	96.417

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 57

Reasígnanse en el Inciso 02 “Presidencia de la República”, unidad ejecutora 007 “Instituto Nacional de Estadística”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, en el programa 421 “Sistema de información territorial”, desde el objeto del gasto 095.005 “Fondo p/financiar funciones transitorias y de conducción”, la suma de $ 1.120.930 (un millón ciento veinte mil novecientos treinta pesos uruguayos), incluidos aguinaldo y cargas legales, hacia el objeto del gasto 042.517 “Comp. tareas especiales mayor responsabilidad y horario variable”, más aguinaldo y cargas legales, y en el programa 420 “Información oficial y documentos de interés público”, desde el objeto del gasto 095.005 “Fondo p/financiar funciones transitorias y de conducción”, la suma de $ 3.705.709 (tres millones setecientos cinco mil setecientos nueve pesos uruguayos), incluidos aguinaldo y cargas legales, hacia el 042.517 “Comp. tareas especiales mayor responsabilidad y horario variable”, más aguinaldo y cargas legales, con destino a financiar el pago de compensaciones por tareas especiales, de mayor responsabilidad o en horario variable, en el marco del proceso de fortalecimiento del Sistema Estadístico Nacional.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 58

Reasígnase en el Inciso 02 “Presidencia de la República”, programa 420 “Información oficial y documentos de interés público”, unidad ejecutora 007 “Instituto Nacional de Estadística”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, una partida anual de $ 13.554.167 (trece millones quinientos cincuenta y cuatro mil ciento sesenta y siete pesos uruguayos), al objeto del gasto 095.007 “Fondo para Contrato Zafral”, incluidos aguinaldo y cargas legales, desde el objeto del gasto 011.301 “Retribución por encuestas (INE)”, más aguinaldo y cargas legales, a efectos de financiar las contrataciones establecidas en el artículo 8° de la Ley N° 19.996, de 3 de noviembre de 2021.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 59

Reasígnanse en el Inciso 02 “Presidencia de la República”, programa 420 “Información oficial y documentos de interés público”, unidad ejecutora 007 “Instituto Nacional de Estadística”, Proyecto 000 “Funcionamiento”, Financiación 1.2 “Recursos con Afectación Especial”, desde el objeto del gasto 095.008 “Fondo para Contrato función pública”, la suma de $ 2.076.336 (dos millones setenta y seis mil trescientos treinta y seis pesos uruguayos), y del objeto del gasto 099.000 “Otras retribuciones”, la suma de $ 317.059 (trescientos diecisiete mil cincuenta y nueve pesos uruguayos), incluidos aguinaldo y cargas legales, hacia el objeto del gasto 095.007 “Fondo para Contrato Zafral”, incluidos aguinaldo y cargas legales, a efectos de financiar las contrataciones establecidas en el artículo 8° de la Ley N° 19.996, de 3 de noviembre de 2021.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 60

Asígnase en el Inciso 02 “Presidencia de la República”, programa 420 “Información oficial y documentos de interés público”, unidad ejecutora 007 “Instituto Nacional de Estadística”, Proyecto 603 “Encuesta de Gastos e Ingresos de Hogares”, Financiación 1.1 “Rentas Generales”, una partida de $ 20.000.000 (veinte millones de pesos uruguayos), para el Ejercicio 2028, y una partida de $ 20.000.000 (veinte millones de pesos uruguayos), para el Ejercicio 2029, con destino a atender las erogaciones que demande la planificación y ejecución de la Encuesta de Gastos e Ingresos de Hogares.

El Instituto Nacional de Estadística comunicará a la Contaduría General de la Nación, previo informe favorable de la Oficina de Planeamiento y Presupuesto y del Ministerio de Economía y Finanzas, la distribución de la partida establecida.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 61

Asígnase en el Inciso 02 “Presidencia de la República”, programa 420 “Información oficial y documentos de interés público”, unidad ejecutora 007 “Instituto Nacional de Estadística”, en el Proyecto 608 “Cambio de base IMS e IPC”, Financiación 1.1 “Rentas Generales”, una partida de $ 12.000.000 (doce millones de pesos uruguayos), para el Ejercicio 2028 y una partida de $ 12.000.000 (doce millones de pesos uruguayos), para el Ejercicio 2029, con destino a financiar las erogaciones que demande la planificación y ejecución del cambio de base del Índice Medio de Salarios (IMS).

El Instituto Nacional de Estadística comunicará a la Contaduría General de la Nación y a la Oficina de Planeamiento y Presupuesto la distribución de la partida establecida.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 62

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 16.616 de 20/10/1994 artículo 1 Inciso 2º).

Artículo 63

Asígnase en el Inciso 02 “Presidencia de la República”, programa 483 “Políticas de RRHH”, unidad ejecutora 008 “Oficina Nacional del Servicio Civil”, Proyecto 972 “Informática”, Financiación 1.1 “Rentas Generales”, una partida anual de $ 4.000.000 (cuatro millones de pesos uruguayos), con destino a la Escuela Nacional de Administración Pública.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 64

Reasígnase en el Inciso 02 “Presidencia de la República”, programa 343 “Formación y capacitación”, unidad ejecutora 008 “Oficina Nacional del Servicio Civil”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, desde el objeto del gasto 051.000 “Dietas”, la suma de $ 5.900.000 (cinco millones novecientos mil pesos uruguayos), más aguinaldo y cargas legales, hacia el Grupo 5 “Transferencias”, con destino a la contratación de servicios de capacitación en instituciones públicas y personas jurídicas de derecho público no estatal.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 65

Asígnase en el Inciso 02 “Presidencia de la República”, programa 282 “Deporte comunitario”, unidad ejecutora 011 “Secretaría Nacional del Deporte”, Financiación 1.1 “Rentas Generales”, en el Proyecto 720 “Centros Deportivos”, una partida anual de $ 24.000.000 (veinticuatro millones de pesos uruguayos), con destino a la implementación del plan nacional de iluminación de canchas de fútbol infantil y generación de Espacios Deportivos Protegidos, así como para proveer conectividad inalámbrica y servicio de datos de acceso gratuito en las canchas de fútbol infantil en todo el territorio nacional.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 66

Encomiéndase a la Oficina de Planeamiento y Presupuesto la convocatoria de un Diálogo por una Estrategia Nacional de Desarrollo.

El Poder Ejecutivo definirá mediante la reglamentación la metodología y los objetivos concretos del Diálogo por una Estrategia Nacional de Desarrollo, incluyendo la elaboración de uno o más proyectos de ley en la materia.

Estarán representados en el proceso el Estado, los trabajadores, los empresarios y la academia, sin desmedro de la participación de otros actores políticos y sociales que se consideren pertinentes, de modo de lograr un efectivo proceso de planificación estratégica participativa.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 67

Reasígnase del Inciso 05 “Ministerio de Economía y Finanzas”, programa 488 “Administración Financiera”, unidad ejecutora 001 “Dir. Gral. Secretaría del Mrio. de Economía y Finanzas”, Financiación 1.1 “Rentas Generales”, objeto del gasto 099.001 “Partida Proyectada”, al Inciso 02 “Presidencia de la República”, programa 484 “Política de gobierno electrónico”, unidad ejecutora 010 “Agencia para el Desarrollo del Gobierno de Gestión Electrónica y la Sociedad de la Información y del Conocimiento” (AGESIC), Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, una partida por única vez de $ 2.500.000 (dos millones quinientos mil pesos uruguayos) en el Ejercicio 2026, destinada a la creación de un programa para fomentar la incorporación de intérpretes de Lengua de Señas Uruguayas (LSU) por vía virtual.

El programa priorizará la atención en el Banco de la República Oriental del Uruguay (BROU), el Banco Hipotecario del Uruguay (BHU), la Agencia Nacional de Vivienda (ANV), el Correo Uruguayo y el Ministerio del Interior, y contará para su ejecución con el asesoramiento técnico de la Administración Nacional de Telecomunicaciones (ANTEL).

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 68

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 17.296 de 21/02/2001 artículo 59.

Artículo 69

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 17.292 de 25/01/2001 artículo 89.

Artículo 70

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 16.134 de 24/09/1990 artículo 17.

Artículo 71

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.084 de 28/12/2006 artículo 6 Literal D).

Artículo 72

Créase en la Asamblea General (artículo 105 de la Constitución de la República) una comisión parlamentaria bicameral con el cometido de controlar y supervisar tanto la implementación del Plan Estratégico Nacional en Ciencia, Tecnología e Innovación (PENCTI) como el Sistema Nacional de Ciencia, Tecnología e Innovación, dependiente de Presidencia de la República, en la que participarán legisladores de todos los partidos políticos con representación parlamentaria.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 73

Encomiéndase al Consejo Estratégico Ministerial del Programa Uruguay Innova, la Secretaría Nacional de Ciencia y Valorización de Conocimiento y el Consejo Nacional de Innovación, Ciencia y Tecnología (CONICYT) la elaboración en conjunto de un proyecto de ley integral sobre el diseño institucional del Sistema de Ciencia, Tecnología e Innovación.

Una vez elaborado el proyecto correspondiente, lo elevarán al Poder Ejecutivo en un plazo de ciento veinte días corridos, para que lo remita al Poder Legislativo.

El plazo se contará desde la fecha de promulgación de la presente ley y podrá ampliarse por 60 días. (*)

(*) Notas:

Reglamentado por: Decreto Nº 57/026 de 19/03/2026.

Ver en esta norma, artículo: 3 (vigencia).

INCISO 03 - Ministerio de Defensa Nacional

Artículo 74

Asígnase en el Inciso 03 “Ministerio de Defensa Nacional”, programa 401 “Red de asistencia e integración social”, unidad ejecutora 001 “Dirección General de Secretaría de Estado”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 578.099 “Gastos Promoción y Bienestar Social VsSin Discr./EMP.Púb.”, una partida anual de $ 44.000.000 (cuarenta y cuatro millones de pesos uruguayos), con destino a la implementación de políticas sociales para el personal del Inciso.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 75

Reasígnase en el Inciso 03 “Ministerio de Defensa Nacional”, unidad ejecutora 001 “Dirección General de Secretaría de Estado”, Financiación 1.1 “Rentas Generales”, desde el programa 300 “Defensa Nacional”, objeto del gasto 092.000 “Partidas globales a distribuir”, la suma de $ 1.500.000 (un millón quinientos mil pesos uruguayos) al programa 343 “Formación y capacitación”, objeto del gasto 199.000 “Otros bienes de consumo no incluidos en los anteriores”, la suma de $ 1.000.000 (un millón de pesos uruguayos) y al objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, la suma de $ 500.000 (quinientos mil pesos uruguayos), con destino a las actividades relacionadas a la promoción de políticas y construcción de la cultura de defensa.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 76

Reasígnase en el Inciso 03 “Ministerio de Defensa Nacional”, unidad ejecutora 001 “Dirección General de Secretaría de Estado”, Financiación 1.1 “Rentas Generales”, desde el programa 300 “Defensa Nacional”, objeto del gasto 092.000 “Partidas globales a distribuir”, la suma de $ 2.033.125 (dos millones treinta y tres mil ciento veinticinco pesos uruguayos) incluidos aguinaldo y cargas legales, al programa 343 “Formación y capacitación”, objeto del gasto 051.000 “Dietas”, más aguinaldo y cargas legales, con destino al Centro de Altos Estudios Nacionales.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 77

Créase en el Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, unidad ejecutora 001 “Dirección General de Secretaría de Estado”, un cargo de Presidente del Instituto Antártico Uruguayo, con carácter de particular confianza, el que tendrá la remuneración dispuesta en el literal d) del artículo 9° de la Ley N° 15.809, de 8 de abril de 1986 y sus modificativas. Su cometido será la conducción estratégica y la representación institucional del organismo, conforme a las directrices de la política exterior, científica y ambiental del país en la materia.

La creación dispuesta en este artículo se financiará con la reasignación de los créditos presupuestales del Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, unidad ejecutora 001 “Dirección General de Secretaría de Estado”, Financiación 1.1 “Rentas Generales”, objeto del gasto 092.000 “Partidas globales a distribuir”, por la suma de $ 1.941.374 (un millón novecientos cuarenta y un mil trescientos setenta y cuatro pesos uruguayos) incluidos aguinaldo y cargas legales.

Elimínase al vacar, el cargo de Asistente de Sanidad creado por el artículo 83 de la Ley N° 17.930, de 19 de diciembre de 2005.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 78

Créanse en el Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, unidad ejecutora 001 “Dirección General de Secretaría de Estado”, Financiación 1.1 “Rentas Generales”, los siguientes cargos:

Cantidad	Denominación	Serie	Escalafón	Grado
2	Asesor	Profesional	A	16

1	Asesor	Profesional	A	15

1	Asesor	Psicólogo	A	15

1	Técnico	Técnico	B	15

1	Técnico	Técnico	B	14

2	Administrativo XII	Administrativo	C	14

2	Administrativo XI	Administrativo	C	13

1	Administrativo VIl	Administrativo	C	8

Las erogaciones resultantes de las creaciones dispuestas en el inciso precedente, se financiarán con los créditos correspondientes al Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, unidad ejecutora 001 “Dirección General de Secretaría de Estado”, Financiación 1.1 “Rentas Generales”, objeto del gasto 042.400 “Compensación al cargo”, por la suma de $ 377.021 (trescientos setenta y siete mil veintiún pesos uruguayos) más aguinaldo y cargas legales, y las supresiones de los cargos vacantes, que se detallan a continuación:

Cantidad	Denominación	Serie	Escalafón	Grado
2	Administrativo III	Administrativo	C	1

12	Administrativo II	Administrativo	C	2

9	Administrativo I	Administrativo	C	3

1	Técnico V	Informática	B	8

1	Asesor IX	Psicólogo	A	5

1	Asesor VIl	Abogado	A	7

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 79

Reasígnase en el Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, unidad ejecutora 001 “Dirección General de Secretaría de Estado”, Financiación 1.1 “Rentas Generales”, al objeto del gasto 042.510 “Compensación especial por funciones especiales”, la suma de $ 7.008.915 (siete millones ocho mil novecientos quince pesos uruguayos) más aguinaldo y cargas legales, con destino al pago de la compensación especial para el personal que desarrolla tareas prioritarias, creada por el artículo 92 de la Ley N° 18.362, de 6 de octubre de 2008, desde los objetos del gasto y montos en pesos uruguayos que se detallan a continuación:

ODG	Importe
092.000	1.275.877
041.008	2.900.000
042.520	400.000
042.536	3.000.000
059.000	525.000
081.000	1.330.875
082.000	68.250

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 80

Asígnase en el Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, Proyecto 004 “Vigilancia y Patrullaje Frontera”, Financiación 1.1 “Rentas Generales”, objeto del gasto 199.000 “Otros bienes de consumo no incluidos en los anteriores”, una partida anual de $ 1.000.000 (un millón de pesos uruguayos) a la unidad ejecutora 003 “Estado Mayor de la Defensa”, una partida anual de $ 2.500.000 (dos millones quinientos mil pesos uruguayos) a la unidad ejecutora 004 “Comando General del Ejército”, y una partida anual de $ 1.500.000 (un millón quinientos mil pesos uruguayos) a la unidad ejecutora 018 “Comando General de la Armada”, con destino a los gastos que generan las actividades en la zona fronteriza.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 81

Asígnase en el Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, unidad ejecutora 003 “Estado Mayor de la Defensa”, Proyecto 750 “Equipamiento militar para Vigilancia y Patrullaje Frontera”, Financiación 1.1 “Rentas Generales”, una partida anual de $ 5.000.000 (cinco millones de pesos uruguayos), con destino a fortalecer las capacidades de las Fuerzas en zonas de frontera, mediante la adquisición de equipamiento logístico, tecnológico y de comunicación, así como el desarrollo de infraestructura de control y comando móvil.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 82

Inclúyese en el literal B) del artículo 81 de la Ley N° 20.075, de 20 de octubre de 2022, al personal del Escalafón K “Personal Militar”, serie Comando, perteneciente a la unidad ejecutora 003 “Estado Mayor de la Defensa” del Ministerio de Defensa Nacional.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 83

Asígnase en el Inciso 03 “Ministerio de Defensa Nacional”, programa 461 “Gestión de la privación de libertad”, Financiación 1.1 “Rentas Generales”, en la unidad ejecutora 004 “Comando General del Ejército”, en el Proyecto 973 “Inmuebles”, una partida anual de $ 2.000.000 (dos millones de pesos uruguayos), y en el Proyecto 971 “Equipamiento y mobiliario de oficina”, una partida anual de $ 3.000.000 (tres millones de pesos uruguayos), y en la unidad ejecutora 018 “Comando General de la Armada”, Proyecto 935 “Adq. equip. y reparaciones para seg. pública faja costera”, una partida anual de $ 1.000.000 (un millón de pesos uruguayos), con destino a las instalaciones de custodia perimetral.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 84

Asígnase en el Inciso 03 “Ministerio de Defensa Nacional”, programa 461 “Gestión de la privación de libertad”, unidad ejecutora 004 “Comando General del Ejército”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, en el objeto del gasto 199.000 “Otros bienes de consumo no incluidos en los anteriores”, una partida anual de $ 800.000 (ochocientos mil pesos uruguayos), y en el objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, una partida anual de $ 1.200.000 (un millón doscientos mil pesos uruguayos), con destino al funcionamiento de las actividades de custodia perimetral.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 85

Créanse en el Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, unidad ejecutora 004 “Comando General del Ejército”, en el Escalafón K “Personal Militar”, cincuenta y siete vacantes de Cadetes, serie Comando, grado 18.

A efectos de financiar los cargos que se crean, suprímense en el Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, unidad ejecutora 004 “Comando General del Ejército”, en el Escalafón K “Personal Militar”, veinte cargos vacantes de Alférez del Escalafón de Apoyo, serie Servicios, grado 9.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 86

Reasígnase en el Inciso 03 “Ministerio de Defensa Nacional”, en el programa 300 “Defensa Nacional”, unidad ejecutora 004 “Comando General del Ejército”, Financiación 1.1 “Rentas Generales”, la suma de $

385.000 (trescientos ochenta y cinco mil pesos uruguayos), desde el objeto del gasto 041.008 “Diferencia de pasividad militar a reincorporados” al objeto del gasto 042.520 “Compensación especial por cumplir condiciones específicas”, con destino al pago de una compensación al personal militar de la “Compañía de Zapadores de 1837” perteneciente al Batallón “General de División Roberto P. Riveros” de Ingenieros de Combate N° 1, que cumplen efectivamente tareas de guardia y custodia protocolar en la Suprema Corte de Justicia.

Las partidas otorgadas en este artículo serán ajustadas en la oportunidad y condiciones que se disponga para los funcionarios públicos de la Administración Central, y no será utilizada para el cálculo de ninguna otra retribución que se fije en base a porcentajes.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 87

Reasígnase en el Inciso 03 “Ministerio de Defensa Nacional”, unidad ejecutora 004 “Comando General del Ejército”, Financiación 1.1 “Rentas Generales”, programa 300 “Defensa Nacional”, la suma de $ 1.500.000 (un millón quinientos mil pesos uruguayos), del objeto del gasto 047.500 “Equiparación a Militares”, más aguinaldo y cargas legales, al programa 343 “Formación y capacitación”, objeto del gasto 051.000 “Dietas”, más aguinaldo y cargas legales, para el pago de dietas docentes vinculadas a la Tecnicatura en Ciberdefensa del Ejército.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 88

Reasígnase en el Inciso 03 “Ministerio de Defensa Nacional”, unidad ejecutora 018 “Comando General de la Armada”, Financiación 1.1 “Rentas Generales”, desde el programa 300 “Defensa Nacional”, del objeto del gasto 042.536 “Compensación MDN A. 84 L 18834”, la suma $ 1.630.164 (un millón seiscientos treinta mil ciento sesenta y cuatro pesos uruguayos) más aguinaldo y cargas legales y del objeto del gasto 048.042 “Incr. salarial pers. subalt. K combatiente/no combatiente”, la suma de $ 670.344 (seiscientos setenta mil trescientos cuarenta y cuatro pesos uruguayos) más aguinaldo y cargas legales, al programa 460 “Prevención y represión del delito”, objeto del gasto 031.000 “Retribuciones zafrales y temporales”, más aguinaldo y cargas legales, con destino al incremento salarial de los marineros de playa zafrales.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 89

Reasígnase en el Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, Financiación 1.1 “Rentas Generales”, unidad ejecutora 018 “Comando General de la Armada”, objeto del gasto 282.005 “Arrendamiento de servicio retirados militares”, una partida de $ 2.797.921 (dos millones setecientos noventa y siete mil novecientos veintiún pesos uruguayos), con destino a financiar los contratos dispuestos en el artículo 44 de la Ley N° 19.670, de 15 de octubre de 2018, desde las unidades ejecutoras, objetos del gasto y montos en pesos uruguayos que se detallan:

UE	ODG	Importe
018	042.103	707.987
018	059.000	58.999
018	081.000	149.562
018	082.000	7.670
001	092.000	1.873.703

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 90

Reasígnase en el Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, “Financiación 1.1 “Rentas Generales”, de la unidad ejecutora 001 “Dirección General de Secretaría de Estado”, objeto del gasto 092.000 “Partidas globales a distribuir”, la suma de $ 572.400 (quinientos setenta y dos mil cuatrocientos pesos uruguayos) incluidos aguinaldo y cargas legales, a la unidad ejecutora 018 “Comando General de la Armada”, objeto del gasto 042.520 “Compensación especial por cumplir condiciones específicas”, más aguinaldo y cargas legales, con destino al pago de una compensación mensual al Personal Subalterno que desempeñe funciones dentro de la Escuela de Especialidades de la Armada, que impliquen responsabilidad directa compatible con niveles de carrera superior a su jerarquía y grado.

Las funciones pasibles de recibir la compensación son las de Jefe de División Administración, Jefe de División de Servicios, Jefe de División de Cuerpo, Jefe de División de Enseñanza y Sub Director de la Escuela.

Las partidas otorgadas en este artículo serán ajustadas en la oportunidad y condiciones que se disponga para los funcionarios públicos de la Administración Central, y no serán utilizadas para el cálculo de ninguna otra retribución que se fije en base a porcentajes.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 91

Créanse en el Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, unidad ejecutora 018 “Comando General de la Armada”, en el Escalafón K “Personal Militar”, veinticinco cargos de Cabo de Segunda, serie Comando, grado 14; nueve cargos de Cabo de Primera, serie Comando, grado 13; seis cargos de Suboficial de Segunda, serie Comando, grado 12; tres cargos de Suboficial de Primera, serie Comando, grado 11 y un cargo de Suboficial de Cargo, serie Comando, grado 10.

A efectos de financiar los cargos que se crean, suprímense en el Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, unidad ejecutora 018 “Comando General de la Armada”, en el Escalafón K “Personal Militar”, cuarenta y nueve cargos de Marinero de Primera, serie Comando, grado 15.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 92

Reasígnase en el Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, Financiación 1.1 “Rentas Generales”, de la unidad ejecutora 001 “Dirección General de Secretaría de Estado”, objeto del gasto 092.000 “Partidas globales a distribuir”, la suma de $ 1.958.125 (un millón novecientos cincuenta y ocho mil ciento veinticinco pesos uruguayos) incluidos aguinaldo y cargas legales, a la unidad ejecutora 023 “Comando General de la Fuerza Aérea”, objeto del gasto 011.001 “Sueldo básico Reservistas”, más aguinaldo y cargas legales, con destino a financiar el sueldo básico del personal incorporado a la Reserva.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 93

Reasígnase en el Inciso 03 “Ministerio de Defensa Nacional”, Financiación 1.1 “Rentas Generales”, del programa 300 “Defensa Nacional”, unidad ejecutora 001 “Dirección General de Secretaría de Estado”, objeto del gasto 092.000 “Partidas globales a distribuir”, la suma de $ 5.286.125 (cinco millones doscientos ochenta y seis mil ciento veinticinco pesos uruguayos) incluidos aguinaldo y cargas legales, al programa 343 “Formación y capacitación”, unidad ejecutora 023 “Comando General de la Fuerza Aérea”, objeto del gasto 051.000 “Dietas”, más aguinaldo y cargas legales.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 94

Créanse en el Inciso 03 “Ministerio de Defensa Nacional”, programa 440 “Atención integral de la salud”, unidad ejecutora 033 “Dirección Nacional de Sanidad de las Fuerzas Armadas”, en el Escalafón K “Personal Militar”, treinta y seis cargos de Teniente Segundo, grado 8, de Servicios, subescalafón de Licenciados y seis cargos de Teniente Segundo, grado 8, de Servicios, subescalafón de Apoyo, a efectos de establecer la pirámide de cargos militares y garantizar el derecho al ascenso del personal militar de los subescalafones creados por el artículo 135 de la Ley N° 19.355, de 19 de diciembre de 2015.

A efectos de financiar las creaciones dispuestas, suprímense en el Inciso 03 “Ministerio de Defensa Nacional”, programa 440 “Atención integral de la salud”, unidad ejecutora 033 “Dirección Nacional de Sanidad de las Fuerzas Armadas”, en el Escalafón K “Personal Militar”, las vacantes de Alférez, grado 9, de Servicios, subescalafón Licenciados y las vacantes de Alférez, grado 9, de Servicios, subescalafón de Apoyo.

La diferencia resultante entre las creaciones y las supresiones mencionadas se financiará con la supresión de las vacantes que a tales efectos comunicará el Ministerio de Defensa Nacional a la Contaduría General de la Nación, en un plazo no mayor a ciento ochenta días a contar desde la fecha de vigencia de esta ley.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 95

Autorízase al Inciso 03 “Ministerio de Defensa Nacional”, unidad ejecutora 033 “Dirección Nacional de Sanidad de las Fuerzas Armadas”, a destinar hasta un máximo del 10% (diez por ciento) de su recaudación anual correspondiente a fondos de terceros declarados por ley, para contratar a término, en régimen de arrendamiento de servicios, personal sanitario que posea especialidades e idoneidad profesionales en áreas específicas determinadas por la reglamentación.

El contrato de arrendamiento de servicios se formalizará por escrito y podrá acordarse por un plazo máximo de seis meses, prorrogable por igual plazo por única vez.

Las personas contratadas en el régimen previsto en este artículo en ningún caso adquirirán la calidad de funcionario público.

El Poder Ejecutivo reglamentará esta disposición.

Lo dispuesto en este artículo tendrá vigencia a partir de la fecha de promulgación de esta ley.

Artículo 96

Reasígnase en el Inciso 03 “Ministerio de Defensa Nacional”, Financiación 1.1 “Rentas Generales”, al programa 402 “Seguridad social”, unidad ejecutora 035 “Servicio de Retiros y Pensiones de las Fuerzas Armadas”, objeto del gasto 042.560 “Compensación especial por tareas prioritarias Pers. Civil”, la suma de $ 2.298.117 (dos millones doscientos noventa y ocho mil ciento diecisiete pesos uruguayos) más aguinaldo y cargas legales, con destino a abonar una compensación especial a los funcionarios que se encuentran prestando servicios en la unidad ejecutora y desempeñen tareas prioritarias para el cumplimiento de cometidos sustantivos de la misma, de acuerdo a lo previsto en el artículo 138 de la Ley N° 19.355, de 19 de diciembre de 2015, desde las unidades ejecutoras, programas, objetos del gasto y montos que se detallan:

UE	Programa	ODG	Importe
001	300	092.000	2.288.230
035	402	042.536	250.000
035	402	048.012	100.000
035	402	042.623	100.000
035	402	043.004	76.413
035	402	042.615	15.000
035	402	059.000	45.118
035	402	081.000	114.374
035	402	082.000	5.865
035	402	087.000	5.000

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 97

Créanse en el Inciso 03 “Ministerio de Defensa Nacional”, programa 367 “Política e infraestructura aeronáutica”, unidad ejecutora 041 “Dirección Nacional de Aviación Civil e Infraestructura Aeronáutica”, Financiación 1.1 “Rentas Generales”, veinticuatro cargos de Especialista X, serie Controlador de Tránsito Aéreo, Escalafón D, grado 1.

Lo dispuesto en el inciso anterior se financiará con el crédito resultante de la supresión de los siguientes cargos vacantes del programa 367 “Política e infraestructura aeronáutica”, unidad ejecutora 041 “Dirección Nacional de Aviación Civil e Infraestructura Aeronáutica”:

Cantidad	Escalafón	Grado	Denominación	Serie
4	B	12	TÉCNICO I	CONTROLADOR DE TRÁNSITO AÉREO

1	B	11	TÉCNICO II	CONTROLADOR DE TRÁNSITO AÉREO

1	B	11	TÉCNICO II	CONTROLADOR DE TRÁNSITO AÉREO REGIONALES

5	B	8	TÉCNICO V	CONTROLADOR DE TRÁNSITO AÉREO

3	B	7	TÉCNICO VI	CONTROLADOR DE TRÁNSITO AÉREO REGIONALES

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 98

Créanse en el Inciso 03 “Ministerio de Defensa Nacional”, programa 367 “Política e infraestructura aeronáutica”, unidad ejecutora 041 “Dirección Nacional de Aviación Civil e Infraestructura Aeronáutica”, los siguientes cargos:

Escalafón	Grado	Denominación	Serie
A	11	ASESOR V	ESCRIBANO

D	10	ESPECIALISTA I	SEGURIDAD OPERACIONAL

A	10	ASESOR VI	INGENIERO

B	8	TÉCNICO V	TÉCNICO PREVENCIONISTA

D	5	ESPECIALISTA VI	INSPECTOR TAC

D	5	ESPECIALISTA VI	INSPECTOR TAC

E	5	OFICIAL IV	CHOFER

E	5	OFICIAL IV	CHOFER

E	1	OFICIAL VIII	CHOFER

B	3	TÉCNICO X	TÉCNICO PREVENCIONISTA

A efectos de financiar los cargos que se crean, suprímense en el Inciso 03 “Ministerio de Defensa Nacional”, programa 367 “Política e infraestructura aeronáutica”, unidad ejecutora 041 “Dirección Nacional de Aviación Civil e Infraestructura Aeronáutica”, los siguientes cargos:

Escalafón	Grado	Denominación	Serie

A	11	ASESOR V	ASISTENTE SOCIAL

D	11	JEFE	OPERACIÓN Y RAMPA

D	11	ESPECIALISTA	SUPERVISOR DE OBRA

B	9	TÉCNICO IV	AYUDANTE DE INGENIERO

B	8	TÉCNICO V	ADMINISTRACIÓN

D	6	JEFE DE SECCIÓN	COMUNICACIONES, ELECTRÓNICA Y COMPUTACIÓN

D	5	ESPECIALISTA VI	MECÁNICO DE AERONAVE

D	5	ESPECIALISTA IV	MECÁNICO DE AERONAVE

A	4	ASESOR XII	MÉDICO

F	4	AUXILIAR III	RAMPA

B	3	TÉCNICO X	ELECTRÓNICA

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 99

Créase en el Inciso 03 “Ministerio de Defensa Nacional”, Unidad Ejecutora 001 “Dirección General de Secretaría de Estado” el Centro Coordinador Unificado de Seguridad en las Fronteras (CCUSF).

Los funcionarios de este Centro se regirán por lo estipulado en el Capítulo IV “Del Personal” y por lo dispuesto en el artículo 28 de la Ley N° 19.696, de 29 de octubre de 2018 y en el artículo 29 de la Ley N° 19.696, de 29 de octubre de 2018, en la redacción dada por el artículo 125 de la Ley N° 19.889, de 9 de julio de 2020.

El Poder Ejecutivo reglamentará el funcionamiento de este Centro en un plazo no mayor a ciento veinte días.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 100

Asígnase en el Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, unidad ejecutora 001 “Dirección General de Secretaría de Estado”, con cargo a la Financiación 1.1 “Rentas Generales”, las partidas anuales, incluidos aguinaldo y cargas legales, que se detallan a continuación:

	2026	2027	2028	2029
Importe en $	193.995.360	271.712.104	349.428.848	388.287.220

La asignación establecida precedentemente tendrá como destino otorgar incrementos salariales, a la jerarquía de Alférez, desde la jerarquía de Soldado de Primera hasta la jerarquía de Sub Oficial Mayor, combatiente y no combatiente, Aprendiz y Cadete, del escalafón K “Personal Militar”, y para los civiles equiparados a un grado militar, en los grados y sus equivalentes, por los montos anuales que se detallan:

Grado	Denominación	Aumento $
		2026	2027	2028	2029
9	ALF. – GUARDIA MARINA	500	200	200	100
10	S.O.M. – S.O.C. SUP. AT.	500	200	200	100
11	SGTO. 1ª – S.O. 1ª INST. AT.	500	200	200	100
12	SGTO. S.O. 2ª AT. PPAL.	500	200	200	100
13	CBO. 1ª AT. 1ª	500	200	200	100
14	CBO. 2ª AT. 2ª	500	200	200	100
15	SDO. 1ª MRO. 1ª – AT. 3ª	500	200	200	100
17	APRENDIZ	500	200	200	100
18	CADETE	500	200	200	100

Las partidas autorizadas en este artículo percibirán los incrementos salariales y ajustes que se determinen para los funcionarios públicos de la Administración Central y no serán utilizadas para el cálculo de ninguna otra retribución que se fije en base a porcentajes.

El presente artículo se financiará parcialmente con una disminución en el Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, unidad ejecutora 001 “Dirección General de Secretaría de Estado”, Financiación 1.1 “Rentas Generales”, objeto del gasto 092.000 “Partidas globales a distribuir”, de los siguientes montos anuales:

	2026	2027	2028	2029
Importe en $	–193.995.360	–121.712.104	–199.428.848	–238.287.220

Facúltase al Ministerio de Defensa Nacional a redistribuir la partida asignada entre sus unidades ejecutoras, programas y objetos del gasto que correspondan.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 101

Autorízase al Inciso 03 “Ministerio de Defensa Nacional”, unidad ejecutora 033 “Dirección Nacional de Sanidad de las Fuerzas Armadas”, a contratar a personal sanitario necesario para situaciones de contingencia y/o emergencia para tareas relacionadas a su misión de Reserva Estratégica, cuyo aumento de volumen no pueda ser afrontado con el personal permanente, en tanto dure el déficit asistencial o contingencia.

A efectos de financiar lo dispuesto precedentemente, reasígnase en el Inciso 03 “Ministerio de Defensa Nacional”, Financiación 1.1 “Rentas Generales”, Proyecto 000 “Funcionamiento”, una partida de $ 22.018.346 (veintidós millones dieciocho mil trescientos cuarenta y seis pesos uruguayos) anuales, incluidos aguinaldo y cargas legales, desde el programa 300 “Defensa Nacional”, unidad ejecutora 001 “Dirección General de Secretaría de Estado”, objeto del gasto 092.000 “Partidas globales a distribuir”, al Programa 440 “Atención integral de la salud”, unidad ejecutora 033 “Dirección Nacional de Sanidad de las Fuerzas Armadas”, objeto del gasto 283.000 “Servicios médicos, sanitarios y sociales”.

Los contratos tendrán duración mientras se mantenga la emergencia o contingencia.

El personal contratado no adquirirá la calidad de funcionario público.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 102

Reasígnase en el Inciso 03 “Ministerio de Defensa Nacional”, Financiación 1.1 “Rentas Generales”, Proyecto 000 “Funcionamiento”, desde el programa 300 “Defensa Nacional”, unidad ejecutora 001 “Dirección General de Secretaría de Estado”, objeto del gasto 092.000 “Partidas globales a distribuir” un importe de $ 15.600.000 (quince millones seiscientos mil pesos uruguayos), incluidos aguinaldo y cargas legales, para los ejercicios 2026, 2027 y 2028, a la unidad ejecutora 033 “Dirección Nacional de Sanidad de las Fuerzas Armadas”, programa 440 “Atención Integral de la Salud” objeto del gasto 042.510 “Compensación especial por funciones especiales” más aguinaldos y cargas legales.

El destino de la partida será incrementar la compensación creada por el artículo 101 de la Ley N° 20.075, de 20 de octubre de 2022, para los profesionales y técnicos de la salud pertenecientes a la citada Unidad Ejecutora, que cumplan funciones bajo el régimen de trabajo de alta dedicación.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 103

Reasígnase en el Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, unidad ejecutora 001 “Dirección General de Secretaría de Estado”, Financiación 1.1 “Rentas Generales”, una partida anual de $ 5.000.000 (cinco millones de pesos uruguayos) desde el objeto del gasto 092.000 “Partidas globales a distribuir”, hacia el proyecto 999 “Inversiones a distribuir”, con destino a inversiones para fortalecer las capacidades del Centro Coordinador Unificado de Seguridad en las Fronteras.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 104

Reasígnase en Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, unidad ejecutora 004 “Comando General del Ejército”, Grupo 0 “Servicio Personales”, Financiación 1.1 “Rentas Generales”, la suma de $ 713.928 (setecientos trece mil novecientos veintiocho pesos uruguayos) desde el objeto del gasto 042.536 “Compensación MDN A. 84 L 18834” más aguinaldo y cargas legales, y la suma de $ 2.115.000 (dos millones ciento quince mil pesos uruguayos) desde el objeto del gasto 048.038 “Incremento Salarial Pers. Subalt. y Superior K y civil equip.” más aguinaldo y cargas legales, con destino al pago de una compensación especial al personal militar que se encuentre prestando servicios en la Unidad de Ciberdefensa del Ejército y desempeñe tareas prioritarias para el cumplimiento de los cometidos sustantivos de la misma.

Dicha compensación estará sujeta a montepío y se ajustará anualmente de acuerdo al índice que determine el Poder Ejecutivo para los incrementos salariales de los funcionarios públicos de la Administración Central y no serán utilizadas para el cálculo de ninguna otra retribución que se fije en base a porcentajes.

El Poder Ejecutivo reglamentará el pago de la compensación que se crea en la presente disposición.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 105

Créase en el Inciso 03 “Ministerio de Defensa Nacional”, programa 402 “Seguridad social”, unidad ejecutora 035 “Servicio de Retiros y Pensiones de las Fuerzas Armadas”, Financiación 1.1 “Rentas Generales”, un cargo de Asesor X, Serie Abogado, Escalafón A, grado 4.

La creación dispuesta en el inciso precedente se financiará con la supresión del cargo de Asesor VIII, Serie escribano, Escalafón A, grado 6, de la misma unidad ejecutora y programa.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 106

Autorízase al Inciso 03 “Ministerio de Defensa Nacional” a colaborar con la campaña de combate a la cotorra de campo (Myiopsitta monachus).

El Poder Ejecutivo reglamentará el alcance de la participación de los efectivos de las Fuerzas Armadas, en el plazo de 120 días.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 107

(Adjudicación, ampliación del objeto y prórroga condicionada de la concesión).- De conformidad con lo dispuesto por el artículo 2° de la Ley N° 19.925, facúltase al Poder Ejecutivo a ampliar el objeto de la concesión vigente del Aeropuerto Internacional Capitán de Corbeta Carlos A. Curbelo (Laguna del Sauce), adjudicando al mismo concesionario la construcción, conservación y explotación del Aeropuerto del departamento de Rocha.

Díspónese que como contrapartida, el plazo del contrato de la concesión vigente del Aeropuerto de Laguna del Sauce podrá prorrogarse por hasta veinticinco años contados desde la fecha de finalización del plazo actualmente vigente, no siendo aplicable la última oración del inciso 1° del artículo 2° de la Ley N° 19.925.

La prórroga sólo podrá otorgarse en las condiciones establecidas a continuación: cuando el Poder Ejecutivo cuente con evaluación técnica y económica fundada, en la que se detallen y justifiquen las obras, inversiones y cronograma previstos para el Aeropuerto del departamento de Rocha.

El nuevo contrato y su prórroga exigirán:

a)	la ejecución completa y en tiempo de las obras comprometidas para el Aeropuerto de Rocha y su puesta en funcionamiento; y

b)	el cumplimiento íntegro de todas las inversiones previstas en la evaluación fundada.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

INCISO 04 - Ministerio del Interior

Artículo 108

Asígnase en el Inciso 04 “Ministerio del Interior”, programa 460 “Prevención y represión del delito”, unidad ejecutora 001 “Secretaría del Ministerio del Interior”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, una partida de $ 353.007.312 (trescientos cincuenta y tres millones siete mil trescientos doce pesos uruguayos), incluidos aguinaldo y cargas legales, para el Ejercicio 2026, y una partida anual de $ 720.723.262 (setecientos veinte millones setecientos veintitrés mil doscientos sesenta y dos pesos uruguayos), incluidos aguinaldo y cargas legales, a partir del Ejercicio 2027, con destino al pago de una compensación por el desempeño de tareas efectivas en establecimientos carcelarios, o en tareas directas de prevención y represión de delitos, o en tareas directas de combate de fuegos y siniestros, o en tareas de seguridad vial en rutas nacionales, establecida en el artículo 94 de la Ley N° 17.930, de 19 de diciembre de 2005, y modificativas.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 109

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.315 de 18/02/2015 artículo 38 Numeral 1) literal D).

Artículo 110

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.315 de 18/02/2015 artículo 60.

Artículo 111

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.315 de 18/02/2015 artículo 33 - BIS.

Artículo 112

Créase la “Dirección General de Lucha Contra el Lavado de Activos”, como Unidad Policial Especializada, la que estará subordinada a la Dirección de Investigaciones de la Policía Nacional, de conformidad a lo dispuesto en el artículo 33-BIS de la Ley N° 19.315, de 18 de febrero de 2015, en la redacción dada por el artículo 111 de esta ley.

Tendrá como cometidos prevenir, investigar y reprimir el delito de Lavado de Activos, Financiamiento del Terrorismo y Financiamiento de la Proliferación de Armas de Destrucción Masiva, de conformidad con los principios establecidos en el ordenamiento jurídico nacional vigente, desarrollar acciones que contribuyan a erradicar el lavado de capitales, fortalecer la lucha contra el crimen organizado y promover la transparencia del sistema financiero.

Dicha Dirección estará a cargo de un Director General, perteneciente a la categoría de Oficial Superior del Escalafón L “Personal Policial”, subescalafón ejecutivo.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 113

Dispónese que la “Unidad de Cibercrimen”, creada por el artículo 107 de la Ley N° 19.996, de 3 de noviembre de 2021, con la modificación introducida por el artículo 131 de la Ley N° 20.212, de 6 de noviembre de 2023, pasará a denominarse “Dirección General de Cibercrimen”.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 114

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.315 de 18/02/2015 artículo 58 Literales A) y B).

Artículo 115

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.315 de 18/02/2015 artículo 59.

Artículo 116

Dispónese que será de aplicación lo dispuesto en el artículo 104 de la Ley N° 19.889, de 9 de julio de 2020, a los condenados con sentencia firme por el delito previsto en el artículo 277-BIS del Código Penal aprobado por la Ley N° 9.155, de 4 de diciembre de 1933, en la redacción dada por el artículo 94 de la Ley N° 19.580, de 22 de diciembre de 2017.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 117

Establécese una única circunscripción nacional para el proceso de ascenso del personal policial comprendido en los grados 8 (Comisario) a 10 (Comisario General) de la Escala de Oficiales, correspondiente al subescalafón Administrativo, del Escalafón L “Personal Policial”.

Lo dispuesto en este artículo se aplicará a partir de las calificaciones correspondientes al período 1° de noviembre de 2025 al 31 de octubre de 2026 y para los ascensos efectuados a partir del 1° de febrero de 2027.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 118

Transfórmanse en el Inciso 04 “Ministerio del Interior”, en los programas y unidades ejecutoras que se indican, los siguientes cargos del escalafón L “Personal Policial”:

Cantidad	Programa	UE	Denominación	Subescalafón	Grado

1	460	001	Comisario Mayor	Pt – Arquitecto	9

1	460	001	Comisario Mayor	Pt – Contador	9

2	460	001	Comisario	Pt – Arquitecto	8

1	460	001	Comisario	Pt – Abogado	8

1	460	001	Sub Comisario	Pt – Arquitecto	7

1	460	001	Sub Comisario	Policía Administrativo	7

4	460	001	Sub Comisario	Pt – Asistente Social	7

2	460	001	Sub Comisario	Pt – Escribano	7

4	460	001	Sub Comisario	Pt – Abogado	7

4	460	001	Oficial Principal	Pt – Arquitecto	6

4	460	001	Oficial Principal	Pt – Contador	6

1	460	001	Oficial Principal	Policía Especializado – Especialidades Varias	6

1	460	001	Oficial Principal	Pt – Asistente Social	6

5	460	001	Oficial Principal	Pt – Escribano	6

2	460	001	Oficial Principal	Pt – Abogado	6

2	460	001	Oficial Principal	Policía Técnico – Escribano	6

1	460	001	Oficial Ayudante	Policía Técnico – Escribano	5

4	460	001	Oficial Ayudante	Pt – Arquitecto	5

1	460	001	Oficial Ayudante	Pt – Contador	5

9	460	001	Oficial Ayudante	Pt – Abogado	5

3	460	001	Sargento	Policía Administrativo	3

1	460	001	Sargento (CP)	Policía Administrativo	3

7	460	001	Cabo	Policía Administrativo	2

1	460	001	Cabo	Ejecutivo	2

3	460	001	Agente	Policía Administrativo	1

1	423	002	Cabo	Policía Administrativo	2

1	460	004	Sub Oficial Mayor	Policía Administrativo	4

1	460	004	Sargento	Ejecutivo	3

1	460	004	Sargento	Policía Administrativo	3

1	460	004	Cabo	Ejecutivo	2

1	460	004	Cabo	Policía Administrativo	2

4	460	004	Agente	Ejecutivo	1

1	460	004	Agente	Policía Administrativo	1

1	460	011	Cabo	Ejecutivo	2

1	460	011	Cabo	Policía Administrativo	2

1	460	018	Agente	Ejecutivo	1

1	462	023	Sub Oficial Mayor	Policía Administrativo	4

1	462	023	Sargento	Policía Administrativo	3

1	402	025	Cabo	Ejecutivo	2

1	402	025	Agente	Policía Administrativo	1

1	460	028	Oficial Principal	Pt – Profesional	6

2	460	028	Oficial Ayudante	Pt – Profesional	5

1	460	028	Sub Oficial Mayor	Especializado	4

1	460	028	Cabo	Ejecutivo	2

1	460	029	Oficial Ayudante (CP)	Policía Especializado – Especialidades Varias	5

1	440	030	Cabo (CP)	Especializado	2

1	440	030	Agente (CP)	Policía Administrativo	1

1	423	031	Sargento	Policía Administrativo	3

En:

Cantidad	Programa	UE	Denominación	Subescalafón	Grado

1	460	001	Comisario General	Pt – Arquitecto	10

1	460	001	Comisario General	Pt – Contador	10

2	460	001	Comisario Mayor	Pt – Arquitecto	9

1	460	001	Comisario Mayor	Pt – Abogado	9

3	460	001	Comisario	Pt – Arquitecto	8

4	460	001	Comisario	Pt – Asistente Social	8

2	460	001	Comisario	Pt – Escribano	8

5	460	001	Comisario	Pt – Abogado	8

5	460	001	Sub Comisario	Pt – Arquitecto	7

4	460	001	Sub Comisario	Pt – Contador	7

5	460	001	Sub Comisario	Pt – Escribano	7

1	460	001	Sub Comisario	Pt – Asistente Social	7

2	460	001	Sub Comisario	Policía Técnico – Abogado	7

5	460	001	Sub Comisario	Pt – Abogado	7

5	460	001	Oficial Principal	Pt – Arquitecto	6

5	460	001	Oficial Principal	Pt – Contador	6

1	460	001	Oficial Ayudante	Policía Técnico – Abogado	5

6	460	001	Oficial Principal	Pt – Abogado	6

15	460	001	Oficial Ayudante	Pt- Abogado	5

4	460	001	Oficial Ayudante	Pt – Arquitecto	5

10	460	001	Oficial Ayudante	Pt – Escribano	5

1	460	028	Sub Comisario	Pt – Profesional	7

3	460	028	Oficial Ayudante	Pt – Profesional	5

2	460	028	Oficial Principal	Pt – Profesional	6

A efectos de financiar las transformaciones dispuestas en este artículo, suprímense en el escalafón L “Personal Policial”, los siguientes cargos, en el programa y unidades ejecutoras que se detallan:

Cantidad	Programa	UE	Denominación	Subescalafón	Grado

1	460	001	Comisario Mayor	Policía Técnico – Abogado	9

1	460	001	Comisario Mayor	Policía Técnico – Arquitecto	9

5	460	001	Comisario	Policía Técnico – Abogado	8

1	460	001	Comisario	Policía Técnico – Arquitecto	8

1	460	001	Oficial Principal	Policía Técnico – Contador	6

1	460	001	Oficial Ayudante	Policía Técnico – Arquitecto	5

1	460	028	Oficial Ayudante	Policía Técnico Profesional	5

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 119

Transfórmanse en el Inciso 04 “Ministerio del Interior”, los cargos del Escalafón L “Personal Policial” que se indican, en los programas y unidades ejecutoras que a continuación se detallan:

Cantidad	Programa	UE	Denominación	Subescalafón	Grado

2	460	004	Sub Oficial Mayor	Policía de Servicio	4

3	460	004	Sargento	Policía de Servicio	3

4	460	004	Cabo	Policía de Servicio	2

1	460	010	Sargento	Policía de Servicio	3

1	460	010	Cabo	Policía de Servicio	2

1	460	015	Cabo	Policía de Servicio	2

1	460	017	Sargento	Policía de Servicio	3

1	460	018	Sargento	Policía de Servicio	3

1	460	021	Sargento	Policía de Servicio	3

1	460	022	Cabo	Policía de Servicio	2

1	402	025	Cabo	Policía de Servicio	2

4	461	026	Sub Oficial Mayor	Policía de Servicio	4

1	461	026	Sargento	Policía de Servicio	3

1	343	029	Sub Oficial Mayor	Policía de Servicio	4

1	440	030	Sub Oficial Mayor	Policía de Servicio	4

2	440	030	Sargento	Policía de Servicio	3

11	440	030	Cabo	Policía de Servicio	2

6	440	030	Agente	Policía de Servicio	1

1	423	031	Cabo	Policía de Servicio	2

En:

Cantidad	Programa	UE	Denominación	Subescalafón	Grado

2	460	004	Sub Oficial Mayor	Policía Administrativo	4

3	460	004	Sargento	Policía Administrativo	3

4	460	004	Cabo	Policía Administrativo	2

1	460	010	Sargento	Policía Administrativo	3

1	460	010	Cabo	Policía Administrativo	2

1	460	015	Cabo	Policía Administrativo	2

1	460	017	Sargento	Policía Administrativo	3

1	460	018	Sargento	Policía Administrativo	3

1	460	021	Sargento	Policía Administrativo	3

1	460	022	Cabo	Policía Administrativo	2

1	402	025	Cabo	Policía Administrativo	2

4	461	026	Sub Oficial Mayor	Policía Administrativo	4

1	461	026	Sargento	Policía Administrativo	3

1	343	029	Sub Oficial Mayor	Policía Administrativo	4

1	440	030	Sub Oficial Mayor	Policía Especializado – Especialidades Varias	4

1	440	030	Sargento	Policía Especializado – Especialidades Varias	3

1	440	030	Sargento	Policía Administrativo	3

8	440	030	Cabo	Policía Administrativo	2

3	440	030	Cabo	Policía Especializado – Especialidades Varias	2

3	440	030	Agente	Policía Administrativo	1

3	440	030	Agente	Policía Especializado – Especialidades Varias	1

1	423	031	Cabo	Policía Administrativo	2

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 120

Suprímense en el Inciso 04 “Ministerio del Interior”, en los programas y unidades ejecutoras, los siguientes cargos del Escalafón L “Personal Policial”, subescalafón Policía de Servicio, que se detallan:

Programa	UE	Cantidad	Denominación	Subescalafón	Grado

460	004	9	Cabo	Servicio	2

460	018	1	Cabo	Servicio	2

460	022	1	Sargento	Servicio	3

402	025	1	Cabo	Servicio	2

343	029	1	Sargento	Servicio	3

343	029	1	Cabo	Servicio	2

440	030	18	Agentes	Servicio	1

(*) Notas:

Ver en esta norma, artículos: 3 (vigencia), 130, 131 y 132.

Artículo 121

Dispónese que el “Equipo Especializado en Graves Violaciones a los Derechos Humanos”, creado por el artículo 165 de la Ley N° 19.355, de 19 de diciembre de 2015, dependerá de la unidad ejecutora 001 “Secretaría del Ministerio del Interior”, del Inciso 04 “Ministerio del Interior”.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 122

Créase en la órbita de la unidad ejecutora 001 “Secretaría del Ministerio del Interior”, del Inciso 04 “Ministerio del Interior”, la Dirección Nacional de Bienestar Laboral y Psicosocial.

La referida Dirección tendrá como cometido principal diseñar, impulsar y coordinar políticas, programas y acciones orientadas a promover el bienestar laboral y psicosocial del personal del Ministerio del Interior, considerando de forma integral las dimensiones físicas, psicosociales, sociales y laborales.

Créase en el programa 401 “Red de asistencia e integración social”, del mismo Inciso y unidad ejecutora, el cargo de Director Nacional de Bienestar Laboral y Psicosocial del Ministerio, con carácter de particular confianza, cuya retribución se regirá por el literal d) del artículo 9° de la Ley N° 15.809, de 8 de abril de 1986, y sus modificativas.

Para la creación dispuesta en el inciso precedente y su financiamiento, suprímese el cargo de particular confianza de Director del Centro de Atención a las Víctimas de la Violencia y el Delito, creado por el artículo 142 de la Ley N° 18.172, de 31 de agosto de 2007, comprendido en el literal d) del artículo 9 de la Ley N° 15.809, de 8 de abril de 1986, y sus modificativas, al vacar.

Derógase el artículo 19 de la Ley N° 17.897, de 14 de setiembre de 2005, en la redacción dada por el artículo 146 de la Ley N° 18.172, de 31 de agosto de 2007.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 123

Suprímese la Unidad de Prevención del Abuso a los Adultos Mayores, creada por el artículo 113 de la Ley N° 19.996, de 3 de noviembre de 2021, y el cargo de particular confianza de Director de la Unidad de Prevención del Abuso a los Adultos Mayores, creado por el artículo 137 de la Ley N° 20.075, de 20 de octubre de 2022.

(*) Notas:

Ver en esta norma, artículos: 3 (vigencia) y 147.

Artículo 124

Increméntase en el Inciso 04 “Ministerio del Interior”, programa 460 “Prevención y represión del delito”, unidad ejecutora 001 “Secretaría del Ministerio del Interior”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, la partida establecida en el artículo 73 de la Ley N° 19.670, de 15 de octubre de 2018, por un monto anual de $ 50.000.000 (cincuenta millones de pesos uruguayos), incluidos aguinaldo y cargas legales, para los Ejercicios 2026 y 2027, y por un monto anual de $ 100.000.000 (cien millones de pesos uruguayos), incluidos aguinaldo y cargas legales, a partir del Ejercicio 2028, con destino al pago de la compensación por nocturnidad establecida en la Ley N° 19.313, de 13 de febrero de 2015.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 125

Asígnase en el Inciso 04 “Ministerio del Interior”, programa 460 “Prevención y represión del delito”, unidad ejecutora 001 “Secretaría del Ministerio del Interior”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, una partida de $ 8.800.000 (ocho millones ochocientos mil pesos uruguayos), incluidos aguinaldo y cargas legales, para el Ejercicio 2026, y una partida anual de $ 9.000.000 (nueve millones de pesos uruguayos), incluidos aguinaldo y cargas legales, a partir del Ejercicio 2027, con destino a la contratación de becarios para el desempeño de tareas de apoyo administrativo y atención al público en comisarías, en el marco de lo dispuesto por el artículo 152 de la Ley N° 19.355, de 19 de diciembre de 2015, con la modificación introducida por el artículo 118 de la Ley N° 20.075, de 20 de octubre de 2022.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 126

Asígnase en el Inciso 04 “Ministerio del Interior”, programa 460 “Prevención y represión del delito”, unidad ejecutora 001 “Secretaría del Ministerio del Interior”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, en el objeto del gasto 253.001 “Arrendamiento de cámaras de videovigilancia”, una partida de $ 100.000.000 (cien millones de pesos uruguayos), para el Ejercicio 2026, una partida de $ 200.000.000 (doscientos millones de pesos uruguayos), para el Ejercicio 2027, y una partida anual de $ 280.000.000 (doscientos ochenta millones de pesos uruguayos), a partir del Ejercicio 2028, con destino al arrendamiento de dispositivos de video vigilancia.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 127

Asígnase en el Inciso 04 “Ministerio del Interior”, programa 461 “Gestión de la privación de libertad”, unidad ejecutora 001 “Secretaría del Ministerio del Interior”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, en el objeto del gasto 259.002 “Dispositivos electrónicos - M. Interior”, una partida anual de $ 50.000.000 (cincuenta millones de pesos uruguayos), con destino al arrendamiento de dispositivos electrónicos de monitoreo de personas para la Dirección Nacional de Medidas Alternativas.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 128

Asígnase en el Inciso 04 “Ministerio del Interior”, programa 401 “Red de asistencia e integración social”, unidad ejecutora 001 “Secretaría del Ministerio del Interior”, Proyecto 121 “Igualdad de Género”, Financiación 1.1 “Rentas Generales”, en el objeto del gasto 259.002 “Dispositivos electrónicos - M. Interior”, una partida anual de $ 55.000.000 (cincuenta y cinco millones de pesos uruguayos), a partir del Ejercicio 2027, con destino a la Dirección Nacional de Políticas de Género para el arrendamiento de dispositivos electrónicos de verificación de presencia y localización de personas, destinadas a agresor y víctima de violencia doméstica.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 129

Asígnase en el Inciso 04 “Ministerio del Interior”, programa 460 “Prevención y represión del delito”, unidad ejecutora 001 “Secretaría del Ministerio del Interior”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, en el objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, una partida de $ 100.000.000 (cien millones de pesos uruguayos), para el Ejercicio 2027, y una partida anual de $ 150.000.000 (ciento cincuenta millones de pesos uruguayos), a partir del Ejercicio 2028, con destino al Plan Nacional de Seguridad Pública.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 130

Créanse en el Inciso 04 “Ministerio del Interior”, programa 460 “Prevención y represión del delito”, unidad ejecutora 001 “Secretaría del Ministerio del Interior”, Financiación 1.1 “Rentas Generales”, los siguientes cargos en el Escalafón L “Personal Policial”, que se detallan a continuación:

Cantidad	Denominación	Subescalafón	Grado

1	Oficial Principal	PT – Contador	6

1	Oficial Ayudante	PT – Abogado	5

1	Oficial Ayudante	PT – Escribano	6

Las erogaciones resultantes de las creaciones dispuestas en el inciso precedente se financiarán con los créditos correspondientes a las supresiones previstas en el artículo 120 de esta ley.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 131

Créanse en el Inciso 04 “Ministerio del Interior”, programa 460 “Prevención y represión del delito”, unidad ejecutora 001 “Secretaría del Ministerio del Interior”, Financiación 1.1 “Rentas Generales”, los siguientes cargos con destino a la Dirección Nacional de Políticas de Género del Ministerio del Interior:

Cantidad	Escalafón	Denominación	Grado

2	A	Lic. en Psicología	8

Las erogaciones resultantes de las creaciones dispuestas en el inciso precedente se financiarán con los créditos correspondientes a las supresiones previstas en el artículo 120 de esta ley.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 132

Créanse en el Inciso 04 “Ministerio del Interior”, programa 460 “Prevención y represión del delito”, unidad ejecutora 001 “Secretaría del Ministerio del Interior”, Financiación 1.1 “Rentas Generales”, los siguientes cargos con destino a la Dirección Nacional de Bienestar Laboral y Psicosocial del Ministerio del Interior (DNBLPMI):

Cantidad	Escalafón	Denominación	Grado

1	A	Lic. en Trabajo Social	8

2	A	Lic. en Psicología	8

1	A	Analista de Datos	8

1	B	Téc. en Psicología Social	10

1	B	Educadores Sociales	10

Las erogaciones resultantes de las creaciones dispuestas en el inciso precedente se financiarán con los créditos correspondientes a las supresiones previstas en el artículo 120 de esta ley.

El Ministerio del Interior establecerá la distribución territorial de los cargos creados, en coordinación con la Dirección Nacional de Bienestar Laboral y Psicosocial.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 133

Facúltase al Inciso 04 “Ministerio del Interior”, a reasignar el crédito excedente resultante del cese en las contrataciones de retirados policiales, al amparo de lo establecido en el artículo 167 de la Ley N° 19.924, de 18 de diciembre de 2020, del Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 031.014 “Contrato Retirados Policiales”, con destino a la contratación de becarios para el desempeño de tareas de apoyo administrativo y atención al público en comisarías y otras unidades operativas.

El Inciso comunicará a la Contaduría General de la Nación la reasignación de los créditos presupuestales correspondientes.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 134

Créase en el Inciso 04 “Ministerio del Interior”, unidad ejecutora 001 “Secretaría del Ministerio del Interior”, la “Dirección Nacional de Policía Comunitaria Orientada a Problemas”, como Unidad Policial Especializada dependiente del Director de la Policía Nacional.

Serán sus cometidos desarrollar metodologías de trabajo policial proactivas, diseñadas con el fin de promover la prevención del delito desde una perspectiva integral a través de propuestas de trabajo focalizadas y en diálogo con la comunidad, impulsar la formación de personal policial en estas metodologías, supervisar y brindar apoyo técnico para su aplicación, en coordinación con las unidades operativas a nivel nacional.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 135

(*)

(*)Notas:

Este artículo agregó a: Ley Nº 19.315 de 18/02/2015 artículo 24 Literal L).

Artículo 136

Créanse en el Inciso 04 “Ministerio del Interior”, programa 423 “Información y registro sobre personas físicas y bienes”, unidad ejecutora 002 “Dirección Nacional de Migración”, Financiación 1.1 “Rentas Generales”, doce cargos de Agente, Escalafón L “Personal Policial”, subescalafón Policía Administrativo, grado 1, a partir del Ejercicio 2027.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 137

Créanse en el Inciso 04 “Ministerio del Interior”, programa 460 “Prevención y represión del delito”, unidad ejecutora 016 “Jefatura de Policía de Rivera”, en el escalafón L “Personal Policial”, cinco cargos de Cabo, subescalafón Policía Especializado – Especialidades Varias, grado 2.

Suprímense en el mismo Inciso, programa y unidad ejecutora, cinco cargos de Cabo, subescalafón Policía Administrativo, grado 2.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 138

Créanse en el Inciso 04 “Ministerio del Interior”, programa 463 “Prevención y combate de fuegos y siniestros”, unidad ejecutora 024 “Dirección Nacional de Bomberos”, Financiación 1.1 “Rentas Generales”, catorce cargos de Bombero, Escalafón L “Personal Policial”, subescalafón Policía Ejecutivo, grado 1, a partir del Ejercicio 2028.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 139

Créase el “Sistema Nacional de Bomberos Voluntarios”, el cual estará integrado por todas las Agrupaciones de Bomberos Voluntarios del País, cuya estructura y funcionamiento se establecerá conforme a la reglamentación que se dicte.

Cométese al Poder Ejecutivo, a través del Inciso 04 “Ministerio del Interior”, unidad ejecutora 024 “Dirección Nacional de Bomberos”, a elaborar el Reglamento correspondiente.

Suprímese la Administración Nacional de Bomberos Voluntarios, creada por la Ley N° 20.357, de 20 de setiembre de 2024, como persona jurídica pública no estatal.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 140

Créanse en el Inciso 04 “Ministerio del Interior”, programa 461 “Gestión de la privación de libertad”, unidad ejecutora 026 “Instituto Nacional de Rehabilitación”, Financiación 1.1 “Rentas Generales”, quinientos cargos de Agente, Escalafón L “Personal Policial”, subescalafón Policía Ejecutivo, grado 1.

Las creaciones dispuestas en el inciso anterior se efectuarán a partir del Ejercicio 2027, de acuerdo al siguiente detalle:

Ejercicio	Cantidad
2027	200
2028	200
2029	100

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 141

Créanse en el Inciso 04 “Ministerio del Interior”, programa 461 “Gestión de la privación de libertad”, unidad ejecutora 026 “Instituto Nacional de Rehabilitación”, Financiación 1.1 “Rentas Generales”, quinientos cargos de Operador Penitenciario, Escalafón S “Personal Penitenciario”, grado 1.

Las creaciones dispuestas en el inciso anterior se efectuarán a partir del Ejercicio 2026, de acuerdo al siguiente detalle:

Ejercicio	Cantidad
2026	200
2027	200
2028	100

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 142

Créanse en el Inciso 04 “Ministerio del Interior”, programa 461 “Gestión de la privación de libertad”, unidad ejecutora 026 “Instituto Nacional de Rehabilitación”, Financiación 1.1 “Rentas Generales”, cinco cargos de Administrativo, Escalafón C, Grado 8, y nueve cargos de Administrativo, Escalafón C, grado 7.

A efectos de financiar las creaciones dispuestas en el inciso anterior, suprímense en el mismo Inciso, programa y unidad ejecutora, dieciséis cargos de Administrativo, Escalafón C, Grado 5.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 143

Asígnase en el Inciso 04 “Ministerio del Interior”, programa 461 “Gestión de la privación de libertad”, unidad ejecutora 026 “Instituto Nacional de Rehabilitación”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, en el objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, una partida de $ 50.000.000 (cincuenta millones de pesos uruguayos), para el Ejercicio 2026 y una partida anual de $ 45.000.000 (cuarenta y cinco millones de pesos uruguayos), a partir del Ejercicio 2027, con destino a financiar el diseño, implementación y evaluación de programas de trato y tratamiento destinados a la reinserción social de la población privada de libertad y la disminución de la reincidencia.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 144

Créanse en el Inciso 04 “Ministerio del Interior”, programa 461 “Gestión de la privación de libertad”, unidad ejecutora 026 “Instituto Nacional de Rehabilitación”, Financiación 1.1 “Rentas Generales”, los siguientes cargos:

Cantidad	Denominación	Escalafón	Grado

18	Lic. en Psicología	A	8

18	Lic. en Trabajo Social	A	8

1	Abogado	A	8

1	Contador	A	8

A efectos de financiar las creaciones dispuestas en el inciso anterior, reasígnanse en el programa 461 “Gestión de la privación de libertad”, Financiación 1.1 “Rentas Generales”, los créditos presupuestales en pesos uruguayos de las unidades ejecutoras, objetos del gasto y montos, más aguinaldo y cargas legales, que se detallan:

UE	ODG	Importe
008	042.410	21.463
008	042.411	1.308.445
008	042.561	220.749
010	042.411	204.640
011	042.411	1.933.697
013	042.410	95.396
013	042.547	177.982
013	042.561	220.747
014	042.410	50.283
014	042.411	3.428.562
016	042.411	5.458.152
017	042.410	46.602
017	042.411	2.539.660
018	042.410	59.853
018	042.411	4.680.542
018	042.561	21.028
020	042.410	15.242
020	042.411	4.175.485
021	042.410	25.140
021	042.411	7.824.058
022	042.411	3.151.272
022	042.544	45.186
022	042.549	53.899

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 145

Transfórmanse en el Inciso 04 “Ministerio del Interior”, programa 461 “Gestión de la privación de libertad”, unidad ejecutora 026 “Instituto Nacional de Rehabilitación”, en el Escalafón L “Personal Policial”, los cargos que se detallan:

Cantidad	Denominación	Subescalafón	Grado

1	Sub Comisario	Policía Técnico - Abogado	7

1	Sub Comisario	Policía Técnico - Médico	7

3	Oficial Principal	Técnico Profesional - Médico	6

1	Oficial Principal	Policía Técnico - Infectólogo	6

2	Oficial Ayudante	Policía Técnico - Psicólogo	5

4	Oficial Ayudante	Policía Técnico - Médico	5

En:

Cantidad	Denominación	Subescalafón	Grado

2	Sub Comisario	Policía Técnico Profesional	7

4	Oficial Principal	Policía Técnico Profesional	6

6	Oficial Ayudante	Policía Técnico Profesional	5

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 146

Transfórmanse en el Inciso 04 “Ministerio del Interior”, programa 461 “Gestión de la privación de libertad”, unidad ejecutora 026 “Instituto Nacional de Rehabilitación”, los siguientes cargos del escalafón L “Personal Policial”, que a continuación se detallan:

Cantidad	Denominación	Subescalafón	Grado

2	Sub Comisario	Policía Especializado	7

4	Oficial Principal	Policía Especializado	6

7	Oficial Ayudante	Policía Especializado	5

3	Oficial Ayudante	Policía Especializado - Maestro	5

1	Oficial Ayudante	Policía Especializado - Constructor	5

5	Sub Oficial Mayor	Policía Especializado	4

2	Sub Oficial Mayor	Policía Especializado - Enfermero	4

1	Sub Oficial Mayor	Policía Especializado - Cerrajero	4

1	Sub Oficial Mayor	Policía Especializado - Operador de Sistemas	4

5	Sargento	Policía Especializado	3

1	Sargento	Policía Especializado - Enfermero	3

1	Sargento	Policía Especializado - Maestro	3

3	Cabo	Policía Especializado	2

1	Cabo	Policía Especializado - Sanitario	2

En:

Cantidad	Denominación	Subescalafón	Grado

2	Sub Comisario	Policía Especializado - Especialidades Varias	7

4	Oficial Principal	Policía Especializado - Especialidades Varias	6

11	Oficial Ayudante	Policía Especializado - Especialidades Varias	5

9	Sub Oficial Mayor	Policía Especializado - Especialidades Varias	4

7	Sargento	Policía Especializado - Especialidades Varias	3

4	Cabo	Policía Especializado - Especialidades Varias	2

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 147

Créanse en el Inciso 04 “Ministerio del Interior”, programa 461 “Gestión de la privación de libertad”, unidad ejecutora 026 “Instituto Nacional de Rehabilitación”, los cargos de Director del Centro de Formación Penitenciaria y de Director de Género y Diversidad, con carácter de particular confianza, que serán designados por el Poder Ejecutivo, debiendo recaer la designación en una persona con específica capacitación en la materia, cuyas retribuciones se regirán por el literal c) del artículo 9° de la Ley N° 15.809, de 8 de abril de 1986, y sus modificativas.

Establécese que el cargo de particular confianza de Director Nacional de Medidas Alternativas, del Inciso 04 “Ministerio del Interior”, programa 461 “Gestión de la privación de libertad”, unidad ejecutora 026 “Instituto Nacional de Rehabilitación”, creado por el artículo 136 de la Ley N° 20.075, de 20 de octubre de 2022, con la modificación introducida por el artículo 151 de la Ley N° 20.212, de 6 de noviembre de 2023, estará comprendido en el literal c) del artículo 9° de la Ley N° 15.809, de 8 de abril de 1986, y sus modificativas.

La erogación resultante de las creaciones dispuestas en el inciso primero de este artículo se financiará con las supresiones de los cargos de particular confianza de Coordinador del Complejo de Unidades N° 4, y el de Director de la Unidad N° 3 Libertad, creados por el artículo 135 de la Ley N° 20.075, de 20 de octubre de 2022, y con los créditos correspondientes a la supresión del cargo de particular confianza dispuesta en el artículo 123 de esta ley.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 148

Créanse en el Inciso 04 “Ministerio del Interior”, programa 461 “Gestión de la privación de libertad”, unidad ejecutora 026 “Instituto Nacional de Rehabilitación”, Financiación “Rentas Generales”, en el Escalafón L “Personal Policial”, los siguientes cargos que se detallan:

Cantidad	Denominación	Subescalafón	Grado

2	Comisario	Policía Administrativo	8

3	Comisario	Policía Técnico Profesional	8

3	Sub Comisario	Policía Administrativo	7

5	Sub Comisario	Policía Técnico Profesional	7

2	Sub Comisario	Policía Especialidades Varias	7

6	Oficial Principal	Policía Administrativo	6

1	Oficial Principal	Policía Especialidades Varias	6

6	Sargento	Policía Administrativo	3

1	Agente	Policía Administrativo	1

Las erogaciones resultantes de las creaciones dispuestas en el inciso precedente se financiarán con los créditos correspondientes a las supresiones previstas en el artículo 151 de esta ley.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 149

Transfórmanse en el Inciso 04 “Ministerio del Interior”, en los programas y unidades ejecutoras que a continuación se detallan, los siguientes cargos del escalafón L “Personal Policial”:

Cantidad	Programa	UE	Denominación	Subescalafón	Grado
1	460	001	Comisario (CP)	Técnico-Politólogo	8

8	461	026	Oficial Ayudante	Técnico Profesional	5

1	461	026	Oficial Ayudante	Especializado - Constructor	5

1	461	026	Cabo	Ejecutivo	2

1	461	026	Cabo	Administrativo	2

1	461	026	Agente	Administrativo	1

En:

Cantidad	Programa	UE	Denominación	Subescalafón	Grado
1	461	026	Comisario Mayor	Policía Técnico Profesional	9

11	461	026	Oficial Principal	Policía Técnico Profesional	6

1	461	026	Cabo	Policía - Especialidades Varias	2

Las erogaciones resultantes de las transformaciones dispuestas en este artículo se financiarán con los créditos correspondientes a las supresiones previstas en el artículo 151 de esta ley.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 150

Autorízase al Inciso 04 “Ministerio del Interior”, programa 461 “Gestión de la privación de libertad”, unidad ejecutora 026 “Instituto Nacional de Rehabilitación”, a abonar compensaciones especiales transitorias al personal que desempeñe efectivamente funciones de mayor responsabilidad, dedicación y especialización en la referida unidad ejecutora, para las actividades y por los montos mensuales en pesos uruguayos, de acuerdo al siguiente detalle:

- Funciones de coordinación en áreas centrales:

Función	Importe
Coordinador Nacional de Tratamiento	10.000
Coordinador Nacional de Trato	10.000
Coordinador Nacional de Evaluación	10.000

- Equipos de dirección de unidades penitenciarias de acuerdo a la cantidad de Personas Privadas de Libertad (PPL):

	Hasta 100 PPL	Entre 101 y 200 PPL	Entre 201 y 400 PPL	Entre 401 y 800 PPL	Entre 801 y 1200 PPL	Entre 1201 y 2000 PPL
Función	Importe	Importe	Importe	Importe	Importe	Importe
Director	10.000	12.500	15.000	17.500	20.000	22.500
Subdirector Operativo	7.500	9.400	11.250	13.125	15.000	16.875
Subdirector Técnico	7.500	9.400	11.250	13.125	15.000	16.875
Subdirector Administrativo	7.500	9.400	11.250	13.125	15.000	16.875

- Equipo de Dirección del Complejo de Unidad N° 4:

Función	Importe
Coordinador General	25.000
Coordinador Operativo	18.750
Coordinador Técnico	14.062

- Coordinadores regionales:

Función	Importe
Región Norte - Coordinador	10.000
Región Noreste - Coordinador	10.000
Región Litoral - Coordinador	10.000
Región Centrosur - Coordinador	10.000
Región Este - Coordinador	10.000
Unidades agro productivas - Coordinador	10.000

- Subdirecciones Dirección Nacional de Medidas Alternativas:

Función	Importe
Subdirector Operativo	10.000
Subdirector Técnico	10.000
Subdirector Administrativo	10.000

A efectos de su financiamiento, reasígnanse los créditos presupuestales del Inciso 04 “Ministerio del Interior”, programa 461 “Gestión de la privación de libertad”, Financiación 1.1 “Rentas Generales”, por la suma de $ 35.000.000 (treinta y cinco millones de pesos uruguayos), incluidos aguinaldo y cargas legales, de las unidades ejecutoras, objetos del gasto y montos, que se detallan a continuación, más aguinaldo y cargas legales:

UE	ODG	Importe
006	042.410	116.234
006	042.411	13.388.293
006	042.547	118.654
006	042.561	184.471
006	042.710	195.859
006	068.000	837.141
007	042.411	1.613.293
009	057.012	580.441
009	042.710	135.800
012	042.410	42.902
012	042.411	6.843.074
015	042.410	16.907
015	042.411	3.069.954

El Poder Ejecutivo, a propuesta del Ministerio del Interior, reglamentará esta disposición, determinando las condiciones a cumplir para la percepción de las mencionadas compensaciones.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 151

Suprímense en el Inciso 04 “Ministerio del Interior”, programa 461 “Gestión de la privación de libertad”, unidad ejecutora 026 “Instituto Nacional de Rehabilitación”, los siguientes cargos del escalafón L “Personal Policial”, que a continuación se detallan:

Cantidad	Denominación	Subescalafón	Grado
1	Sub Comisario	Téc. Profesional - Abogado	7

17	Oficial Ayudante	Técnico Profesional	5

2	Oficial Ayudante	Técnico Profesional - Médico	5

2	Oficial Ayudante	Técnico Profesional - Psicólogo	5

1	Oficial Ayudante	Policía Especializado	5

1	Sub Oficial Mayor	Policía - Servicio	4

1	Sub Oficial Mayor	Policía Especializado	4

1	Sub Oficial Mayor	Policía Especializado - Enfermero	4

1	Sub Oficial Mayor	Policía Especializado - Operador de Sistemas	4

2	Sargento	Policía Especializado	3

1	Sargento (CC)	Administrativo	3

3	Cabo	Servicio	2

1	Cabo	Especializado	2

1	Cabo	Administrativo	2

1	Agente (CP)	Ejecutivo	1

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 152

Reasígnase en el Inciso 04 “Ministerio del Interior”, programa 461 “Gestión de la privación de libertad”, Financiación 1.1 “Rentas Generales”, a la unidad ejecutora 026 “Instituto Nacional de Rehabilitación”, objeto 299.000 “Otros servicios no personales no incluidos en los anteriores”, la suma de $ 25.000.000 (veinticinco millones de pesos uruguayos), con destino a financiar el diseño, implementación y evaluación de programas de trato y tratamiento, destinados a la reinserción social de la población sujeta a la supervisión de medidas alternativas a la privación de libertad, desde las unidades ejecutoras, objetos del gasto y montos en pesos uruguayos, más aguinaldo y cargas legales, que se detallan a continuación:

UE	ODG	Importe
004	042.410	190.594
004	042.411	14.397.943
004	042.547	118.639
004	042.549	45.881
005	042.411	4.397.917

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 153

Créanse en el Inciso 04 “Ministerio del Interior”, programa 423 “Información y registro sobre personas físicas y bienes”, unidad ejecutora 031 “Dirección Nacional de Identificación Civil”, diecisiete cargos de Agente, serie Policía Administrativo, Escalafón L “Personal Policial”, grado 1.

Suprímense en el mismo Inciso, programa y unidad ejecutora, los siguientes cargos:

Cantidad	Escalafón	Grado	Denominación	Serie
1	L	5	Oficial Ayudante	Pt. Procurador
6	L	5	Oficial Ayudante	Especializado
7	L	4	Sub Oficial Mayor	Especializado

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 154

Créanse en el Inciso 04 “Ministerio del Interior”, programa 460 “Prevención y represión del delito”, unidad ejecutora 028 “Dirección Nacional de Policía Científica”, Financiación 1.1 “Rentas Generales”, en el Escalafón L “Personal Policial”, cinco cargos de Oficial Ayudante, subescalafón Técnico Profesional, grado 5, para el Ejercicio 2026 y nueve cargos de la misma denominación, subescalafón y grado, para el Ejercicio 2027.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 155

Modifícase la denominación del cargo de particular confianza de Subdirector Nacional de Sanidad Policial, dispuesto por el artículo 183 de la Ley N° 19.355, de 19 de diciembre de 2015, con la modificación introducida por el artículo 175 de la Ley N° 19.924, de 18 de diciembre de 2020, por la de Subdirector Nacional Técnico de Sanidad Policial.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 156

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 17.243 de 29/06/2000 artículo 80 incisos 2º) y 3º).

Artículo 157

Dispónese que el cargo de Subdirector General de Secretaría del Ministerio del Interior, creado por el artículo 143 de la Ley N° 16.170, de 28 de diciembre de 1990, en la redacción dada por el artículo 134 de la Ley N° 18.362, de 6 de octubre de 2008, estará comprendido en el literal c) del artículo 9 de la Ley N° 15.809, de 8 de abril de 1986, y sus modificativas.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 158

Reasígnase desde el Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, unidad ejecutora 001 “Dirección General de Secretaría de Estado”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 092.000 “Partidas globales a distribuir”, hacia el Inciso 04 “Ministerio del Interior”, programa 461 “Gestión de la privación de libertad”, unidad ejecutora 026 “Instituto Nacional de Rehabilitación”, una partida anual de $20.000.000 (veinte millones de pesos uruguayos), incluido aguinaldo y cargas legales, con destino al pago de una compensación por insalubridad para los funcionarios del Escalafón S “Personal Penitenciario”, Escalafón A “Personal Profesional Universitario”, Escalafón B “Personal Técnico” y Escalafón C “Personal Administrativo”, directamente afectados a tareas de gestión de la privación de la libertad.

El Poder Ejecutivo reglamentará las condiciones para el pago de la compensación que se crea en la presente disposición. (*)

(*) Notas:

Reglamentado por: Decreto Nº 79/026 de 22/04/2026.

Ver en esta norma, artículo: 3 (vigencia).

INCISO 05 - Ministerio de Economía y Finanzas

Artículo 159

Los sujetos obligados a constituir domicilio electrónico ante la Unidad Defensa del Consumidor, de conformidad a lo establecido por el artículo 75 de la Ley N° 19.355, de 19 de diciembre de 2015, que no lo hubieren realizado, se considerarán notificados de todos los actos administrativos del organismo en su Mesa de Entrada, a partir de los diez días hábiles de dictados.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 160

(*)

(*) Notas:

Este artículo dio nueva redacción a: Decreto Ley Nº 14.791 de 08/06/1978 artículo 4.

Artículo 161

Los actos administrativos firmes dictados por la Unidad Defensa del Consumidor, que contengan obligación de pagar cantidad líquida y exigible a cargo de los proveedores, constituirán título ejecutivo, sin necesidad de intimación judicial previa, ni de otro requisito. (*)

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 162

Declárase que, con el objetivo de promover un crecimiento económico sostenible y equitativo, el Ministerio de Economía y Finanzas promoverá que, en la adopción de decisiones de política económica, se considere el potencial impacto ambiental de las mismas.

A tales efectos, en las áreas de política tributaria, promoción de inversiones, gestión de deuda, estrategia comercial, política presupuestal y demás competencias del Ministerio de Economía y Finanzas, se integrará en el análisis la consideración de los posibles efectos sobre las distintas dimensiones ambientales.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 163

Reasígnase en el Inciso 05 “Ministerio de Economía y Finanzas”, programa 261 “Protección derechos de los consumidores”, unidad ejecutora 001 “Dir. Gral. Secretaría del Mrio. de Economía y Finanzas”, Proyecto 600 “Comisión de Promoción y Defensa de la Competencia”, Financiación 1.1 “Rentas Generales”, desde el objeto del gasto 095.008 “Fondo para Contrato función pública”, la suma de $ 1.559.085 (un millón quinientos cincuenta y nueve mil ochenta y cinco pesos uruguayos), incluidos aguinaldo y cargas legales, hacia el objeto del gasto 042.520 “Compensación especial por cumplir condiciones específicas”, más aguinaldo y cargas legales, con destino al pago de una compensación especial a los funcionarios que desempeñen tareas de mayor responsabilidad en la Comisión de Promoción y Defensa de la Competencia.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 164

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.159 de 20/07/2007 artículo 9.

Artículo 165

Reasígnase en el Inciso 05 “Ministerio de Economía y Finanzas”, programa 488 “Administración financiera”, unidad ejecutora 001 “Dir. Gral. Secretaría del Mrio. de Economía y Finanzas”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, la suma de $ 5.347.932 (cinco millones trescientos cuarenta y siete mil novecientos treinta y dos pesos uruguayos), desde el objeto del gasto 099.001 “Partida proyectada”, incluidos aguinaldo y cargas legales, hacia el objeto del gasto 057.000 “Becas de trabajo y pasantías”, más aguinaldo y cargas legales, con destino a financiar las contrataciones establecidas en los artículos 36 y 37 de la Ley N° 19.973, de 13 de agosto de 2021.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 166

Reasígnase en el Inciso 05 “Ministerio de Economía y Finanzas”, unidad ejecutora 001 “Dir. Gral. Secretaría del Mrio. de Economía y Finanzas”, Financiación 1.1 “Rentas Generales”, los créditos presupuestales en pesos uruguayos de los programas, proyectos y objetos del gasto, más aguinaldo y cargas legales, de acuerdo al siguiente detalle:

Programa	Proyecto	ODG	Importe
261	000	042.579	- 792.928
261	600	042.619	- 417.994
320	000	042.509	-1.778.346
320	000	042.510	-730.888
488	000	042.509	- 6.188.047
488	000	042.510	- 2.823.390
488	000	042.521	- 17.231
488	000	042.576	- 1.420.214
488	000	042.579	- 30.373
490	000	042.509	- 1.772.103
490	000	042.510	- 32.852
490	000	042.619	- 168.178
261	000	042.509	77.406
261	600	042.576	51.993
488	000	042.520	16.043.145

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 167

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 16.226 de 29/10/1991 artículo 458.

Artículo 168

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.996 de 03/11/2021 artículo 330.

Artículo 169

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 19.111 de 23/07/2013 artículo 7 inciso 2º).

Artículo 170

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.111 de 23/07/2013 artículo 3.

Artículo 171

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.111 de 23/07/2013 artículo 8.

Artículo 172

Redúzcase el gravamen previsto en el artículo 1° del Decreto-Ley N° 15.097, de 22 de diciembre de 1980, en un 25% (veinticinco por ciento) a partir del 1° de enero del año 2026, en un 25% (veinticinco por ciento) adicional a partir del 1° de enero de 2027 y en otro 25% (veinticinco por ciento) adicional a partir del 1° de enero de 2028.

Derógase a partir del 1° de enero de 2029 el gravamen previsto en el artículo 1° del Decreto-Ley N° 15.097, de 22 de diciembre de 1980. (*)

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 173

Los Incisos de la Administración Central y organismos del artículo 220 de la Constitución de la República deberán comunicar a la Contaduría General de la Nación los gastos e inversiones, realizados o a realizar, que se encuentren vinculados al cambio climático.

Encomiéndase a la Contaduría General de la Nación, en coordinación con el Ministerio de Ambiente, la elaboración de las pautas y definiciones necesarias a los efectos de la identificación de los gastos mencionados en el inciso primero, así como la responsabilidad de centralizar las comunicaciones recibidas y generar información sistematizada con fines expositivos. (*)

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 174

El Poder Ejecutivo, a través de sus respectivos ministerios, los Entes Autónomos y los Servicios Descentralizados, deberá comunicar a la Auditoría Interna de la Nación del Ministerio de Economía y Finanzas la constitución de cualquiera de las entidades previstas en el artículo 199 de la Ley N° 16.736, de 5 de enero de 1996, y sus modificativas.

Los sujetos obligados mencionados en el inciso anterior, y las Personas de Derecho Público no Estatal, deberán, asimismo, comunicar al citado organismo de contralor los contratos, actos y negocios jurídicos a lo que refiere el artículo mencionado precedentemente.

La Auditoría Interna de la Nación establecerá la forma y los plazos en que deberán cumplirse las comunicaciones antes referidas. (*)

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 175

En un plazo de ciento ochenta días a partir de la promulgación de esta ley, el Poder Ejecutivo, a través de los respectivos ministerios, los Entes Autónomos, los Servicios Descentralizados y las personas de derecho público no estatal, deberá comunicar a la Auditoría Interna de la Nación los contratos, actos y negocios jurídicos vigentes que se encuentren comprendidos en el alcance del artículo 199 de la Ley N° 16.736, de 5 de enero de 1996, y sus modificativas. (*)

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 176

Asígnase en el Inciso 05 “Ministerio de Economía y Finanzas”, programa 260 “Control de la gestión”, unidad ejecutora 003 “Auditoría Interna de la Nación”, Proyecto 972 “Informática”, Financiación 1.1 “Rentas Generales”, una partida anual de $ 6.000.000 (seis millones de pesos uruguayos), con destino a la renovación y mejoramiento del sistema informático de todas las unidades administrativas dependientes de la referida unidad ejecutora. (*)

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 177

Créanse en el Inciso 05 “Ministerio de Economía y Finanzas”, programa 489 “Recaudación y fiscalización”, unidad ejecutora 005 “Dirección General Impositiva”, dieciocho cargos de Administrativo XIV, Escalafón C “Personal Administrativo”, serie “Administrativo”, Grado 1, sin que implique incremento presupuestal.

A efectos de financiar las creaciones dispuestas en el inciso anterior, reasígnase la suma de $ 25.258.992 (veinticinco millones doscientos cincuenta y ocho mil novecientos noventa y dos pesos uruguayos), del objeto del gasto 095.007 “Fondo para Contrato Zafral”, incluidos aguinaldo y cargas legales, del mismo Inciso, programa y unidad ejecutora, con destino a las campañas de IRPF-IASS. (*)

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 178

(*)

(*) Notas:

Este artículo dio nueva redacción a: Código Tributario de 29/11/1974 artículo 32.

Artículo 179

(*)

(*) Notas:

Este artículo dio nueva redacción a: Código Tributario de 29/11/1974 artículo 33.

Artículo 180

(*)

(*) Notas:

Este artículo dio nueva redacción a: Código Tributario de 29/11/1974 artículo 34.

Artículo 181

(*)

(*) Notas:

Este artículo agregó a: Código Tributario de 29/11/1974 artículo 66 - BIS.

Artículo 182

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 17.829 de 18/09/2004 artículo 1 literal H).

Artículo 183

(*)

(*) Notas:

Este artículo dio nueva redacción a: Código Tributario de 29/11/1974 artículo 63 literal D).

Artículo 184

(*)

(*) Notas:

Este artículo dio nueva redacción a:

T.O. 2023 (DGI) de 04/04/2024 artículo 10 - Título 12,

Ley Nº 18.314 de 04/07/2008 artículo 10.

Artículo 185

Agréganse como incisos segundo y tercero del artículo 223 de la Ley N° 19.355, de 19 de diciembre de 2015, los siguientes:

“Una vez que el interesado constituya domicilio electrónico ante la Dirección General Impositiva, todas las notificaciones deberán realizarse en dicho domicilio, no pudiendo volver a constituir un domicilio físico a efectos de las notificaciones, sin perjuicio de la posibilidad de constituir otro domicilio electrónico para el expediente.

El mismo efecto tendrá el domicilio electrónico obtenido en virtud de lo dispuesto en los artículos 59 y 60 de la Ley N° 18.083, de 27 de diciembre de 2006”. (*)

(*) Notas:

Ver en esta norma, artículos: 3 (vigencia) y 690 (sustituye el artículo 223 de la Ley Nº 19.355).

Artículo 186

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.788 de 04/08/2011 artículo 9.

Artículo 187

A los efectos de lo dispuesto en el artículo 51 del Decreto-Ley N° 14.306, de 29 de noviembre de 1974 (Código Tributario), y en los casos en que no corresponda la notificación en el domicilio electrónico y la misma se realice en el domicilio físico, sea real o constituido, no deberá repetirse la diligencia de notificación personal.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 188

Modifícase la denominación de la unidad ejecutora 006 “Dirección Nacional de Zonas Francas”, del Inciso 05 “Ministerio de Economía y Finanzas” creada por el artículo 126 de la Ley N° 19.996, de 3 de noviembre de 2021, por la de “Dirección Nacional de Incentivo a la Inversión”.

Toda referencia que las leyes, reglamentos, resoluciones y actos administrativos en general efectúen en materia de Zonas Francas, a la Dirección General de Comercio, al Área Zonas Francas de la Dirección General de Comercio o a la Dirección Nacional de Zonas Francas, se considerarán referidas a la Dirección Nacional de Incentivo a la Inversión.

La Dirección Nacional de Incentivo a la Inversión tendrá como cometidos y atribuciones los establecidos en la Ley N° 15.921, de 17 de diciembre de 1987, modificativas, concordantes y reglamentarias. Asimismo, será la encargada de asesorar al Poder Ejecutivo en materia de políticas de desarrollo de inversiones, competitividad, mejora del clima de negocios y vínculo con el sector privado, y ejecutar o encomendar la ejecución a otras dependencias del Estado, de políticas de estímulo y mejora del clima de negocios a la inversión.

Dispónese que la Coordinación de la Comisión de Aplicación de la Ley de Inversiones y Promoción Industrial, de acuerdo a lo previsto en el artículo 12 de la Ley N° 16.906, de 7 de enero de 1998, en la redacción dada por el artículo 195 de esta ley, funcionará bajo la órbita de la Dirección Nacional de Incentivo a la Inversión del Ministerio de Economía y Finanzas.

La totalidad de los bienes, créditos, recursos, obligaciones y los puestos de trabajo, cualquiera sea el vínculo funcional, asignados a la unidad ejecutora 001 “Dir. Gral. Secretaría del Mrio. de Economía y Finanzas” del Inciso 05 “Ministerio de Economía y Finanzas”, para el cumplimiento de los cometidos atribuidos a la Comisión de Aplicación de la Ley de Inversiones y Promoción Industrial, se transfieren de pleno derecho a la Dirección Nacional de Incentivo a la Inversión.

Créase en la unidad ejecutora 006 “Dirección Nacional de Incentivo a la Inversión”, programa 320 “Fortalecimiento de la base productiva de bienes y servicios”, el cargo de Director Nacional de Inversiones, con carácter de particular confianza, cuya retribución será equivalente al 75% (setenta y cinco por ciento) de la correspondiente a un Ministro de Estado, establecida en el artículo 16 de la Ley N° 18.996, de 7 de noviembre de 2012.

La creación dispuesta en el inciso anterior se financiará con el crédito presupuestal resultante de la supresión del cargo de particular confianza de Director Nacional de Zonas Francas, creado por el artículo 126 de la Ley N° 19.996, de 3 de noviembre de 2021, y con el objeto del gasto 099.001 “Partida proyectada”, del Inciso 05 “Ministerio de Economía y Finanzas”, programa 488 “Administración financiera”, unidad ejecutora 001 “Dir. Gral. Secretaría del Mrio. de Economía y Finanzas”.

El Poder Ejecutivo, previo informe favorable de la Oficina Nacional del Servicio Civil, la Oficina de Planeamiento y Presupuesto y la Contaduría General de la Nación, en el ámbito de sus respectivas competencias, aprobará la nueva estructura organizativa de la Dirección Nacional de Incentivo a la Inversión, dando cuenta a la Asamblea General.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 189

Reasígnanse en el Inciso 05 “Ministerio de Economía y Finanzas”, programa 320 “Fortalecimiento de la base productiva de bienes y servicios”, unidad ejecutora 006 “Dirección Nacional de Incentivo a la Inversión”, Proyecto 000 “Funcionamiento”, los créditos presupuestales en pesos uruguayos, en las financiaciones y objetos del gasto que se determinan, con destino a financiar la partida creada en el artículo 157 de la Ley N° 20.075, de 20 de octubre de 2022, de acuerdo al siguiente detalle:

Financiación	ODG	Importe
1.1	042.520	7.236.036
1.1	059.000	418.023
1.1	081.000	1.059.690
1.1	082.000	54.343
1.1	087.000	250.817
1.1	042.509	- 958.843
1.1	042.511	- 1.260.907
1.1	095.005	- 6.548.229
1.2	042.087	- 185.130
1.2	059.000	- 15.428
1.2	081.000	- 39.109
1.2	082.000	- 2.006
1.2	087.000	- 9.257

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 190

Créase el Programa de Fomento para la Atracción de Personas con Talento Calificado residentes en el extranjero, tanto nacionales como extranjeros, mediante el cual se radiquen en la República a efectos de dar cumplimiento a contratos de trabajo en relación de dependencia con empresas o instituciones científico-tecnológicas, vinculadas a la innovación o el desarrollo tecnológico, o que presten servicios globales, con actividad regular y permanente en el Uruguay. La reglamentación también podrá incluir en el programa empresas que desarrollan su actividad en áreas consideradas prioritarias.

Estas personas podrán optar, con relación a las rentas derivadas del contrato de trabajo mencionado en el inciso anterior, por tributar el Impuesto a las Rentas de los No Residentes (IRNR). Asimismo, quienes hagan uso de la opción anterior podrán expresar por escrito su deseo de no beneficiarse del sistema de seguridad social vigente en la República, en cuyo caso no existirá obligación de realizar los aportes correspondientes.

Las referidas opciones podrán ejercerse siempre que se cumplan las siguientes condiciones simultáneamente:

A)	No haber verificado la residencia fiscal en el país en los últimos cinco ejercicios fiscales previos al traslado al territorio nacional.

B)

Cumplir con una presencia física efectiva en el país de, al menos, dos tercios de los días del año civil. Cuando la relación laboral no se encuentre vigente durante la totalidad del año civil, la presencia física efectiva referida se calculará sobre el período de vigencia del o los contratos de trabajo dentro de dicho año civil.

C)	Obtener la totalidad de las rentas del trabajo en el territorio nacional, exclusivamente en relación de dependencia.

(*) Notas:

Ver en esta norma, artículos: 3 (vigencia), 191 y 192.

Artículo 191

Facúltase al Poder Ejecutivo a establecer los términos y condiciones del régimen creado en el artículo 190 de esta ley.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 192

El ejercicio de las opciones previstas en el artículo 190 de esta ley deberá efectuarse al inicio de la primera vinculación laboral al amparo de este régimen. Las opciones podrán realizarse por única vez y serán de aplicación para el año civil en que estas se verifiquen y durante los cuatro siguientes. Quienes hayan iniciado la vinculación laboral entre el 1° de marzo y el 31 de diciembre de 2025, podrán ampararse al régimen establecido por el artículo 190 de esta ley a partir de la entrada en vigencia de la presente ley.

El cumplimiento de los extremos previstos en los literales B) y C) del artículo 190 de esta ley deberá verificarse en cada año civil, en los términos y condiciones que establezca la reglamentación. En caso de incumplimiento, no se podrá continuar haciendo uso de las opciones y se deberá tributar por el régimen general.

Si posteriormente al ejercicio de las opciones, se produce la desvinculación del trabajador, este continuará teniendo derecho a la aplicación de las opciones dentro de los plazos referidos en el inciso primero del presente artículo, siempre que continúe prestando servicios exclusivamente en carácter de dependiente y no transcurra más de un año entre la desvinculación y la nueva vinculación laboral, salvo que se configure el incumplimiento previsto en el inciso anterior.

En caso de que el trabajador resuelva renunciar anticipadamente al régimen dispuesto en la presente ley, la misma tendrá carácter irrevocable y comprenderá a ambos tributos.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 193

(*)

(*) Notas:

Este artículo dio nueva redacción a: T.O. 2023 (DGI) de 04/04/2024 artículo 10 - Título 8 inciso 7º).

Artículo 194

Facúltase al Poder Ejecutivo a otorgar un crédito fiscal a las empresas comprendidas en el literal E) del artículo 66 del Título 4 del Texto Ordenado 2023, por las inversiones realizadas en el marco de proyectos de desarrollo productivo.

La Agencia Nacional de Desarrollo (ANDE) será la entidad técnica encargada de implementar el crédito al que refiere este artículo.

El Poder Ejecutivo determinará en la reglamentación el alcance del concepto de inversiones, bienes elegibles, los topes y otros aspectos necesarios para la aplicación del beneficio. Asimismo, el Poder Ejecutivo establecerá anualmente el monto máximo de beneficios que podrán otorgarse en el marco de lo previsto en esta ley.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 195

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 16.906 de 07/01/1998 artículo 12 inciso 1º).

Artículo 196

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 15.921 de 17/12/1987 artículo 18.

Artículo 197

Facúltase a la Dirección Nacional de Aduanas a proceder a vender en subasta pública los bienes que se encuentran depositados en las Administraciones de Aduanas y demás dependencias de dicho organismo, detenidos en presunta infracción aduanera en procesos infraccionales que tengan más de tres años de iniciados. Lo dispuesto precedentemente se podrá realizar en uno o varios actos.

Los denunciados o terceros que se consideren con derechos de dominio sobre los bienes podrán presentarse ante el Juzgado correspondiente, para solicitar el retiro de bienes del remate, justificando el derecho a tales exclusiones. Dichas solicitudes de exclusión serán resueltas por la autoridad jurisdiccional interviniente y, en caso de acceder a las mismas, deberán ser comunicadas a la Dirección Nacional de Aduanas con una antelación mínima de cinco días hábiles a la fecha de celebración de la correspondiente subasta.

La Dirección Nacional de Aduanas depositará el producido de las ventas dispuestas en este artículo en el Banco de la República Oriental del Uruguay en unidades indexadas (UI), a la orden del Juzgado competente y bajo el rubro de autos correspondientes.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 198

Interprétase que a los efectos de lo dispuesto por el artículo 240 de la Ley N° 19.276, de 19 de setiembre de 2014 (Código Aduanero), y sus modificativas, se entiende inconveniente o inadecuada la conservación de mercadería incautada cuando se trate de productos alimenticios, bebidas, juguetes, prendas de vestir, ropa de cama, productos naturales no elaborados, medicamentos, especialidades y productos farmacéuticos, electrodomésticos, productos tecnológicos y, en general, toda mercadería que tenga fecha de vencimiento, o que por su naturaleza pueda perder con el transcurso del tiempo sus calidades intrínsecas, tornarse inútiles para su empleo o depreciarse, siempre que hayan transcurrido al menos doce meses desde su incautación.

Asimismo, se entiende inconveniente o inadecuada la conservación de los vehículos incautados cuando, por carecer de locales apropiados, se encuentren en depósito a la intemperie, o cuando hayan transcurrido dos años desde su incautación.

La autoridad judicial interviniente a solicitud de la Dirección Nacional de Aduanas, y sin necesidad de previa vista Fiscal, dispondrá, en tales casos, el remate de la mercadería por parte de dicha Dirección Nacional, cumplido los plazos anteriormente referidos.

La Dirección Nacional de Aduanas implementará la subasta pública en uno o varios actos.

Los denunciados o terceros que se consideren con derechos de dominio sobre los bienes podrán presentarse ante el Juzgado correspondiente, para solicitar el retiro de bienes del remate, justificando el derecho a tales exclusiones. Dichas solicitudes de exclusión serán resueltas por la autoridad jurisdiccional interviniente y, en caso de acceder a las mismas, deberán ser comunicadas a la Dirección Nacional de Aduanas con una antelación mínima de cinco días hábiles a la fecha de celebración de la correspondiente subasta.

La Dirección Nacional de Aduanas depositará el producido de las ventas dispuestas en este artículo en el Banco de la República Oriental del Uruguay en unidades indexadas (UI), a la orden del Juzgado competente y bajo el rubro de autos correspondientes.

Deróganse los artículos 230 de la Ley N° 19.924, de 18 de diciembre de 2020, y 123 de la Ley N° 19.996, de 3 de noviembre de 2021.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 199

Las personas condenadas por infracciones aduaneras podrán solicitar al juzgado competente que, previa vista y conformidad Fiscal, remita los obrados a la Dirección Nacional de Aduanas para que esta actualice la deuda, y que en caso de entenderlo pertinente y a solicitud de parte interesada otorgue facilidades de pago de hasta treinta y seis meses, con los correspondientes intereses que serán fijados anualmente por dicha Dirección.

La Dirección Nacional de Aduanas podrá dejar sin efecto las facilidades otorgadas si el interesado no abonare regularmente las cuotas fijadas. En tal caso, se considerará anulado el régimen otorgado, respecto al saldo deudor.

Los pagos realizados se imputarán en primer término a los intereses devengados y el saldo a cada uno de los adeudos incluidos en las facilidades otorgadas y en la misma proporción en que las integren.

Una vez pagado el total del adeudo, la Dirección Nacional de Aduanas emitirá una constancia de pago.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 200

(*)

(*) Notas:

Este artículo agregó a:

Ley Nº 19.484 de 05/01/2017 artículo 39 literal E),

Ley Nº 18.930 de 17/07/2012 artículo 5 literal E).

Artículo 201

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.355 de 19/12/2015 artículo 232.

Artículo 202

Exonérase del pago de la Tasa de Registro de Estados Contables, creada por el artículo 214 de la Ley N° 19.355, de 19 de diciembre de 2015, a la unidad ejecutora 007 “Dirección Nacional de Aduanas” del Ministerio de Economía y Finanzas.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 203

Las funciones de administración superior de Director de División y Jefe de Departamento de la Dirección Nacional de Aduanas deberán ser provistas mediante concurso de oposición y méritos entre los funcionarios pertenecientes a dicho organismo.

Las funciones de Gerente de Área, Asesorías directas del Jerarca y las Divisiones Análisis de Riesgo, Control de Cargas y Vigilancia Móvil, serán objeto de designación directa por la Dirección Nacional de Aduanas y cesarán de pleno derecho cuando cese el Director o con anterioridad si éste así lo dispone.

Quien acceda a las funciones contempladas en el inciso anterior, tendrá derecho a reservar la función de administración superior de la Dirección Nacional de Aduanas a la que hubiera accedido por concurso. Asimismo, aquellos funcionarios que sean designados interinamente en una función de administración superior dentro de dicho Organismo, por vacancia temporal del titular, también podrán reservar una función de menor jerarquía dentro de la Dirección Nacional de Aduanas, cuando hubieren accedido a ella por concurso, sin perjuicio del derecho a percibir las diferencias de remuneración de la función que pasan a desempeñar con las de su cargo o función reservada.

La reglamentación establecerá los requisitos excluyentes, la duración en la función, la forma y el tiempo de evaluación, así como el cese de las encargaturas.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 204

Reasígnanse en el Inciso 05 “Ministerio de Economía y Finanzas”, programa 489 “Recaudación y fiscalización”, unidad ejecutora 007 “Dirección Nacional de Aduanas”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, desde el objeto del gasto 095.005 “Fondo p/financiar funciones transitorias y de conducción”, la suma de $ 5.061.282 (cinco millones sesenta y un mil doscientos ochenta y dos pesos uruguayos), incluidos aguinaldo y cargas legales, y del objeto del gasto 099.002 “Financiación de Estructuras Organizativas”, la suma de $ 116.410 (ciento dieciséis mil cuatrocientos diez pesos uruguayos), incluidos aguinaldo y cargas legales, al objeto del gasto 042.510 “Compensación especial por funciones especiales”, más aguinaldo y cargas legales, con destino al pago de compensaciones especiales por el desempeño de funciones de mayor responsabilidad.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 205

Reasígnase en el Inciso 05 “Ministerio de Economía y Finanzas”, programa 489 “Recaudación y fiscalización”, unidad ejecutora 007 “Dirección Nacional de Aduanas”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, del objeto del gasto 099.002 “Financiación de Estructuras Organizativas”, incluidos aguinaldo y cargas legales, al objeto del gasto 095.008 “Fondo para Contrato función pública”, incluidos aguinaldo y cargas legales, la suma de $ 3.862.937 (tres millones ochocientos sesenta y dos mil novecientos treinta y siete pesos uruguayos), con destino a financiar la contratación de personal que brinde tareas de apoyo para la atención al público en dicha unidad ejecutora.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 206

Autorízase al Poder Ejecutivo a crear índices para la valuación de inmuebles en el ámbito rural, que contemplen usos del suelo diferentes al agropecuario, como ser residencial, minero, turístico y logístico.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 207

Facúltase a la unidad ejecutora 009 “Dirección Nacional de Catastro”, del Inciso 05 “Ministerio de Economía y Finanzas”, a incorporar al valor catastral el valor de las mejoras de los inmuebles, identificados por los Gobiernos Departamentales como residenciales o turísticos pertenecientes al ámbito rural, cuya área catastral sea inferior a diez hectáreas.

El ingreso de las mejoras a la base de la Dirección Nacional de Catastro se hará con los mismos parámetros de caracterización utilizados con los inmuebles urbanos.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 208

Dispónese que los fondos percibidos por la Dirección General de Casinos, obtenidos de las inscripciones a torneos que se realicen en los establecimientos de juego, en forma directa o través de terceros, y bajo supervisión y fiscalización del mismo, constituirán recursos propios de dicha unidad ejecutora, y tendrán como destino el pago de los premios que se establezcan, y los costos asociados a dicha actividad, cuya operativa es independiente del elenco de juegos que ofrece la unidad ejecutora en su actividad comercial.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 209

Autorízase a la unidad ejecutora 013 “Dirección General de Casinos”, del Inciso 05 “Ministerio de Economía y Finanzas”, a ceder en los establecimientos de juego, en forma onerosa a terceros, espacios en cartelería estática o dinámica o medios similares, para la difusión o exhibición de pautas publicitarias.

Los fondos obtenidos, constituirán recursos propios de la unidad ejecutora, y se destinarán a atender gastos de funcionamiento de dicho organismo.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 210

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.719 de 27/12/2010 artículo 321.

Artículo 211

Facúltase al Poder Ejecutivo a establecer un régimen simplificado y a exonerar de tasas y tributos a la importación de insumos, máquinas y equipamiento con destino al proceso de testeo o desarrollo asociado a la transformación de conocimiento científico, en productos destinados a mejorar la salud humana, animal o ambiental, dentro de los límites y en las condiciones que se establezcan en la reglamentación. Las personas físicas o jurídicas que se amparen a estos beneficios deberán ser parte de una Micro, Pequeña y Mediana Empresa de base científico-tecnológica y contar con el aval de la Agencia Nacional de Investigación e Innovación. La Dirección Nacional de Aduanas instrumentará un despacho aduanero simplificado para las operaciones de importación a que refiere el presente artículo, al amparo de lo previsto en el artículo 68 de la Ley N° 19.276, de 19 de setiembre de 2014 (Código Aduanero). El Poder Ejecutivo reglamentará la presente disposición dentro de los sesenta días siguientes a su promulgación, determinando los límites, términos y condiciones en que aplicará este artículo. (*)

(*) Notas:

Reglamentado por: Decreto Nº 137/026 de 16/06/2026.

Ver en esta norma, artículo: 3 (vigencia).

Artículo 212

Créase en la Asesoría Tributaria de la unidad ejecutora 001 “Dir. Gral. Secretaría del Mrio. de Economía y Finanzas”, del Inciso 05 “Ministerio de Economía y Finanzas”, un régimen de dedicación exclusiva.

El citado régimen comprenderá cuatro funcionarios, los que serán designados por la Dirección General de Secretaría a propuesta del Director de la Asesoría Tributaria y permanecerán en el mismo, siempre que no se incumplan los deberes y obligaciones funcionales, así como las incompatibilidades derivadas de la dedicación exclusiva.

Los funcionarios alcanzados por el régimen que se crea percibirán una compensación por dedicación exclusiva.

El total de la retribución nominal por todo concepto, incluida la referida compensación, será para dos funcionarios el 70% (setenta por ciento) y para dos funcionarios el 95% (noventa y cinco por ciento) de la retribución del Director de la Asesoría Tributaria, prevista en el artículo 206 de la Ley N° 19.924, de 18 de diciembre de 2020, quedando exceptuadas de la limitación establecida en el inciso primero del artículo 105 de la Ley Especial N° 7, de 23 de diciembre de 1983. Los funcionarios que a la fecha de promulgación de la presente ley presten funciones en la Asesoría Tributaria, estarán comprendidos dentro del segundo tope previsto.

La compensación por dedicación exclusiva comprende únicamente al desempeño efectivo de tareas en la Asesoría Tributaria. Quienes cumplan funciones en otros organismos no tendrán derecho a percibirla, aun cuando pasen a prestar funciones en régimen de pase en comisión, al amparo del artículo 32 de la Ley N° 15.851, de 24 de diciembre de 1986, y sus modificativas.

El Poder Ejecutivo, a propuesta del Ministerio de Economía y Finanzas, reglamentará el régimen de desempeño de dedicación exclusiva y las incompatibilidades derivadas del mismo.

El Director de la Asesoría Tributaria quedará comprendido en las incompatibilidades vinculadas al desempeño de dedicación exclusiva.

Las erogaciones resultantes del presente artículo se financiarán con cargo al Inciso 05 “Ministerio de Economía y Finanzas”, programa 488 “Administración financiera”, unidad ejecutora 001 “Dir. Gral. Secretaría del Mrio. de Economía y Finanzas”, objeto del gasto 099.001 “Partida Proyectada”. (*)

(*) Notas:

Reglamentado por: Decreto Nº 63/026 de 19/03/2026.

Ver en esta norma, artículo: 3 (vigencia).

Artículo 213

Dispónese que los funcionarios públicos de la unidad ejecutora 005 “Dirección General Impositiva” que, a propuesta del Director de la Asesoría Tributaria en acuerdo con el Director General de Rentas, sean designados por el Ministro de Economía y Finanzas para integrar un Grupo de Trabajo especializado en asesoramiento tributario en la unidad ejecutora 001 “Dir. Gral. Secretaría del Mrio. de Economía y Finanzas”, podrán percibir una compensación especial, mensual, por todo concepto, del 10% (diez por ciento) de la retribución del Director de la Asesoría Tributaria, prevista en artículo 206 de la Ley N° 19.924, de 18 de diciembre 2020, quedando exceptuados de la limitación establecida en el inciso primero del artículo 105 de la Ley Especial N° 7, de 23 de diciembre de 1983. Dicha compensación será compatible con el régimen de dedicación exclusiva previsto para los funcionarios de la Dirección General Impositiva en el artículo 2 de la Ley N° 17.706, de 4 de noviembre de 2003.

A tales efectos, autorízase al Inciso 05 “Ministerio de Economía y Finanzas” a trasponer anualmente crédito presupuestal desde el programa 488 “Administración financiera”, unidad ejecutora 001 “Dir. Gral. Secretaría del Mrio. de Economía y Finanzas”, objeto del gasto 099.001 “Partida Proyectada” al programa 489 “Recaudación y fiscalización”, a la unidad ejecutora 005 “Dirección General Impositiva”.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 214

Los Incisos de la Administración Central y organismos del articulo 220 de la Constitución de La República, deberán comunicar a la Contaduría General de la Nación los gastos e inversiones, realizados o a realizar, que se encuentren vinculados al diseño, promoción e implementación de acciones afirmativas, dirigidas a los integrantes de la población afrodescendiente, en concordancia con lo dispuesto por la Ley N° 19.122, de 21 de agosto de 2013.

Encomiéndase a la Contaduría General de la Nación, en coordinación con el Ministerio de Desarrollo Social, la elaboración de las pautas y definiciones necesarias a los efectos de la identificación de los gastos mencionados en el inciso primero, así como la responsabilidad de centralizar las comunicaciones recibidas y generar información sistematizada con fines expositivos.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

INCISO 06 - Ministerio de Relaciones Exteriores

Artículo 215

Asígnase en el Inciso 06 “Ministerio de Relaciones Exteriores”, programa 480 “Ejecución de la política exterior”, unidad ejecutora 001 “Ministerio de Relaciones Exteriores”, Proyecto 972 “Informática”, Financiación 1.1 “Rentas Generales”, una partida de $ 10.000.000 (diez millones de pesos uruguayos) anuales, con destino a inversiones en Tecnologías de la Información y la Comunicación.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 216

Derógase la Ley N° 19.880, de 12 de mayo de 2020.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 217

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.841 de 19/12/2019 artículo 33 último inciso.

Artículo 218

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.841 de 19/12/2019 artículo 14 acápite.

Artículo 219

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 13.318 de 28/12/1964 artículo 133.

Artículo 220

Derógase el artículo 131 de la Ley N° 13.318, de 28 de diciembre de 1964.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 221

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 12.802 de 30/11/1960 artículo 76.

Artículo 222

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 12.802 de 30/11/1960 artículo 77.

Artículo 223

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.719 de 27/12/2010 artículo 330.

Artículo 224

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 11.924 de 27/03/1953 artículo 21.

Artículo 225

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.250 de 06/01/2008 artículo 24.

Artículo 226

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.250 de 06/01/2008 artículo 26.

INCISO 07 - Ministerio de Ganadería, Agricultura y Pesca

Artículo 227

Asígnase en el Inciso 07 “Ministerio de Ganadería, Agricultura y Pesca”, programa 320 “Fortalecimiento de la base productiva de bienes y servicios”, unidad ejecutora 005, “Dirección General de Servicios Ganaderos”, en los proyectos, objetos del gasto, financiaciones y en los ejercicios que se detallan, para la implementación del Plan Nacional de Lucha contra la Garrapata y sus enfermedades asociadas, los siguientes créditos presupuestales en pesos uruguayos:

Proyecto	ODG	Financiación	Ejercicio 2026	Ejercicio 2027	Ejercicio 2028	Ejercicio 2029
000	299.000	1.1	30.000.000	37.490.000	40.000.000	40.000.000
760	799.000	1.1	1.000.000	260.000	—	—
972	799.000	1.1	4.000.000	500.000	—	—
973	799.000	1.2	5.000.000	1.750.000	—	—

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 228

Asígnase en el Inciso 07 “Ministerio de Ganadería, Agricultura y Pesca”, programa 322 “Cadenas de valor motores de crecimiento”, unidad ejecutora 007 “Dirección General de Desarrollo Rural”, Proyecto 723 “ Sistemas Agroecológicos y Resilientes en Uruguay”, Financiación 2.1 “Endeudamiento Externo para Proyectos Específicos”, una partida anual de $ 80.000.000 (ochenta millones de pesos uruguayos), con destino a atender los programas de mejora de la cría vacuna y agua para productores familiares.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 229

Asígnase en el Inciso 07 “Ministerio de Ganadería, Agricultura y Pesca”, programa 320 “Fortalecimiento de la base productiva de bienes y servicios”, unidad ejecutora 001 “Dirección General de Secretaría”, Proyecto 121 “Igualdad de Género”, Financiación 1.1 “Rentas Generales”, en el objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, la suma de $ 5.000.000 (cinco millones de pesos uruguayos) anuales, para la implementación de las Políticas de Género del Inciso.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 230

(*)

(*) Notas:

Este artículo agregó a: T.O. 2023 (DGI) de 04/04/2024 artículo 87 - Título 10 literal E).

Artículo 231

Facúltase al Poder Ejecutivo a otorgar a los titulares de explotaciones agropecuarias que sean contribuyentes del Impuesto a la Enajenación de Bienes Agropecuarios (Imeba), un crédito fiscal por las inversiones realizadas a partir del 1° de enero de 2026 y hasta que el Poder Ejecutivo lo determine, en inversiones declaradas estratégicas en materia productiva.

Para tener derecho al crédito, los sujetos mencionados en el inciso precedente deberán cumplir simultáneamente las siguientes condiciones:

A)	que realicen su explotación en predios cuya superficie no exceda el equivalente a las 800 Hás. (ochocientas hectáreas) de Índice Coneat 100, y

B)	que el monto de los ingresos que generan rentas agropecuarias comprendidas en el Imeba no supere la suma de 1.600.000 UI (un millón seiscientas mil unidades indexadas).

El mencionado crédito fiscal podrá ser de hasta el 40% (cuarenta por ciento) de la inversión y 40% (cuarenta por ciento) del Imeba generado por el contribuyente.

El Poder Ejecutivo reglamentará las líneas estratégicas y demás condiciones de acceso al beneficio. El Ministerio de Ganadería, Agricultura y Pesca tendrá a cargo la administración y control de los créditos a que refiere el inciso anterior.

A tales efectos, el Ministerio de Ganadería, Agricultura y Pesca podrá realizar convenios con instituciones públicas o personas públicas no estatales que designe el Poder Ejecutivo.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 232

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 20.212 de 06/11/2023 artículo 237.

Artículo 233

Autorízase al Inciso 07 “Ministerio de Ganadería, Agricultura y Pesca” a celebrar acuerdos concediendo quitas en intereses o capital por resolución fundada, respecto de aquellos créditos que existan por la ejecución de multas o tasas, y que se encuentren próximos a su extinción.

Se entenderá próximo a su extinción el crédito sobre el cual se haya verificado la última reinscripción registral posible del gravamen correspondiente.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 234

Reasígnase en el Inciso 07 “Ministerio de Ganadería, Agricultura y Pesca”, en las unidades ejecutoras, programas y objetos del gasto que se indican, los siguientes créditos en pesos uruguayos del Grupo 0 “Servicios Personales”, con cargo a la Financiación 1.1 “Rentas Generales”:

UE	Programa	ODG	Importe
001	320	095.005	-20.000.000
001	320	042.720	-800.000
001	320	042.511	15.555.610
001	320	059.000	1.229.634
001	320	081.000	3.117.123
001	320	082.000	159.852
001	320	087.000	737.781
002	322	042.720	-360.000
002	322	042.511	360.000
005	320	095.005	-830.677
005	320	042.513	612.857
005	320	059.000	51.071
005	320	081.000	129.466
005	320	082.000	6.639
005	320	087.000	30.644

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 235

Modifícanse en el Inciso 07 “Ministerio de Ganadería, Agricultura y Pesca”, en las unidades ejecutoras y programas que se indican, la denominación y serie de los cargos que se detallan a continuación:

UE	Programa	Escalafón	Grado	Denominación	Serie	Cantidad
002	322	A	12	Asesor IV	Biología Pesquera (Mdeo.)	2
002	322	B	11	Técnico IV	Tecnología Productos Pesqueros (Mdeo.)	2
004	320	A	12	Asesor IV	Agronomía	2
004	320	A	12	Asesor IV	Agronomía (Interior)	4
004	320	A	12	Asesor IV	Agronomía (Mdeo.)	9
004	320	A	13	Asesor III	Agronomía (Interior)	9
004	320	A	13	Asesor III	Agronomía (Mdeo.)	5
004	320	A	13	Asesor III	Laboratorio (Mdeo.)	2
004	320	A	13	Jefe de sección	Agronomía (Interior)	2
004	320	A	13	Jefe de sección	Agronomía (Mdeo.)	5
004	320	A	14	Asesor II	Agronomía (Mdeo.)	3
004	320	A	15	Asesor I	Agronomía (Mdeo.)	1
004	320	A	16	Asesor	Agronomía (Mdeo.)	1
004	320	B	11	Técnico IV	Agronomía (Mdeo.)	3
004	320	D	6	Especialista VIII	Laboratorio	1
004	320	D	6	Especialista VIII	Agronomía	2
004	320	D	7	Especialista VII	Laboratorio	1
004	320	D	8	Especialista VI	Agronomía (Mdeo.)	3
004	320	D	8	Especialista VI	Laboratorio (Mdeo.)	1
005	320	A	4	Asesor XII	Biología	1
006	323	A	4	Asesor XII	Agronomía	1
006	323	A	12	Asesor IV	Agronomía (Interior)	6
006	323	A	12	Asesor IV	Agronomía (Mdeo.)	2
006	323	A	12	Sub Jefe de sección	Agronomía (Interior)	1
006	323	A	13	Jefe de sección	Agronomía (Interior)	5
006	323	C	8	Administrativo I	Administrativo (Mdeo.)	3
006	323	C	8	Jefe de sector I	Administrativo (Mdeo.)	1
006	323	C	9	Administrativo	Administrativo (Mdeo.)	1
006	323	D	9	Especialista V	Agronomía (Mdeo.)	1
008	322	A	13	Jefe de sección	Agronomía (Interior)	2
009	322	A	13	Jefe de sección	Agronomía (Interior)	1
009	322	A	15	Asesor I	Agronomía (Mdeo.)	1
009	322	B	11	Técnico IV	Veterinaria (Interior)	1
009	322	C	6	Administrativo III	Administrativo (Mdeo.)	2
009	322	C	7	Administrativo II	Administrativo (Mdeo.)	1
009	322	C	8	Administrativo I	Administrativo (Mdeo.)	2
009	322	C	9	Sub jefe de sección	Administrativo (Interior)	1
009	322	C	10	Jefe de sección	Administrativo (Mdeo.)	1
009	322	D	6	Especialista VIII	Agronomía	1
009	322	D	6	Especialista VIII	Inspección (Mdeo.)	1
009	322	D	6	Especialista VIII	Veterinaria (Mdeo.)	2
009	322	D	7	Especialista VII	Agronomía (Mdeo.)	1
009	322	D	7	Especialista VII	Inspección (Mdeo.)	1
009	322	D	8	Jefe de sector II	Especialización	1
009	322	D	10	Jefe de sección	Especialización	1

por las siguientes denominaciones y series:

UE	Programa	Escalafón	Grado	Denominación	Serie	Cantidad
002	322	A	12	Asesor IV	Biología Pesquera	2
002	322	B	11	Técnico IV	Técnico	2
004	320	A	12	Asesor IV	Profesional universitario	15
004	320	A	13	Asesor III	Profesional universitario	7
004	320	A	13	Asesor III	Profesional universitario	16
004	320	A	14	Asesor II	Profesional universitario	3
004	320	A	15	Asesor I	Profesional universitario	1
004	320	A	16	Asesor	Profesional universitario	1
004	320	B	11	Técnico IV	Técnico	3
004	320	D	6	Especialista VIII	Especializado	3
004	320	D	7	Especialista VII	Especializado	1
004	320	D	8	Especialista VI	Especializado	4
005	320	A	4	Asesor XII	Profesional universitario	1
006	323	A	4	Asesor XII	Profesional universitario	1
006	323	A	12	Asesor IV	Agronomía	1
006	323	A	12	Asesor IV	Agronomía	5
006	323	A	12	Asesor IV	Profesional universitario	3
006	323	A	13	Asesor III	Agronomía	5
006	323	C	9	Administrativo	Administrativo	1
006	323	C	8	Administrativo I	Administrativo	3
006	323	C	8	Administrativo I	Administrativo	1
006	323	D	9	Especialista V	Especializado	1
008	322	A	13	Asesor III	Agronomía	2
009	322	A	13	Asesor III	Profesional universitario	1
009	322	A	15	Asesor I	Profesional universitario	1
009	322	B	11	Técnico IV	Técnico	1
009	322	C	6	Administrativo III	Administrativo	2
009	322	C	7	Administrativo II	Administrativo	1
009	322	C	8	Administrativo I	Administrativo	2
009	322	C	9	Administrativo	Administrativo	1
009	322	C	10	Administrativo	Administrativo	1
009	322	D	6	Especialista VIII	Inspección	4
009	322	D	7	Especialista VII	Inspección	2
009	322	D	8	Especialista VI	Inspección	1
009	322	D	10	Especialista IV	Inspección	1

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 236

Créanse en el Inciso 07 “Ministerio de Ganadería, Agricultura y Pesca”, en las unidades ejecutoras y programas que se indican, los siguientes cargos:

UE	Programa	Escalafón	Grado	Denominación	Serie	Cantidad
001	320	C	1	Administrativo VIII	Administrativo	20
002	322	C	1	Administrativo VIII	Administrativo	3
002	322	B	3	Técnico XII	Técnico	1
002	322	D	1	Especialista XIII	Especializado	3
003	380	A	4	Asesor XII	Profesional Universitario	6
003	380	C	1	Administrativo VIII	Administrativo	2
003	380	D	1	Especialista XIII	Especializado	3
004	320	C	1	Administrativo VIII	Administrativo	4
004	320	D	1	Especialista XIII	Especializado	2
004	320	F	1	Auxiliar I	Servicios	1
005	320	C	1	Administrativo VIII	Administrativo	9
005	320	D	1	Especialista XIII	Especializado	5
005	320	D	1	Especialista XIII	Inspección Veterinaria	3
005	320	F	1	Auxiliar I	Servicios	2
008	322	C	1	Administrativo VIII	Administrativo	2
009	322	D	1	Especialista XIII	Inspección	1

A efectos de financiar los cargos que se crean, suprímanse en el Inciso 07 “Ministerio de Ganadería, Agricultura y Pesca”, los siguientes cargos:

UE	Programa	Escalafón	Grado	Denominación	Serie	Cantidad
001	320	A	13	Asesor III	Agronomía (Interior)	1
001	320	A	4	Asesor XII	Computación	1
001	320	A	4	Asesor XII	Profesional Universitario	4
001	320	B	3	Técnico XII	Técnico	2
001	320	B	11	Técnico IV	Veterinaria (Interior)	1
001	320	B	11	Técnico IV	Bibliotecología (Mdeo.)	1
001	320	D	1	Especialista XIII	Inspección	1
001	320	D	6	Especialista VIII	Laboratorio	1
001	320	D	6	Especialista VIII	Telefonista	1
001	320	F	6	Auxiliar I	Servicios	2
002	322	A	4	Asesor XII	Veterinaria	1
002	322	A	4	Asesor XII	Veterinario	1
002	322	A	12	Asesor IV	Tecnología Productos Pesqueros (Mdeo.)	1
002	322	A	12	Asesor IV	Bibliotecología	1
002	322	B	11	Técnico IV	Tecnología Productos Pesqueros (Mdeo.)	2
003	380	F	6	Auxiliar I	Servicios (Interior)	1
003	380	F	6	Auxiliar I	Servicios	1
003	380	F	8	Jefe de Sección	Servicios (Mdeo.)	1
003	380	R	10	Asesor VI	Operación (Mdeo.)	1
003	380	C	6	Administrativo III	Administrativo	1
003	380	C	6	Administrativo III	Administrativo (Interior)	1
003	380	C	6	Administrativo III	Administrativo (Mdeo.)	2

003	380	C	8	Administrativo I	Administrativo (Mdeo.)	1
003	380	C	8	Administrativo I	Administrativo	1
003	380	B	3	Técnico XII	Técnico	1
003	380	A	4	Asesor XII	Profesional Universitario	3
004	320	F	6	Auxiliar I	Servicios (Mdeo.)	4
004	320	R	10	Asesor VI	Operación (Mdeo.)	1
004	320	E	6	Oficial II	Oficios (Mdeo.)	1
004	320	B	11	Técnico IV	Procuración (Mdeo.)	1
004	320	A	4	Asesor XII	Abogado	1
004	320	A	4	Asesor XII	Laboratorio	1
005	320	B	3	Técnico	Inspección Veterinaria	1
005	320	B	3	Técnico XII	Inspección Veterinaria	2
005	320	E	6	Oficial II	Chofer (Mdeo.)	1
005	320	E	6	Oficial II	Oficios (Mdeo.)	4
005	320	E	7	Oficial I	Oficios (Mdeo.)	2
005	320	E	8	Capataz II	Oficios (Mdeo.)	1
005	320	R	10	Asesor VI	Operación	1
005	320	R	10	Asesor VI	Operación (Interior)	2
005	320	R	10	Asesor VI	Operación (Mdeo.)	5
005	320	R	15	Asesor I	Computación (Mdeo.)	1
008	322	B	11	Técnico IV	Ciencias Económicas (Mdeo.)	1
008	322	E	6	Oficial II	Chofer (Mdeo.)	1
008	322	R	10	Asesor VI	Operación (Mdeo.)	1
009	322	E	6	Oficial II	Oficios (Mdeo.)	2

Reasígnanse a efectos de financiar el presente artículo, en el Inciso 07 “Ministerio de Ganadería, Agricultura y Pesca”, los créditos presupuestales en los programas, unidades ejecutoras y objetos del gasto que se detallan a continuación, más aguinaldo y cargas legales:

UE	Programa	Proyecto	ODG	IMPORTE
001	320	000	042.619	-5.484.086
002	322	000	042.510	-94.978
002	322	000	042.511	-167.786
003	380	000	042.520	-53.094
003	380	000	042.619	-3.085.110
003	380	000	042.585	-975.326
004	320	000	042.510	-77.808
004	320	000	042.511	-514.903
005	320	000	042.520	31.232
001	320	000	042.509	5.723.031
002	322	000	042.509	1.173.267
003	380	000	042.509	5.048.698
003	380	000	042.511	557.223
004	320	000	042.509	1.559.063
005	320	000	042.509	2.889.976
008	322	000	042.509	659.344
009	322	000	042.509	277.695

El Ministerio de Ganadería, Agricultura y Pesca deberá, entre los puestos existentes en su estructura de cargos, atender las tareas que se detallan a continuación:

a)

Dirección de Avicultura, en la Unidad Coordinadora de Sanidad e Inocuidad Avícola, con el fin de coordinar las distintas áreas orientadas a la avicultura dentro de las Divisiones de Sanidad Animal, Industria Animal, Laboratorios Veterinarios, Unidad de Asuntos Internacionales y el Sistema de Monitoreo Aviar.

b)	Especialista en Gestión de Acceso a Mercados de Carne Aviar, quien coordinará con la Unidad de Asuntos Internacionales y las áreas de la Dirección General de Servicios Ganaderos.

c)	Técnicos de campo, quienes prestarán funciones en las áreas de sanidad y epidemiología.

d)	Supervisor de Establecimientos Avícolas, con funciones de supervisión del proceso de adecuación de las empresas del sector a las exigencias de los mercados.

La presente disposición no podrá generar costo presupuestal.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 237

Suprímense en el Inciso 07 “Ministerio de Ganadería Agricultura y Pesca”, la unidad ejecutora 010 “Dirección General de Laboratorios”, y el cargo de particular confianza de Director General de Laboratorios, creados por el artículo 245 de la Ley N° 20.212, de 6 de noviembre de 2023.

Créanse en el Inciso 07 “Ministerio de Ganadería, Agricultura y Pesca”, los cargos de particular confianza de Director Técnico en las unidades ejecutoras 006 “Dirección General de la Granja”, programa 323 “Cad. de valor generadoras de empleo y desarrollo prod. local” y 007 “Dirección General de Desarrollo Rural”, programa 322 “Cadenas de valor motores de crecimiento”, cuya retribución será la establecida en el literal f) del artículo 9° de la Ley N° 15.809, de 8 de abril de 1986, modificativas y concordantes.

Las creaciones dispuestas en el inciso anterior serán financiadas con los créditos presupuestales de la supresión del cargo de particular confianza dispuesta en el inciso primero, y del objeto del gasto 099.001 “Partida proyectada”, de la unidad ejecutora 001 “Dirección General de Secretaría”.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 238

Agrégase a la nómina de cargos dispuestos por el artículo 181 de la Ley N° 18.172, de 31 de agosto de 2007, el cargo de Director General de Bioseguridad e Inocuidad Alimentaria de la unidad ejecutora 009 “Dirección General de Bioseguridad e Inocuidad Alimentaria”.

La retribución del funcionario designado en carácter de adscripto del Director General de Bioseguridad e Inocuidad Alimentaria, en los términos dispuestos en el artículo 8° de la Ley N° 16.320, de 1° de noviembre de 1992, en la redacción dada por el artículo 57 de la Ley N° 18.719, de 27 de diciembre de 2010, tendrá un complemento de remuneración de hasta el 85% (ochenta y cinco por ciento) de la establecida en el literal d) del artículo 9° de la Ley N° 15.809, de 8 de abril de 1986 y sus modificativas.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 239

Derógase el artículo 243 de la Ley N° 20.212, de 6 de noviembre de 2023.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 240

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.126 de 12/05/2007 artículo 3 literal D).

Artículo 241

Encomiéndase al Poder Ejecutivo, a través del Ministerio de Ganadería, Agricultura y Pesca y el Ministerio de Economía y Finanzas, a distribuir a aquellos beneficiarios del Fondo de Financiamiento y Recomposición de la Actividad Arrocera creado por la Ley N° 17.663, de 11 de julio de 2003, con las modificaciones de los artículos 65 y 66 de la Ley N° 19.438, de 14 de octubre de 2016, que cancelaron la totalidad de sus obligaciones contraídas, los saldos remanentes en acuerdo con un representante de la industria molinera exportadora y un representante de los productores, los que serán designados por el ministro de Ganadería, Agricultura y Pesca, a propuesta de las respectivas gremiales.

Se considerarán saldos remanentes aquellos excedentes que obren en las cuentas de la institución bancaria del Inciso 07 “Ministerio de Ganadería, Agricultura y Pesca”, una vez canceladas todas las obligaciones.

También serán considerados remanentes los certificados de crédito, así como las sumas de dinero que pudieran ser recuperados a través de los procesos judiciales iniciados.

El presente artículo entrará en vigencia a partir de la promulgación de esta ley.

Artículo 242

Suprímese la persona jurídica de derecho público no estatal denominada “Fondo de Financiamiento y Desarrollo Sustentable de la Actividad Lechera”, creada por el artículo 1° de la Ley N° 18.100, de 23 de febrero de 2007.

Otórgase al Instituto Nacional de la Leche (Inale) los derechos de cobro de los productores deudores del Fondo de Financiamiento y Desarrollo Sustentable de la Actividad Lechera (FFDSAL). El Inale continuará como sujeto activo en los procesos judiciales iniciados y los que se inicien posteriormente al cierre del FFDSAL y podrá negociar con los deudores la forma de pago, solicitar el levantamiento de embargos trabados, y toda actividad necesaria para la gestión y cobro de dichas deudas.

Los recursos obtenidos por el pago de estas deudas serán destinados a proyectos de desarrollo lechero de acuerdo a las prioridades establecidas por el Inale.

Las empresas lácteas, cualquier tercero y adquirente de leche cruda, deberán declarar ante el Inale, mediante declaración jurada, la liquidación mensual de los litros remitidos por sus productores y su pago, los litros adquiridos de otra industria, los procesados a façon y los de producción propia, según corresponda. Asimismo, y en las mismas oportunidades deberán declarar los parámetros de composición y calidad de leche recibida, así como la información sobre las ventas de leche fluida en el mercado interno por tipo de producto, con las formalidades que establezca la reglamentación.

Dicha obligación contribuirá al cumplimiento de los cometidos del Inale establecidos en los literales A), D), G) y H) del artículo 7° de la Ley N° 18.242, de 27 de diciembre de 2007. También deberá informarse por parte de la industria el cese de actividad de los remitentes y los cambios de destino de la remisión.

En caso de incumplimiento de la presente obligación, se procederá a realizar la suspensión automática en los registros del Ministerio de Industria, Energía y Minería y de otros organismos de contralor que correspondan, habilitantes para ejercer las actividades desarrolladas.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 243

Derógase el inciso segundo del artículo 2° de la Ley N° 17.735, de 5 de enero de 2004.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 244

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.362 de 06/10/2008 artículo 207 inciso 1º).

Artículo 245

Declárase de interés nacional, la promoción, la difusión y el estímulo al desarrollo de las actividades agropecuarias en campo natural. Encomiéndase al Ministerio de Ganadería, Agricultura y Pesca la elaboración de un Plan de Observatorio de Campo Natural, para su aprobación por el Poder Ejecutivo.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 246

Facúltase al Inciso 07 “Ministerio de Ganadería, Agricultura y Pesca”, a través de la División Laboratorios Veterinarios de la unidad ejecutora 005 “Dirección General de Servicios Ganaderos”, a crear un Registro de Empresas habilitadas para realizar la gestión de certificación en Buenas Prácticas de Manufactura (BPM), de las empresas elaboradoras de productos veterinarios nacionales, requerido por el Departamento de Control de Productos Veterinarios, de la División Laboratorios Veterinarios, de acuerdo a los requisitos, condiciones y procedimientos que se establecerá a tales efectos.

Las empresas solicitantes de habilitación o certificación para elaborar productos veterinarios deberán seleccionar y contratar a su costo a las empresas habilitadas para certificar Buenas Prácticas de Manufactura (BPM).

Las empresas habilitadas deberán entregar a su contratante un certificado de Buenas Prácticas de Manufactura (BPM) conjuntamente con el informe de auditoría para brindar dicha certificación. Estos documentos, con el Programa de Acciones Correctivas (PAC), generado por las empresas contratantes, será entregado a la autoridad oficial en el marco de su certificación oficial en Buenas Prácticas de Manufactura (BPM).

La Dirección General de Servicios Ganaderos, a través de la División Laboratorios Veterinarios, controlará e inspeccionará las actividades realizadas por la empresa habilitada.

El incumplimiento de la normativa legal y reglamentaria vigente, y el incumplimiento de las condiciones, requisitos y procedimientos exigidos para el Registro de Empresas habilitadas para certificar en BPM, especificado en el inciso primero, aparejará la aplicación de las sanciones pertinentes, de conformidad con lo establecido por el artículo 144 de la Ley N° 13.835, de 7 de enero de 1970, en la redacción dada por el artículo 134 de la Ley N° 18.996, de 7 de noviembre de 2012; y el artículo 285 de la Ley N° 16.736, de 5 de enero de 1996, en la redacción dada por el artículo 87 de Ley N° 19.535, de 25 de setiembre de 2017.

La Dirección General de Servicios Ganaderos quedará facultada a:

A)

Disponer la suspensión preventiva o transitoria, en caso de pérdida superviniente o incumplimiento de los requisitos o las condiciones del Registro de Empresas referidos en el inciso primero de este artículo mientras no se ajusten a dichos requisitos o condiciones, sin perjuicio de la aplicación de las sanciones establecidas legalmente.

B)

Disponer la suspensión o la baja de la habilitación de la empresa en caso de infracciones graves o reiteradas a la normativa vigente. El Poder Ejecutivo a propuesta del Ministerio de Ganadería, Agricultura y Pesca, reglamentará este artículo dentro de los ciento ochenta días contados a partir de la entrada en vigencia de esta ley.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 247

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 17.950 de 08/01/2006 artículo 3 literal D).

Artículo 248

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 18.362 de 06/10/2008 artículo 215 literal H).

Artículo 249

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 19.300 de 26/12/2014 artículo 1 literal E).

Artículo 250

Autorízase a la Comisión de Administración creada por el artículo 7 de la Ley N° 19.300, de 26 de diciembre de 2014, a destinar a partir del Ejercicio 2026 hasta el 0,5% (cero con cinco por ciento) de la recaudación anual del fondo previsto por el artículo 2° de la precitada ley, en la redacción dada por el artículo 227 de la Ley N° 20.212, de 6 de noviembre de 2023, para financiar proyectos de investigación que contribuyan a la mejora de los programas sanitarios de control y erradicación de enfermedades prevalentes en el territorio nacional.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 251

Prorrógase hasta el 31 de diciembre de 2027 el plazo establecido en el artículo 374 de la Ley N° 19.889, de 9 de julio de 2020.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 252

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 17.930 de 19/12/2005 artículo 161.

Artículo 253

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 18.719 de 27/12/2010 artículo 383 Inciso 4º), literales E) y F).

Artículo 254

Reasígnase en el Inciso 07 “Ministerio de Ganadería, Agricultura y Pesca”, programa 322 “Cadenas de valor motores de crecimiento”, unidad ejecutora 007 “Dirección General de Desarrollo Rural”, Proyecto 000 “Funcionamiento”, las siguientes partidas en pesos uruguayos:

ODG	Financiación	Importe
289.000	1.2	-791.329
247.000	1.2	-293.006
278.000	1.2	-4.536.370
199.000	1.2	-1.173.386
591.000	1.2	-6.000.000
273.000	1.2	-1.010.577
197.000	1.2	-525.011
223.000	1.2	-445.380
299.000	1.1	14.775.059

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 255

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.149 de 24/10/2013 artículo 180 incisos 6º) y 7º).

Artículo 256

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 16.811 de 21/02/1997 artículo 82 numeral 19).

Artículo 257

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 16.811 de 21/02/1997 artículo 71.

Artículo 258

Las denominaciones asociadas a productos lácteos y sus derivados no podrán utilizarse para publicitar ni comercializar alimentos que no cumplan con las definiciones de leche y sus derivados establecidas en el Reglamento Bromatológico Nacional (Decreto 315/994 de fecha 05 de julio de 1994). No deberá emplearse ninguna etiqueta, documento comercial, descripción, representación pictórica, material publicitario o cualquier forma de representación - sea en puntos de venta físicos o mediante comercialización electrónica- que indique, implique o sugiera que un alimento es de origen lácteo cuando no lo sea”.

Tampoco podrán utilizarse los nombres asociados a la leche y sus derivados, definidos en el Reglamento Bromatológico Nacional, referido en el inciso anterior, para referirse a alimentos que sean cultivados o producidos de manera artificial en un laboratorio.

Las empresas alimentarias, tales como los restaurantes y supermercados, entre otros, no deberán modificar la información que acompaña a un alimento, cuando la misma sea pasible de inducir en error al consumidor final, o reduzca de otro modo su nivel de protección y sus posibilidades de elección consciente, siendo responsables de las modificaciones que introduzcan en la información alimentaria que acompaña al producto.

El Poder Ejecutivo reglamentará la presente disposición, en un plazo no mayor a ciento veinte días de su entrada en vigencia.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 259

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.242 de 27/12/2007 artículo 9.

Artículo 260

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 20.075 de 20/10/2022 artículo 172.

Artículo 261

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 20.075 de 20/10/2022 artículo 173.

Artículo 262

Se encomienda al Poder Ejecutivo la ejecución de los estudios técnicos, de factibilidad y de impacto ambiental de la represa en el paraje Palo a Pique, ubicado en el departamento de Treinta y Tres, Dichos estudios deberán concluirse en un plazo máximo de 24 meses a partir de la promulgación de la presente ley.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 263

Autorízase al Poder Ejecutivo, por única vez, a utilizar hasta el 50% (cincuenta por ciento) de los créditos de los cargos de ascenso vacantes a la fecha de la vigencia de la presente ley, que se encuentren disponibles, correspondientes a la Unidad Ejecutora 005 “Dirección General de Servicios Ganaderos” del Inciso 07 “Ministerio de Ganadería, Agricultura y Pesca”, para su transformación en cargos de ingreso, necesarios para el funcionamiento de la División Industria Animal.

La Oficina Nacional del Servicio Civil y la Contaduría General de la Nación, deberán informar, previa y favorablemente, y corresponderá dar cuenta a la Asamblea General de lo actuado.

El presente artículo no podrá tener costo presupuestal.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 264

Declárase de interés nacional, la promoción, la difusión y el estímulo al desarrollo sostenible de la pesca y la acuicultura en el territorio de la República Oriental del Uruguay. Encomiéndase al Ministerio de Ganadería, Agricultura y Pesca, la elaboración de un Plan Nacional de Desarrollo de la Pesca, el cual deberá ser presentado para su aprobación ante el Poder Ejecutivo.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 265

Declárase de interés nacional, la promoción y el estímulo al desarrollo sostenible de la citricultura en el territorio de la República Oriental del Uruguay. Encomiéndese al Ministerio de Ganadería, Agricultura y Pesca, la elaboración de un Plan Nacional de Desarrollo de la Citricultura, el cual deberá ser presentado para su aprobación ante el Poder Ejecutivo.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 266

Se declara de interés la implementación de baños de aspersión móviles destinados al control de la garrapata en las actividades ganaderas desarrolladas en bosques forestales que superen las 300 hectáreas. El Poder Ejecutivo contará con un plazo de 180 días para presentar propuestas de medidas pertinentes.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

INCISO 08 - Ministerio de Industria, Energía y Minería

Artículo 267

Modifícanse en el Inciso 08 “Ministerio de Industria, Energía y Minería”, en los programas y unidades ejecutoras que se mencionan, la denominación, serie y condición de los siguientes cargos vacantes:

UE	Programa	Cantidad	Escalafón	Grado	Denominación actual	Serie actual	Condición actual
001	320	1	B	13	TÉCNICO II	TÉCNICO EN ADMINISTRACIÓN PÚBLICA	-
001	320	1	C	12	DIRECTOR DE DEPARTAMENTO	ADMINISTRATIVO	Al vacar se transforma, no pudiendo dicha transformación superar el crédito asignado
001	320	3	C	8	ADMINISTRATIVO I	ADMINISTRATIVO	Al vacar se transforma, no pudiendo dicha transformación superar el crédito asignado
002	320	1	B	13	TÉCNICO II	INGENIERÍA	–
002	320	1	C	13	DIRECTOR DE DIVISIÓN	ADMINISTRATIVO	Al vacar se transforma, no pudiendo dicha transformación superar el crédito asignado
004	320	3	A	14	ASESOR II	ABOGADO	–
004	320	2	A	14	ASESOR II	ESCRIBANO	–
004	320	1	A	11	ASESOR V	ESCRIBANO	–
004	320	1	B	13	TÉCNICO II	PROCURADOR	–
004	320	1	C	11	JEFE DE DEPARTAMENTO	ADMINISTRATIVO	Al vacar se transforma, no pudiendo dicha transformación superar el crédito asignado
006	320	1	A	15	ASESOR I	QUÍMICO	–
006	320	1	A	13	ASESOR III	INGENIERO AGRÓNOMO	–
007	320	1	A	13	ASESOR III	ABOGADO	–
007	320	1	B	11	TÉCNICO IV	AGRONOMÍA	–
007	320	2	E	7	CAPATAZ II	PERFORADOR	–
007	320	1	E	6	OFICIAL IV	PERFORADOR	–
008	540	1	A	14	ASESOR II	PSICÓLOGO	–
008	540	1	C	12	SUB DIRECTOR DE DIVISIÓN	ADMINISTRATIVO	Al vacar se transforma, no pudiendo dicha transformación superar el crédito asignado
008	540	1	C	10	JEFE DE SECCIÓN	ADMINISTRATIVO	Al vacar se transforma, no pudiendo dicha transformación superar el crédito asignado
009	320	1	A	15	ASESOR	ARQUITECTO	–
009	320	1	C	12	JEFE DE DEPARTAMENTO	ADMINISTRATIVO	Al vacar se transforma, no pudiendo dicha transformación superar el crédito asignado

Por las siguientes:

UE	Programa	Cantidad	Escalafón	Grado	Denominación nueva	Serie nueva	Condición nueva
001	320	1	B	13	TÉCNICO II	TÉCNICO	–
001	320	1	C	12	ADMINISTRATIVO II	ADMINISTRATIVO	–
001	320	3	C	8	ADMINISTRATIVO VI	ADMINISTRATIVO	–
002	320	1	B	13	TÉCNICO II	TÉCNICO	–
002	320	1	C	13	ADMINISTRATIVO I	ADMINISTRATIVO	–
004	320	5	A	14	ASESOR II	PROFESIONAL	–
004	320	1	A	11	ASESOR V	PROFESIONAL	–
004	320	1	B	13	TÉCNICO II	TÉCNICO	–
004	320	1	C	11	ADMINISTRATIVO III	ADMINISTRATIVO	–
006	320	1	A	15	ASESOR I	PROFESIONAL	–
006	320	1	A	13	ASESOR III	PROFESIONAL	–
007	320	1	A	13	ASESOR III	PROFESIONAL	–
007	320	1	B	11	TÉCNICO IV	TÉCNICO	–
007	320	2	E	7	OFICIAL VI	OFICIOS	–
007	320	1	E	6	OFICIAL VII	OFICIOS	–
008	540	1	A	14	ASESOR II	PROFESIONAL	–
008	540	1	C	12	ADMINISTRATIVO II	ADMINISTRATIVO	–
008	540	1	C	10	ADMINISTRATIVO IV	ADMINISTRATIVO	–
009	320	1	A	15	ASESOR I	PROFESIONAL	–
009	320	1	C	12	ADMINISTRATIVO II	ADMINISTRATIVO	–

Este artículo entrará en vigencia a partir de la fecha de promulgación de esta ley.

Artículo 268

Modifícanse en el Inciso 08 “Ministerio de Industria, Energía y Minería”, en los programas y unidades ejecutoras que se mencionan, las condiciones de los cargos que se detallan a continuación:

UE	Programa	Cantidad	Esc.	Grado	Denominación actual	Serie actual	Condición actual	Condición nueva
001	320	1	A	16	GERENTE FINANCIERO CONTABLE - DIRECTOR DE DIVISIÓN	CONTADOR	–	Al vacar: Denominación Asesor, Serie Profesional
002	320	1	A	16	GERENTE TÉCNICO I DIRECTOR DE DIVISIÓN	PROFESIONAL	–	Al vacar: Denominación Asesor
007	320	1	C	9	JEFE DE SECCIÓN	ADMINISTRATIVO	–	Al vacar: Denominación Administrativo V
007	320	1	E	7	CAPATAZ II	PERFORADOR	–	Al vacar: Denominación Oficial VI, Serie Oficios
008	540	1	C	10	JEFE DE SECCIÓN	ADMINISTRATIVO	–	Al vacar: Denominación Administrativo IV
008	540	6	A	16	ASESOR	PROFESIONAL	Al ocup. eliminar el cargo del que asciende, el crédito se transf. al obj. 099.001	–
008	540	9	A	15	ASESOR I	PROFESIONAL	Al ocup. eliminar el cargo del que asciende, el crédito se transf. al obj. 099.001	–
008	540	9	A	14	ASESOR II	PROFESIONAL	Al ocup. eliminar el cargo del que asciende, el crédito se transf. al obj. 099.001	–
010	369	1	A	16	ASESOR	PROFESIONAL	Al ocup. eliminar el cargo del que asciende, el crédito se transf. al obj. 099.001	–
010	369	4	A	15	ASESOR I	PROFESIONAL	Al ocup. eliminar el cargo del que asciende, el crédito se transf. al obj. 099.001	–
010	369	1	A	12	ASESOR IV	PROFESIONAL	Al ocup. eliminar el cargo del que asciende, el crédito se transf. al obj. 099.001	–

Este artículo entrará en vigencia a partir de la fecha de promulgación de esta ley.

Artículo 269

Créase en el Inciso 08 “Ministerio de Industria, Energía y Minería”, unidad ejecutora 001 “Dirección General de Secretaría”, la Unidad de Políticas de Innovación, que tendrá como cometido el diseño, evaluación y coordinación con las unidades ejecutoras del Inciso, de las políticas públicas en materia de ciencia, tecnología e innovación, y la coordinación con las instituciones que corresponda, en razón de sus competencias.

La Unidad que se crea en este artículo estará dirigida por el Jefe de Políticas de Innovación, cuyo cargo fue creado por el artículo 221 de la Ley N° 20.075, de 20 de octubre de 2022.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 270

(*)

(*)Notas:

Este artículo dio nueva redacción a: Ley Nº 19.355 de 19/12/2015 artículo 331 inciso 2º).

Artículo 271

Asígnanse en el Inciso 08 “Ministerio de Industria, Energía y Minería”, unidad ejecutora 001 “Dirección General de Secretaría”, Financiación 1.1 “Rentas Generales”, las siguientes partidas de gastos de funcionamiento e inversiones, en pesos uruguayos, de acuerdo a los programas, proyectos, objetos de gastos y montos que se detallan:

Programa	Proyecto	ODG	2026	2027	2028	2029
320	000	285.000	3.600.000	2.000.000	2.589.449	2.291.000
320	000	299.000	500.000	500.000	500.000	930.000
320	121	299.000	1.000.000	1.000.000	1.000.000	1.000.000
320	972	799.000	400.000	2.000.000	1.410.551	709.000
320	973	799.000	—	510.000	610.000	660.000
321	000	299.000	1.000.000	1.000.000	1.000.000	1.000.000

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 272

Créase el Comité para la Promoción de la Circularidad y la Sostenibilidad en la Industria, con el cometido de diseñar y desarrollar mecanismos para promover la circularidad, la mejora de la eficiencia de los procesos y del uso de los recursos, así como la descarbonización en el sector industrial.

Dicho Comité será coordinado por el Ministerio de Industria, Energía y Minería e integrado en conjunto con el Ministerio de Ambiente, pudiendo articularse con otros organismos según lo disponga la reglamentación que sea dictada por el Poder Ejecutivo.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 273

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 19.264 de 05/09/2014 artículo 1 inciso 2º).

Artículo 274

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 19.264 de 05/09/2014 artículo 2 inciso 3º).

Artículo 275

Asígnanse en el Inciso 08 “Ministerio de Industria, Energía y Minería”, unidad ejecutora 002 “Dirección Nacional de Industrias”, Proyecto 208 “Fortalecim. e Implement. polític. de Especialización Productiva”, Financiación 1.1. “Rentas Generales”, objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, las partidas presupuestales en pesos uruguayos, en los programas, ejercicios y montos, que se detallan a continuación:

Programa	2026	2027	2028	2029
320	5.500.000	5.500.000	5.500.000	4.500.000
321	1.000.000	1.000.000	1.000.000	1.000.000
322	1.000.000	1.000.000	1.000.000	1.000.000
323	2.500.000	2.500.000	2.500.000	2.500.000

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 276

Modifícase en el Inciso 08 “Ministerio de Industria, Energía y Minería”, la denominación de la unidad ejecutora 004 “Dirección Nacional de la Propiedad Industrial”, creada por el artículo 295 de la Ley N° 16.170, de 28 de diciembre de 1990, por la de “Dirección Nacional de la Propiedad Industrial y Registro de Software”.

Toda mención efectuada a la Dirección Nacional de la Propiedad Industrial, se considerará referida a la Dirección Nacional de la Propiedad Industrial y Registro de Software.

Modifícase la denominación del cargo de particular confianza “Director Técnico de la Propiedad Industrial”, dispuesta por el artículo 40 de la Ley N° 18.719, de 27 de diciembre de 2010, por la de ““Director Nacional de la Propiedad Industrial y Registro de Software”.

Facúltase al Ministerio de Industria, Energía y Minería, a través de la referida unidad ejecutora a:

1)

Crear instancias de intercambio de información, sensibilización, capacitación, fortalecimiento técnico y jurídico y promoción de proyectos de interés social, en materia de observancia de los derechos de propiedad industrial y software, con la finalidad de contribuir a la lucha contra la piratería y la falsificación.

2)

Realizar actividades de sensibilización, fomento y difusión de los aspectos de la propiedad intelectual del software, en el marco del cometido asignado por el artículo 53-BIS de la Ley N° 9.739, de de 17 diciembre de 1937, con el agregado dispuesto por el artículo 271 de la Ley N° 20.212, de 6 de noviembre de 2023.

3)	Constituirse como centro de mediación, con la finalidad de proveer un servicio especializado de mediación en materia de conflictos respecto a derechos de propiedad industrial y software entre particulares. Los acuerdos que se celebren como resultado de la actividad del centro de mediación tendrán la misma eficacia entre las partes que la transacción, de acuerdo a lo establecido en el artículo 2161 del Código Civil y el artículo 297 del Código General del Proceso. El Poder Ejecutivo reglamentará el procedimiento a seguir a tales efectos.

Lo establecido en el presente artículo no modifica la Ley N° 9.739, de 17 de diciembre de 1937, ni otra normativa específica en materia de derecho de autor, ni sustituye la competencia que en la materia tiene atribuida el Ministerio de Educación y Cultura por sí o a través del Consejo de los Derechos de Autor.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 277

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 17.164 de 02/09/1999 artículo 21.

Artículo 278

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 17.164 de 02/09/1999 artículo 24.

Artículo 279

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 17.164 de 02/09/1999 artículo 117 literal B), numerales 21, 22 y 23.

Artículo 280

Asígnase en el Inciso 08 “Ministerio de Industria, Energía y Minería”, programa 320 “Fortalecimiento de la base productiva de bienes y servicios”, unidad ejecutora 004 “Dirección Nacional de Propiedad Intelectual y Registro del Software”, Financiación 1.1 “Rentas Generales”, Proyecto 000 “Funcionamiento”, objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, una partida anual de $ 1.500.000 (un millón quinientos mil pesos uruguayos), con destino a gastos de funcionamiento para el Fondo de Promoción de la Propiedad Intelectual.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 281

Asígnanse en el Inciso 08 “Ministerio de Industria, Energía y Minería”, programa 320 “Fortalecimiento de la base productiva de bienes y servicios”, unidad ejecutora 006 “Dirección Nacional de Aplicaciones de Tecnología Nuclear”, Financiación 1.1 “Rentas Generales”, las siguientes partidas de gastos de funcionamiento e inversión, en pesos uruguayos, de acuerdo a los proyectos, objetos del gasto y ejercicios, que se detallan:

Proyecto	ODG	2026	2027	2028	2029
000	199.000	400.000	400.000	400.000	400.000
000	299.000	600.000	600.000	600.000	600.000
804	799.000	1.290.000	1.000.000	1.000.000	1.000.000
971	799.000	60.000	90.000	90.000	90.000
972	799.000	650.000	400.000	300.000	250.000

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 282

Asígnanse en el Inciso 08 “Ministerio de Industria, Energía y Minería”, programa 320 “Fortalecimiento de la base productiva de bienes y servicios”, unidad ejecutora 007 “Dirección Nacional de Minería y Geología”, Financiación 1.1 “Rentas Generales”, las siguientes partidas en pesos uruguayos, de acuerdo a los proyectos, objetos del gasto y ejercicios, que se detallan:

Proyecto	ODG	2026	2027	2028	2029
000	285.000	1.000.000	1.500.000	2.000.000	2.500.000
972	799.000	3.000.000	2.500.000	2.000.000	500.000

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 283

Créanse en el Inciso 08 “Ministerio de Industria, Energía y Minería”, programa 540 “Generación, distribución y definición de la pol. energética”, unidad ejecutora 008 “Dirección Nacional de Energía”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, los siguientes cargos:

Cantidad	Escalafón	Grado	Denominación	Serie
2	A	4	ASESOR XII	PROFESIONAL
1	C	1	ADMINISTRATIVO XIII	ADMINISTRATIVO

La creación de cargos dispuesta en esta disposición se financiará con la suma de $ 415.011 (cuatrocientos quince mil once pesos uruguayos) incluidos aguinaldo y cargas legales, del objeto del gasto 092.000 “Partidas globales a distribuir”, y con la supresión de los siguientes cargos vacantes:

Cantidad	Escalafón	Grado	Denominación	Serie
1	A	16	ASESOR	PROFESIONAL
1	F	7	AUXILIAR	SERVICIOS

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 284

Establécese que los certificados expedidos por el Sistema de Certificación de Energías Renovables (SCER) otorgados por el Ministerio de Industria, Energía y Minería serán los únicos con validez para el sistema eléctrico nacional.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 285

Créase el Comité de Coordinación Energética como ámbito de planificación y coordinación conjunta entre el Ministerio de Industria, Energía y Minería (MIEM), la Administración Nacional de Usinas y Trasmisiones Eléctricas (UTE) y la Administración Nacional de Combustibles, Alcohol y Portland (Ancap).

Dicho Comité será convocado y coordinado por el Ministerio de Industria, Energía y Minería, de acuerdo a lo que disponga la reglamentación que dicte el Poder Ejecutivo.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 286

Asígnase en el Inciso 08 “Ministerio de Industria, Energía y Minería”, programa 540 “Generación, distribución y definición de la pol. energética”, unidad ejecutora 008 “Dirección Nacional de Energía”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, para la revisión de la política energética y el desarrollo e implementación de la nueva política de movilidad urbana sostenible, las siguientes partidas en pesos uruguayos:

2026	2027	2028	2029
16.000.000	16.000.000	16.000.000	15.000.000

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 287

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 16.201 de 13/08/1991 artículo 4.

Artículo 288

Asígnase en el Inciso 08 “Ministerio de Industria, Energía y Minería”, programa 320 “Fortalecimiento de la base productiva de bienes y servicios”, unidad ejecutora 009 “Dirección Nacional de Artesanías y Pequeñas y Medianas Empresas”, Financiación 1.1 “Rentas Generales”, objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, una partida anual de $ 2.500.000 (dos millones quinientos mil pesos uruguayos), para la estandarización y definición del trámite en línea único para las habilitaciones de las Intendencias a las Mipymes.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 289

Encomiéndase al Ministerio de Industria, Energía y Minería, en consulta con el Ministerio de Defensa Nacional y la Secretaría Nacional de Ciencia y Valorización de Conocimiento, la elaboración de un proyecto de ley destinado a crear la Comisión Nacional del Espacio y el marco regulatorio de las actividades espaciales.

Dicho proyecto deberá ser presentado al Poder Ejecutivo dentro del plazo de noventa días corridos a contar desde la promulgación de esta ley.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 290

Créanse en el Inciso 08 “Ministerio de Industria, Energía y Minería”, programa 369 “Comunicaciones”, unidad ejecutora 010 “Dirección Nacional de Telecomunicaciones y Servicios de Comunicación Audiovisual”, Proyecto 000 “Funcionamiento”, los siguientes cargos:

Cantidad	Escalafón	Grado	Denominación	Serie
1	B	6	Técnico IX	Técnico
1	C	6	Administrativo VIII	Administrativo
1	C	1	Administrativo XIII	Administrativo

El costo de las presentes creaciones se financiará con la reasignación de los créditos presupuestales de la unidad ejecutora 010 “Dirección Nacional de Telecomunicaciones y Servicios de Comunicación Audiovisual”, objeto del gasto 092.000 “Partidas Globales a Distribuir”, por la suma de $ 2.325.800 (dos millones trescientos veinticinco mil ochocientos pesos uruguayos), incluidos aguinaldo y cargas legales, y de la unidad ejecutora 001 “Dirección General de Secretaría”, objeto del gasto 099.001 “Partida proyectada”, por la suma de $ 1.117.591 (un millón ciento diecisiete mil quinientos noventa y un pesos uruguayos), incluidos aguinaldo y cargas legales.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 291

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 17.296 de 21/02/2001 artículo 94 inciso 1º) e inciso 2º), literal A).

Además, este artículo agregó a: Ley Nº 17.296 de 21/02/2001 artículo 94 literal G).

Artículo 292

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 17.296 de 21/02/2001 artículo 94 - BIS.

Artículo 293

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.232 de 22/12/2007 artículo 6.

Artículo 294

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 20.212 de 06/11/2023 artículo 265.

Artículo 295

(*)

A los efectos de este artículo, se entenderá por retransmisión toda emisión simultánea, de una señal audiovisual o sonora previamente generada por un emisor o productor original. La misma tiene por objeto difundir en tiempo real un acontecimiento deportivo por cualquier medio técnico de comunicación (radiodifusión, televisión abierta o por suscripción, internet, plataformas digitales u otros sistemas de comunicación al público).

(*) Notas:

Además, este artículo agregó a: Ley Nº 20.383 de 16/10/2024 artículo 51 - BIS.

Artículo 296

Asígnanse en el Inciso 08 “Ministerio de Industria, Energía y Minería”, unidad ejecutora 010 “Dirección Nacional de las Telecomunicaciones y Servicios de Comunicación Audiovisual”, Financiación 1.1 “Rentas Generales”, las siguientes partidas en pesos uruguayos, de acuerdo a los programas, proyectos, objetos del gasto y montos que se detallan:

Programa	Proyecto	ODG	2026	2027	2028	2029
321	808	799.000	5.663.400	5.855.000	2.780.000	2.000.000
320	807	799.000	2.000.000	2.000.000	1.000.000	1.000.000

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 297

(*)

Esta disposición entrará en vigencia a partir de la fecha de promulgación de esta ley.

(*) Notas:

Además, este artículo dio nueva redacción a: Ley Nº 17.930 de 19/12/2005 artículo 172.

Artículo 298

Asígnase en el Inciso 08 “Ministerio de Industria, Energía y Minería”, programa 482 “Regulación y control”, unidad ejecutora 011 “Autoridad Reguladora Nacional en Radioprotección”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, una partida anual de $ 500.000 (quinientos mil pesos uruguayos), para cumplir con la regulación, fiscalización, control y autorización de las actividades que involucran el uso de radiaciones ionizantes a nivel nacional.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 299

Transfiérense de pleno derecho y a título gratuito, de la Administración Nacional de Combustibles, Alcohol y Portland al Ministerio de Vivienda y Ordenamiento Territorial, la propiedad de los padrones inmuebles número ciento cincuenta y seis mil seiscientos veinticuatro (156.624) de la Localidad Catastral y Departamento de Montevideo y número cuarenta y dos mil seiscientos diecisiete (42.617) de la Localidad Catastral Ciudad de la Costa del Departamento de Canelones.

Lo dispuesto en este artículo operará como título y modo de dichas traslaciones de dominio, bastando para su inscripción en el Registro de la Propiedad, Sección Inmobiliaria, un testimonio de esta disposición, el que podrá ser complementado con certificados notariales que contengan los datos pertinentes para el correcto asiento registral, quedando exoneradas dichas inscripciones de todo tributo registral.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 300

Exceptúase de la certificación previa del Ministerio de Economía y Finanzas establecida para las contrataciones directas amparadas en lo dispuesto en el numeral 10) del literal D) del artículo 482 de la Ley N° 15.903, de 10 de noviembre de 1987, y sus modificativas (artículo 33 del Tocaf), a las contrataciones directas que deba realizar la Administración Nacional de Combustibles, Alcohol y Portland (Ancap), en caso de eventos de alto impacto ambiental, de seguridad y salud, que afecten la continuidad de las operaciones industriales, provoquen el peligro en el suministro de productos tales como derrame de crudo, pinchaduras en el oleoducto o fallas de equipos críticos en instalaciones industriales, incendios, escapes u otros. El ordenador competente deberá fundar debidamente el acto y deberá informar al Ministerio de Economía y Finanzas de todas las contrataciones que se realicen al amparo de esta disposición, a los efectos de que, sin carácter previo se verifiquen los extremos previstos, cuya exoneración se habilita.

El ordenador competente remitirá al Ministerio de Economía y Finanzas, dentro de los diez días hábiles, la documentación justificativa de la contratación realizada al amparo de esta disposición a efectos de su control posterior.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 301

Los funcionarios públicos, cualquiera sea el organismo de origen, que se encuentren desempeñando tareas en comisión en forma ininterrumpida durante seis años en la Unidad Reguladora de Servicios de Energía y Agua (Ursea), podrán solicitar su incorporación definitiva. Estas incorporaciones se realizarán en el último grado del escalafón correspondiente. La diferencia entre la retribución del cargo presupuestal y la que efectivamente recibe el funcionario se mantendrá como compensación personal, la que se irá absorbiendo por futuros ascensos. En ningún caso estas incorporaciones lesionarán derechos funcionales del personal presupuestado de la Ursea.

El Directorio del servicio descentralizado deberá informar favorablemente y en forma fundada la necesidad de incorporar al funcionario solicitante, y requerir la conformidad del jerarca del organismo de origen.

La incorporación del funcionario en la Ursea estará sujeta a la disponibilidad de cargos vacantes y créditos presupuestales suficientes.

Los créditos presupuestales del organismo de origen no se verán modificados por la incorporación a la Ursea del funcionario en comisión.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 302

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.232 de 22/12/2007 artículo 13.

Artículo 303

(*)

(*) Notas:

Este artículo dio nueva redacción a: Código de Minería de 08/01/1982 artículo 48.

INCISO 09 - Ministerio de Turismo

Artículo 304

Asígnase en el Inciso 09 “Ministerio de Turismo”, programa 400 “Políticas transversales de desarrollo social”, unidad ejecutora 003 “Dirección Nacional de Turismo”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales” en el objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, una partida de $ 20.000.000 (veinte millones de pesos uruguayos) para el Ejercicio 2026 y una partida anual de $ 30.000.000 (treinta millones de pesos uruguayos), a partir del Ejercicio 2027, con destino al financiamiento del Sistema Nacional de Turismo Social.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 305

Créase en el Inciso 09 “Ministerio de Turismo” el Fondo para el Sistema Nacional de Turismo Social, el que se integrará con los aportes económicos que realicen las entidades públicas o privadas, en el marco de los convenios para el desarrollo de políticas de turismo social.

Dichos aportes serán considerados Recursos con Afectación Especial y en ningún caso podrán ser utilizados para el pago de remuneraciones personales de clase alguna.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 306

Asígnase en el Inciso 09 “Ministerio de Turismo”, programa 320 “Fortalecimiento de la base productiva de bienes y servicios”, unidad ejecutora 003 “Dirección Nacional de Turismo”, Financiación 1.1 “Rentas Generales”, una partida anual de $ 10.000.000 (diez millones de pesos uruguayos), al Proyecto 000 “Funcionamiento”, objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores” y una partida anual de $ 10.000.000 (diez millones de pesos uruguayos), al Proyecto 726 “Mejoras de infraestructura de interés turístico”, para la implementación de un modelo de gestión territorial inteligente, accesible y sostenible, que fomente la generación de empleo, inversión e inclusión social.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 307

Facúltase al Poder Ejecutivo, a través del Inciso 09 “Ministerio de Turismo”, a declarar la Emergencia Turística Nacional ante la ocurrencia de eventos extraordinarios que generen impactos significativos en la demanda turística, tales como pandemias, catástrofes naturales, crisis sanitarias, conflictos internacionales u otros que determine la reglamentación y que afecten sustancialmente el normal funcionamiento del sector.

Encomiéndase al Ministerio de Turismo, la implementación de las medidas necesarias destinadas a mitigar los efectos negativos producidos por los eventos mencionados en el inciso anterior.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 308

Cométese al Inciso 09 “Ministerio de Turismo”, unidad ejecutora 003 “Dirección Nacional de Turismo”, la instrumentación de un incentivo a las empresas nacionales o extranjeras que brinden servicios aéreos internacionales regulares, por la venta de pasajes aéreos que contribuyan al incremento de la recepción de turistas extranjeros.

El Poder Ejecutivo reglamentará este artículo dentro de los ciento ochenta días de vigencia de esta ley.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

INCISO 10 - Ministerio de Transporte y Obras Públicas

Artículo 309

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 20.212 de 06/11/2023 artículo 282.

Artículo 310

Establécese la siguiente clasificación de la red vial nacional: red primaria, red secundaria, red terciaria y corredores internacionales; sin perjuicio de la clasificación de caminos que disponen los artículos 1° y 2° del Decreto-Ley N° 10.382, de 13 de febrero de 1943, y sus modificativas.

La red primaria estará integrada por los caminos o carreteras que unen directamente la Capital de la República o un camino nacional con la Capital de un Departamento.

La red secundaria estará integrada por los caminos o carreteras que unen la Capital de un Departamento o un camino nacional, con un puerto nacional, estación ferroviaria terminal, paso importante (con Receptoría) de la frontera del país, parque público nacional o población balnearia designada por ley.

La red terciaria estará integrada por los caminos que unen dos Capitales de Departamentos contiguos, y las carreteras transversales que, pasando a menos de un kilómetro de ciudades, villas o pueblos del país, unen entre sí las radiales nacionales que parten de Montevideo.

Los corredores internacionales estarán integrados por los caminos o carreteras que aseguren la conectividad entre las potencialidades productivas nacionales con los diferentes territorios de la región, el tráfico internacional y el intercambio comercial, uniendo los territorios a través de conexiones eficientes bajo un marco operativo y jurídico adecuado.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 311

(*)

(*) Notas:

Este artículo dio nueva redacción a: Decreto Ley Nº 10.382 de 13/02/1943 artículo 20.

Artículo 312

Autorízase al Inciso 10 “Ministerio de Transporte y Obras Públicas”, unidad ejecutora 003 “Dirección Nacional de Vialidad” a aplicar multas por infracciones de tránsito por cruce de semáforos en forma no autorizada y por realizar adelantamientos en zonas prohibidas.

La totalidad de los fondos recaudados por este concepto será destinado al financiamiento de la ejecución de obras de infraestructura vial en el marco del Acuerdo Específico I 16) de 12 de febrero de 2025, dentro de la concesión de obra pública suscrita en el contrato-convenio de 5 de octubre de 2001 entre el Ministerio de Transporte y Obras Públicas y la Corporación Nacional para el Desarrollo. Dichos fondos serán vertidos a la cesionaria del contrato de concesión.

La Contaduría General de la Nación habilitará los créditos presupuestales correspondientes de acuerdo a la reglamentación que dicte el Poder Ejecutivo.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 313

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.824 de 18/09/2019 artículo 26 - BIS.

Artículo 314

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.719 de 27/12/2010 artículo 456.

Artículo 315

Los funcionarios del Inciso 10 “Ministerio de Transporte y Obras Públicas”, incluidos aquellos que se desempeñen para los Órganos de Control de las diferentes unidades del Inciso, que pasen a cumplir funciones en otro organismo público en régimen de pase en comisión a partir de la promulgación de esta ley, dejarán de percibir las compensaciones especiales, que conjuntamente con el sueldo superen el tope retributivo dispuesto por el artículo 105 de la Ley Especial N° 7, de 23 de diciembre de 1983.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 316

Reasígnase en el Inciso 10 “Ministerio de Transporte y Obras Públicas”, programa 360 “Gestión y planificación”, unidad ejecutora 001 “Despacho de la Secretaría Estado y Oficinas Dependientes”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales” desde el objeto del gasto 099.001 “Partida proyectada”, la suma de $ 8.423.100 (ocho millones cuatrocientos veintitrés mil cien pesos uruguayos), incluidos aguinaldo y cargas legales, al objeto del gasto 057.000 “Becas de trabajo y pasantías”, más aguinaldo y cargas legales, para la contratación de becarios y pasantes.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 317

Autorízase al Inciso 10 “Ministerio de Transporte y Obras Públicas” en su calidad de administrador del Fondo de Financiamiento del Transporte Colectivo Suburbano de Pasajeros, a determinar una contribución adicional e independiente de la dispuesta por el artículo 2° de la Ley N° 18.878, de 29 de diciembre de 2011, de hasta un 5% (cinco por ciento) de la recaudación bruta total de las mismas, proveniente de la venta de boletos por los servicios de transporte colectivo suburbano de pasajeros y de los montos correspondientes a los subsidios abonados por la Administración Nacional de Educación Pública, por el Ministerio de Transporte y Obras Públicas, por el Fideicomiso para la Movilidad Sostenible, creado al amparo de lo establecido por el artículo 584 de la Ley N° 20.212, de 6 de noviembre de 2023, así como los provenientes de cualquier otro sistema de subsidio o compensación similar que pudiera establecerse en el futuro, a efectos de financiar la inversión necesaria para la adquisición de tecnología a bordo y renovación de flota destinada a la compra de vehículos eléctricos.

Dichas contribuciones no formarán parte de los créditos que el Fondo ya tiene cedidos, afectados en garantía o securitizados total o parcialmente en aplicación de lo dispuesto por la Ley N° 18.878, de 29 de diciembre de 2011, siendo su administración y destino completamente independiente.

Serán aplicables a las contribuciones determinadas en este artículo las disposiciones establecidas en la Ley N° 18.878, de 29 de diciembre de 2011.

El Poder Ejecutivo reglamentará los mecanismos necesarios para la implementación de la adquisición de tecnología a bordo y renovación de flota destinada a la compra de vehículos eléctricos financiada por dichas contribuciones, los que podrán ser cedidos, afectados en garantía o securitizados, total o parcialmente, en los términos, condiciones y con las garantías que se considere adecuadas.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 318

Asígnase en el Inciso 10 “Ministerio de Transporte y Obras Públicas”, programa 366 “Sistema de transporte”, unidad ejecutora 007 “Dirección Nacional de Transporte”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, en el objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, una partida anual de $ 3.000.000 (tres millones de pesos uruguayos) destinados a apoyar la mejora de la movilidad en el área metropolitana.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 319

Asígnase en el Inciso 10 “Ministerio de Transporte y Obras Públicas”, programa 366 “Sistema de transporte”, unidad ejecutora 007 “Dirección Nacional de Transporte”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, en el objeto del gasto 579.000 “Otras transferencias a unidades familiares”, una partida anual de $ 57.000.000 (cincuenta y siete millones de pesos uruguayos) a efectos de contribuir al financiamiento del subsidio para el sector transporte suburbano metropolitano de pasajeros.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 320

Asígnase en el Inciso 10 “Ministerio de Transporte y Obras Públicas”, programa 364 “Infraestructura ferroviaria”, unidad ejecutora 010 “Dirección Nacional de Transporte Ferroviario”, Proyecto 769 “Seguridad operacional, rehabilitación y mant. de vías férreas”, Financiación 1.1 “Rentas Generales”, una partida anual de $ 20.000.000 (veinte millones de pesos uruguayos) con destino a inversiones para el fortalecimiento y desarrollo de acciones de la Dirección Nacional de Transporte Ferroviario.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 321

Asígnase en el Inciso 10 “Ministerio de Transporte y Obras Públicas”, programa 364 “Infraestructura ferroviaria”, unidad ejecutora 010 “Dirección Nacional de Transporte Ferroviario”, Proyecto 769 “Seguridad operacional, rehabilitación y mant. de vías férreas”, Financiación 1.1 “Rentas Generales”, para el Ejercicio 2029, una partida de $ 200.000.000 (doscientos millones de pesos uruguayos), destinada al fortalecimiento y el desarrollo de acciones de la Dirección Nacional de Transporte Ferroviario.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 322

En los casos previstos en el inciso segundo, articulo 195 la Ley N° 15.903, de 10 de noviembre de 1987, las fracciones que surjan a partir de los tramos en desuso del antiguo trazado de una ruta nacional, que sean objeto de permuta o enajenación por parte del Poder Ejecutivo, no constituirán predios independientes, debiendo fusionarse a los predios colindantes. una vez realizada la traslación de dominio. Cuando se trate de expropiación y permuta la enajenación se realizará mediante el Acta de Expropiación correspondiente, no requiriéndose el empadronamiento de la fracción de camino a permutar. La desafectación del uso público de la fracción de camino a cerrar se concretará de oficio, al momento de efectuar la apertura del nuevo trazado y con la inscripción del Plano de Mensura del Área Remanente del inmueble expropiado, que incluirá en su deslinde, las fracciones de camino desafectadas por la aplicación de este artículo.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 323

Facúltase al Ministerio de Transporte y Obras Públicas a efectuar el deslinde y a proceder a la inscripción de los Planos de Mensura, correspondientes a fracciones de terreno de bienes inmuebles de propiedad de la Administración de Ferrocarriles del Estado (AFE) sin empadronar, afectados a la infraestructura ferroviaria, quedando eximidos al momento del registro de los planos de la presentación de los antecedentes dominiales.

En los casos de inmuebles empadronados que deban ser deslindados parcialmente en virtud de lo dispuesto en el artículo 243 de la Ley N° 20.075, de 20 de octubre de 2022, a efectos de su identificación, independientemente de la categoría de suelo en la que se encuentren, su fraccionamiento se considerará de interés público de acuerdo a lo previsto en el artículo 2° de la Ley N° 10.723, de 21 de abril de 1946 y modificativas. El deslinde se autorizará por resolución del Poder Ejecutivo en las mismas condiciones del inciso precedente.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 324

A los efectos de la inscripción de los Planos de Mensura del Área Remanente de los predios expropiados o en trámite de expropiación, que se realicen en cumplimiento de lo previsto en el artículo 4° de la Ley N° 13.899, de 6 de noviembre de 1970, y sus modificativas, alcanzará con la aclaración, por nota suscrita por el jerarca del Inciso, de los datos correspondientes al trámite expropiatorio, quedando exceptuados de la presentación de las actas de expropiación.

Una vez realizada la inscripción del plano referido, la Dirección Nacional de Catastro expedirá la cédula catastral con el valor real catastral del inmueble y con la indicación del porcentaje que corresponde a las áreas remanentes.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 325

Agrégase al artículo 15 de la Ley N° 3.958, de 28 de marzo de 1912, en la redacción dada por el artículo 354 de la Ley N° 19.355, de 19 de diciembre de 2015, y con la modificación introducida por el artículo 368 de la misma ley y por el artículo 338 de la Ley N° 19.924, de 18 de diciembre de 2020, el siguiente literal: “G)Cuando, como consecuencia de la expropiación, quedara una única unidad de propiedad horizontal en el Edificio, el organismo expropiante procederá a convertir a propiedad ordinaria dicha unidad, confeccionando el Plano de Mensura Remanente de Expropiación y Desafectación de Propiedad Horizontal, que deberá ser inscripto en la Dirección Nacional de Catastro, acreditando por certificación notarial todos los extremos necesarios para proceder a la desafectación del inmueble del régimen de propiedad horizontal, cumpliendo con lo establecido en el artículo 14 de la Ley N° 16.871, de 28 de setiembre de 1997, no siendo de aplicación los literales C) y D) del referido artículo.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 326

(*)

(*) Notas:

Este artículo dio nueva redacción a: Decreto Ley Nº 15.069 de 16/10/1980 artículo 2.

Artículo 327

Créase la “Agencia del Sistema de Transporte Metropolitano” constituida como persona jurídica de derecho público no estatal, con sede en Montevideo, la que se vinculará con el Poder Ejecutivo, a través del Ministerio de Transporte y Obras Públicas.

Dicha Agencia tendrá como objetivo contribuir a la mejora de la movilidad en el área metropolitana. Para su cumplimiento, gestionará proyectos de movilidad metropolitana, acorde a la política que establezca el Poder Ejecutivo, en acuerdo con las Intendencias de Canelones, Montevideo y San José.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 328

La “Agencia del Sistema de Transporte Metropolitano” tendrá la siguiente estructura orgánica:

a)	Un Consejo Directivo Honorario, que estará integrado por el Ministerio de Transporte y Obras Públicas, el Ministerio de Economía y Finanzas, y las Intendencias de Canelones, Montevideo y San José.

b)	Un Director General, que será designado por el Consejo Directivo Honorario.

c)	Un Consejo Consultivo, de carácter asesor, no vinculante, que estará integrado por representantes de empresas de transporte, usuarios y trabajadores, de acuerdo a lo que determine la reglamentación.

El Consejo Directivo Honorario, cuya presidencia será rotativa en forma anual, tendrá los siguientes cometidos:

a)	Representar a la Agencia ante cualquier persona, física o jurídica, pública o privada, nacional o extranjera.

b)	Celebrar convenios, contrataciones, recibir aportes y asumir cualquier otro tipo de obligación, con personas y organismos públicos o privados, nacionales o extranjeros.

c)

Suscribir acuerdos relacionados con la planificación y gestión del transporte público con los gobiernos departamentales del área metropolitana, previa aprobación de sus respectivas Juntas Departamentales y con el Ministerio de Transporte y Obras Públicas.

d)	Diseñar los planes estratégicos para el cumplimiento de los cometidos de la Agencia.

e)	Adquirir, gravar y enajenar bienes.

f)	Diseñar la estructura técnica administrativa del organismo, realizar contrataciones y garantizar su correcto funcionamiento.

g)	Designar y cesar en sus funciones al Director General.

Las decisiones se adoptarán por mayoría simple de votos, salvo en los casos en que se requiera de voto calificado, conforme a lo que determine la reglamentación.

El Director General deberá contar con notoria competencia e idoneidad en la materia, será designado por mayoría del Consejo Directivo Honorario, y tendrá las siguientes atribuciones:

a)	Administrar el patrimonio y los recursos económicos, materiales y humanos, dando cuenta al Consejo Directivo.

b)	Ejecutar y controlar el presupuesto de la Agencia y presentar la rendición de cuentas correspondiente.

c)	Implementar y controlar la ejecución de los planes estratégicos aprobados por el Consejo Directivo Honorario.

d)	Cumplir y hacer cumplir la normativa vigente.

e)	Todas aquellas funciones que le asigne el Consejo Directivo Honorario.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 329

Contra las resoluciones de la Agencia del Sistema de Transporte Metropolitano, procederá el recurso de reposición y jerárquico si correspondiere, los que deberán interponerse en forma conjunta dentro de los diez días hábiles a partir del siguiente de la notificación del acto al interesado.

Una vez interpuesto el o los recursos mencionados en el inciso anterior, el órgano correspondiente dispondrá de treinta días hábiles para instruir y resolver, y se configurará denegatoria ficta por la sola circunstancia de no dictarse resolución dentro de dicho plazo.

Denegado el recurso de reposición, y en su caso el jerárquico, el recurrente podrá interponer, únicamente por razones de legalidad, demanda de anulación del acto impugnado ante el Tribunal de Apelaciones en lo Civil de turno, a la fecha en que dicho acto fue dictado.

La interposición de la demanda deberá hacerse dentro del término de veinte días hábiles de notificada la denegatoria expresa o de configurada denegatoria ficta. La demanda de anulación sólo podrá ser interpuesta por el titular de un derecho subjetivo o de un interés directo, personal y legítimo, violado o lesionado por el acto impugnado. El procedimiento recursivo ante el Tribunal será el dispuesto por el Código General del Proceso para el proceso ordinario.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 330

La Agencia del Sistema de Transporte Metropolitano podrá tener los siguientes recursos:

A)	Partidas presupuestales que se le asignen.

B)	Las herencias, legados y donaciones que acepte la Agencia.

C)	Los valores, bienes y fondos que se le asignen a la Agencia a cualquier título.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 331

La Agencia estará exonerada de todo tributo nacional, excepto las contribuciones especiales de seguridad social. Sus bienes serán inembargables y en lo no previsto especialmente por esta ley, su régimen de funcionamiento será el de la actividad privada.

Los créditos de la referida Agencia, cualquiera fuera su origen, gozarán del privilegio establecido en el numeral 2) del artículo 110 de la Ley N° 18.387, de 23 de octubre de 2008, en la redacción dada por el artículo 729 de la Ley N° 19.355, de 19 de diciembre de 2015.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

INCISO 11 - Ministerio de Educación y Cultura

Artículo 332

Créase en el Inciso 11 “Ministerio de Educación y Cultura”, programa 280 “Bienes y servicios culturales”, unidad ejecutora 001 “Dirección General de Secretaría”, el “Programa de Desarrollo Territorial – Espacios MEC”, que tendrá como cometidos:

1.	Favorecer el acceso a la educación, la cultura, la ciencia y la innovación como derechos ciudadanos.

2.

Impulsar un proceso sostenido de descentralización, que transfiera capacidades de decisión y recursos a nivel territorial, con especial énfasis en localidades pequeñas y en zonas históricamente postergadas.

3.

Fomentar la participación social en la construcción y desarrollo de políticas públicas, fortaleciendo redes comunitarias y el tejido social en los ámbitos de la educación, la cultura, la ciencia y la innovación.

4.

Transversalizar la inclusión ciudadana, promoviendo la participación activa de colectivos históricamente excluidos, con especial atención a la equidad étnico-racial, las diversidades de género, las personas en situación de discapacidad y las poblaciones migrantes.

5.	Promover la educación a lo largo de toda la vida, facilitando el acceso a oportunidades de aprendizaje, tecnología y actividades culturales en todo el país.

6.	Fortalecer el acceso y uso de la ciencia, la tecnología y la innovación como herramientas para la inclusión y el desarrollo social.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 333

Suprímense en el Inciso 11 “Ministerio de Educación y Cultura”, los siguientes cargos, en las unidades ejecutoras y programas que se indican, de acuerdo al siguiente detalle:

UE	Programa	Cantidad	Vínculo	Escalafón	Grado	Denominación	Serie
001	280	1	Presupuestados Civiles	A	11	Asesor V	Médico

001	200	1	Presupuestados Civiles	A	4	Asesor XII	Abogado

001	280	3	Presupuestados Civiles	A	4	Asesor XII	Abogado

001	280	1	Presupuestados Civiles	A	4	Asesor XII	Médico
001	280	1	Presupuestados Civiles	A	4	Asesor XII	Profesional

001	280	1	Presupuestados Civiles	A	9	Asesor VII	Licenciado en Antropología (Mdeo)

001	280	12	Presupuestados Civiles	C	1	Administrativo VI	Administrativo

001	280	1	Contratos Permanentes Civiles	F	1	Auxiliar IV	Servicios

001	280	1	Docentes (Escalafón J)	J	9	Maestro	—

001	340	1	Docentes (Escalafón J)	J	9	Maestro	—

002	340	1	Presupuestados Civiles	A	4	Asesor XII	Profesional

002	340	3	Presupuestados Civiles	C	1	Administrativo VI	Administrativo

002	342	1	Presupuestados Civiles	C	1	Administrativo VI	Administrativo

003	281	3	Presupuestados Civiles	C	1	Administrativo V	Administrativo

003	281	3	Presupuestados Civiles	C	1	Administrativo VI	Administrativo

003	281	1	Presupuestados Civiles	D	1	Especialista VIII	Artes Plásticas

003	281	1	Presupuestados Civiles	D	1	Especialista VIII	Especialista

003	281	1	Presupuestados Civiles	D	1	Especialista VIII	Gestor Cultural

003	281	1	Presupuestados Civiles	D	1	Especialista VIII	Producción Audiovisual

007	281	1	Presupuestados Civiles	R	9	Jefe de Sección	Bibliognóstica

007	281	2	Presupuestados Civiles	R	9	Jefe de Sección	Documentación

011	240	4	Presupuestados Civiles	B	7	Técnico III	Preparador

017	200	1	Presupuestados Civiles	C	2	Administrativo V	Administrativo

018	423	12	Presupuestados Civiles	C	1	Administrativo V	Administrativo

021	423	9	Presupuestados Civiles	C	1	Administrativo III	Administrativo

021	423	1	Presupuestados Civiles	C	1	Administrativo VI	Administrativo

Reasígnanse los créditos presupuestales correspondientes a los cargos suprimidos en el inciso anterior, al programa 280 “Bienes y servicios culturales”, unidad ejecutora 001 “Dirección General de Secretaría”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 095.004 “Fondo para los Contratos Laborales”, por la suma de $ 21.472.526 (veintiún millones cuatrocientos setenta y dos mil quinientos veintiséis pesos uruguayos), incluidos aguinaldo y cargas legales, y al objeto del gasto 051.001 “Horas Docentes”, por la suma de $ 26.976.000 (veintiséis millones novecientos setenta y seis mil pesos uruguayos), más aguinaldo y cargas legales, con destino al desarrollo del Programa de Desarrollo Territorial—Espacios MEC.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 334

Asígnase en el Inciso 11 “Ministerio de Educación y Cultura”, programa 280 “Bienes y servicios culturales”, unidad ejecutora 001 “Dirección General de Secretaría”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, una partida anual de $ 20.000.000 (veinte millones de pesos uruguayos), con destino al Programa de Desarrollo Territorial – Espacios MEC.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 335

Asígnase en el Inciso 11 “Ministerio de Educación y Cultura”, programa 280 “Bienes y servicios culturales”, unidad ejecutora 001 “Dirección General de Secretaría”, Financiación 1.1 “Rentas Generales”, al Proyecto 971 “Equipamiento y mobiliario de oficina”, una partida anual de $ 5.000.000 (cinco millones de pesos uruguayos), al Proyecto 972 “Informática”, una partida anual de $ 2.500.000 (dos millones quinientos mil pesos uruguayos), y al Proyecto 974 “Vehículos”, una partida anual de $ 2.500.000 (dos millones quinientos mil pesos uruguayos), con destino al Programa de Desarrollo Territorial - Espacios MEC.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 336

Modifícase la denominación dada al TÍTULO III de la Ley N° 18.437, de 12 de diciembre de 2008, por el artículo 144 de la Ley N° 19.889, de 9 de julio de 2020, por la de “SISTEMA NACIONAL DE EDUCACIÓN PÚBLICA”.

Este artículo entrará en vigencia a partir de la promulgación de esta ley.

Artículo 337

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 18.437 de 12/12/2008 artículo 49.

Artículo 338

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 18.437 de 12/12/2008 artículo 50.

Artículo 339

Reasígnanse desde el Inciso 11 “Ministerio de Educación y Cultura”, programa 340 “Acceso a la educación”, unidad ejecutora 002 “Dirección Nacional de Educación”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 599.007 “Convenios MEC - CND”, la suma de $72.000.000 (setenta y dos millones de pesos uruguayos), hacia el Inciso 25 “Administración Nacional de Educación Pública”, programa 607 “Formación en educación”, unidad ejecutora 005 “Consejo de Formación en Educación”, Proyecto 212 “Formación Inicial en Educación”, objeto del gasto 577.005 “Becas de estudiantes de formación docente”, con destino al otorgamiento de becas a estudiantes del Consejo de Formación en Educación.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 340

(*)

Derógase el artículo 115 de la Ley N° 15.851, de 24 de diciembre de 1986. (*)

(*) Notas:

Además, este artículo dio nueva redacción a: Ley Nº 18.437 de 12/12/2008 artículo 112.

Ver en esta norma, artículo: 3 (vigencia).

Artículo 341

Créase la Secretaría Técnica de las Becas Butiá de Educación Media Pública, cuyo cometido será el de dar cumplimiento a la implementación, coordinación y seguimiento que la Comisión Coordinadora del Sistema Nacional de Becas le encomiende respecto de dichas becas.

La referida Secretaría estará compuesta por un integrante del Instituto Nacional de la Juventud, un integrante de la Administración Nacional de Educación Pública, y un integrante del Ministerio de Educación y Cultura, quien la coordinará.

A efectos de dar cumplimiento a sus cometidos, contará con un equipo técnico que estará constituido con funcionarios de las instituciones integrantes, el que tendrá acceso a la información que requiera de las instituciones involucradas, debiendo guardar el secreto estadístico de los datos proporcionados, de acuerdo a lo previsto por la Ley N° 16.616, de 20 de octubre de 1994.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 342

Reasígnase desde el Inciso 11 “Ministerio de Educación y Cultura”, programa 340 “Acceso a la educación”, unidad ejecutora 002 “Dirección Nacional de Educación”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, del objeto del gasto 577.001 “Becas de estudio - Territorio Nacional”, la suma de $ 147.000.000 (ciento cuarenta y siete millones de pesos uruguayos), al objeto del gasto 577.002 “Becas para estudiantes Educación Media pública - ANEP”, del Inciso 25 “Administración Nacional de Educación Pública”, programa 610 “Administración de la Educación”, unidad ejecutora 001 “Consejo Directivo Central”, Proyecto 201 “Administración de la Educación”, con destino a financiar el pago de las becas “Butiá”.

Las becas serán otorgadas a estudiantes de educación media que serán seleccionados según lo establecido en el artículo 112 de la Ley N° 18.437, de 12 de diciembre de 2008, en la redacción dada por el artículo 340 de esta ley.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 343

Asígnase en el Inciso 11 “Ministerio de Educación y Cultura”, programa 280 “Bienes y servicios culturales”, unidad ejecutora 003 “Dirección Nacional de Cultura”, Financiación 1.1 “Rentas Generales”, al objeto de gasto 599.009 “Promoción del desarrollo del teatro independiente”, una partida anual de $ 30.000.000 (treinta millones de pesos uruguayos), con destino a realizar transferencias en el marco de la Ley N° 19.821, de 18 de setiembre de 2019, definidas por el Consejo Nacional Honorario del Teatro Independiente (CNHTI), creado para tal fin.

A efectos de financiar parcialmente el presente artículo, disminúyese en el Inciso 24 “Diversos Créditos”, programa 492 “Apoyo a los Gobiernos Departamentales y locales”, unidad ejecutora 24 “Dir. Gral. de Secretaría (M.E.F.)”, objeto del gasto 534.011 “Proyecto de mantenimiento y adecuación infraestructura”, Financiación 1.1 “Rentas Generales”, un importe anual de $ 10.000.000 (diez millones de pesos uruguayos).

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 344

Créase, en la órbita de la unidad ejecutora 003 “Dirección Nacional de Cultura”, del Inciso 11 “Ministerio de Educación y Cultura”, el Fondo Regional para la Cultura, dirigido exclusivamente a financiar proyectos de artistas y hacedores de la cultura residentes en las distintas regiones del interior del país.

El referido Fondo tendrá carácter concursable debiendo para ello establecerse mecanismos de convocatoria pública y abierta a la ciudadanía, que se reglamentarán a través de bases particulares.

La evaluación de los proyectos será realizada por jurados externos a la Dirección Nacional de Cultura, provenientes de las regiones convocadas.

El fondo común se distribuirá entre los distintos fondos sectoriales de las diversas disciplinas artísticas, de acuerdo a los criterios que oportunamente establezcan las bases. Entiéndase como fondos sectoriales a aquellos fondos de promoción de cada disciplina artística.

Los proyectos seleccionados en este marco se reputarán de Fomento Artístico Cultural, teniendo presente para ello lo establecido en los artículos 236 y 237 de la Ley N° 17.930, de 19 de diciembre de 2005, y su reglamentación, cuando correspondiere.

(*) Notas:

Ver en esta norma, artículos: 3 (vigencia) y 345.

Artículo 345

Reasígnase de la partida dispuesta por el artículo 340 de la Ley N° 20.212, de 6 de noviembre de 2023, la suma de $ 10.500.000 (diez millones quinientos mil pesos uruguayos), Financiación 1.1 “Rentas Generales”, al programa 280 “Bienes y servicios culturales”, unidad ejecutora 003 “Dirección Nacional de Cultura”, del Inciso 11 “Ministerio de Educación y Cultura”, objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, a fin de fortalecer el Fondo Regional, a que refiere el artículo precedente, con destino a financiar gastos de funcionamiento y programas que promuevan actividades culturales.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 346

Asígnase en el Inciso 11 “Ministerio de Educación y Cultura”, programa 281 “Institucionalidad cultural”, unidad ejecutora 003 “Dirección Nacional de Cultura”, Financiación 1.1 “Rentas Generales”, objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, una partida anual de $ 20.000.000 (veinte millones de pesos uruguayos), a partir del Ejercicio 2027, con destino al financiamiento de las actividades culturales desarrolladas a través de los Institutos de Artes Escénicas, Instituto de Artes Visuales, Instituto Nacional de Letras e Instituto Nacional de Música.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 347

Reasígnase de la partida dispuesta por el artículo 340 de la Ley N° 20.212, de 6 de noviembre de 2023, la suma de $ 7.500.000 (siete millones quinientos mil pesos uruguayos), Financiación 1.1 “Rentas Generales”, al programa 280 “Bienes y servicios culturales”, de la unidad ejecutora 003 “Dirección Nacional de Cultura”, del Inciso 11 “Ministerio de Educación y Cultura”, objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, con destino a los programas que promuevan actividades culturales.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 348

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 20.212 de 06/11/2023 artículo 336.

Artículo 349

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.037 de 28/12/2012 artículo 36.

Artículo 350

Asígnase en el Inciso 11 “Ministerio de Educación y Cultura”, programa 280 “Bienes y servicios culturales”, unidad ejecutora 003 “Dirección Nacional de Cultura”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, al objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, una partida de $ 10.000.000 (diez millones de pesos uruguayos), para el Ejercicio 2026, y una partida anual de $ 20.000.000 (veinte millones de pesos uruguayos), a partir del Ejercicio 2027, para dotar de recursos al Fondo Nacional de Museos.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 351

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.889 de 09/07/2020 artículo 202.

Artículo 352

Asígnase en el Inciso 11 “Ministerio de Educación y Cultura”, programa 240 “Innovación, Investigación y Desarrollo Experimental”, unidad ejecutora 011 “Instituto de Investigaciones Biológicas Clemente Estable”, Financiación 1.1 “Rentas Generales”, al Proyecto 762 “Equipamiento científico”, una partida anual de $ 4.000.000 (cuatro millones de pesos uruguayos), con destino a financiar la adquisición de equipamiento científico.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 353

Reasígnanse en el Inciso 11 “Ministerio de Educación y Cultura”, Financiación 1.1 “Rentas Generales”, las siguientes partidas en pesos uruguayos que se detallan:

UE	Programa	Proyecto	ODG	Importe
012	240	000	599.007	- 1.542.551
012	281	000	278.000	- 1.312.649
002	340	000	299.000	2.855.200
012	240	971	799.000	- 199.988
012	240	973	799.000	-368.260
012	281	972	799.000	-199.498
001	280	973	799.000	767.746

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 354

Créanse en el Inciso 11 “Ministerio de Educación y Cultura”, unidad ejecutora 015 “Dirección General de la Biblioteca Nacional”, los siguientes cargos:

Cantidad	Escalafón	Grado	Denominación	Serie
3	D	1	Especialista VIII	Especialización

2	D	1	Especialista VIII	Encuadernación

1	D	1	Especialista VIII	Informática

3	A	4	Asesor IV	Profesional

A efectos de financiar las creaciones dispuestas en el inciso anterior, suprímense en el Inciso 11 “Ministerio de Educación y Cultura “, programa 280 “Bienes y servicios culturales”, unidad ejecutora 015 “Dirección General de la Biblioteca Nacional”, los siguientes cargos:

Cantidad	Escalafón	Grado	Denominación	Serie
1	D	4	Especialista II	Biblioteca

1	D	4	Especialista II	Patología de libro

1	D	4	Especialista II	Investigación

1	D	4	Especialista II	Encuadernación

1	D	4	Especialista II	Microfilmación

1	E	4	Oficial II	Oficios

1	F	2	Auxiliar III	Servicios

1	B	6	Técnico II	Bibliotecólogo

1	B	3	Técnico IX	Sociología

1	B	3	Técnico IX	Bibliotecología

El excedente resultante de la supresión de los cargos dispuestos en este artículo se reasignará al objeto del gasto 042.510 “Compensación especial por funciones especiales”.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 355

Asígnase en el Inciso 11 “Ministerio de Educación y Cultura”, programa 280 “Bienes y servicios culturales”, unidad ejecutora 015 “Dirección General de la Biblioteca Nacional”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, una partida anual de $ 5.000.000 (cinco millones de pesos uruguayos), con destino a solventar gastos de funcionamiento de la referida unidad ejecutora.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 356

Asígnase en el Inciso 11 “Ministerio de Educación y Cultura”, programa 280 “Bienes y servicios culturales”, unidad ejecutora 015 “Dirección General de la Biblioteca Nacional”, Proyecto 823 “Recuperación del estado edilicio de la Biblioteca Nacional”, Financiación 1.1 “Rentas Generales”, una partida anual de $ 5.000.000 (cinco millones de pesos uruguayos), para financiar inversiones para la referida unidad ejecutora.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 357

Autorízase a la unidad ejecutora 024 “Servicio de Comunicación Audiovisual Nacional”, del Inciso 11 “Ministerio de Educación y Cultura”, a realizar acuerdos con instituciones y empresas, tanto nacionales como extranjeras, para la producción y transmisión de programas especiales, temáticos, eventos y coberturas relevantes, así como para ofrecer servicios técnicos o de contenidos a terceros.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 358

Autorízase a la unidad ejecutora 024 “Servicio de Comunicación Audiovisual Nacional”, del Inciso 11 “Ministerio de Educación y Cultura”, a comercializar la venta de derechos de coproducción, patrocinio de programas especiales, venta de publicidad, así como proveer servicios técnicos a terceros, en el marco de los acuerdos que se realicen con instituciones y empresas tanto nacionales como extranjeras, necesarios para su adecuado funcionamiento, imagen corporativa, desarrollo de la programación, producciones, actividades, eventos o servicios en páginas web.

Los fondos recaudados por la venta de estos derechos, patrocinios, publicidad y servicios técnicos constituirán Recursos con Afectación Especial de dicha unidad ejecutora, y serán destinados a las producciones originadas de los acuerdos mencionados en el inciso precedente, y para solventar gastos de funcionamiento e inversiones, no pudiendo ser utilizados para el pago de retribuciones de sus funcionarios.

La venta de publicidad y canjes podrá realizarse por intermedio de agentes de venta independientes o contratados por los propios medios de difusión estatales o agencias de publicidad, registrados como proveedores estatales, luego de realizada la cobranza efectiva de la publicidad, la comisión a abonar podrá ascender hasta un 25% (veinticinco por ciento), de los montos efectivamente cobrados. El Ministerio de Educación y Cultura instrumentará los mecanismos necesarios para el debido registro y contralor de las comisiones autorizadas en este artículo.

Los ingresos percibidos de acuerdo a lo establecido por el artículo 17 de la Ley N° 17.904, de 7 de octubre de 2005, en la redacción dada por el artículo 178 de la Ley N° 19.670, de 15 de octubre de 2018, y su interpretativa, se mantendrán en las mismas condiciones que se previeron en dichas normas.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 359

Asígnase en el Inciso 11 “Ministerio de Educación y Cultura”, programa 280 “Bienes y servicios culturales”, unidad ejecutora 001 “Dirección General de Secretaría”, al Proyecto 973 “Inmuebles”, Financiación 1.1 “Rentas Generales”, una partida anual de $ 10.000.000 (diez millones de pesos uruguayos), con destino a atender las erogaciones resultantes que demande las reparaciones y emergencias edilicias en las distintas unidades ejecutoras del Inciso.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 360

Asígnase en el Inciso 11 “Ministerio de Educación y Cultura”, programa 280 “Bienes y servicios culturales”, unidad ejecutora 001 “Dirección General de Secretaría”, Financiación 1.1 “Rentas Generales”, al Proyecto 972 “Informática”, una partida anual de $ 10.000.000 (diez millones de pesos uruguayos), a partir del Ejercicio 2027, con destino a financiar el desarrollo e infraestructura informática para el aseguramiento de datos y seguridad en la información.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 361

Establécese que las dietas que perciben los miembros del Fondo Nacional del Teatro y del Fondo Nacional de Música tienen naturaleza indemnizatoria y son compatibles con cualquier remuneración de actividad o pasividad.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 362

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 17.968 de 29/05/2006 artículo 1.

Artículo 363

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 16.524 de 25/07/1994 artículo 8 Inciso 2º).

Artículo 364

Reasígnase desde el Inciso 24 “Diversos Créditos”, programa 492 “Apoyo a los Gobiernos Departamentales y locales”, unidad ejecutora 24 “Dir. Gral. de Secretaría (M.E.F.)”, del objeto del gasto 534.011 “Proyecto de mantenimiento y adecuación infraestructura”, Financiación 1.1 “Rentas Generales”, al Inciso 11 “Ministerio de Educación y Cultura”, programa 240 “Innovación, Investigación y Desarrollo Experimental”, unidad ejecutora 011 “Instituto de Investigaciones Biológicas Clemente Estable”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales” una partida anual de $ 7.500.000 (siete millones quinientos mil pesos uruguayos) en el objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores” para gastos de funcionamiento y una partida anual de $ 12.500.000 (doce millones quinientos mil pesos uruguayos), incluidos aguinaldo y cargas legales, con destino a horas docentes.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 365

Reasígnase desde el Inciso 24 “Diversos Créditos”, programa 492 “Apoyo a los Gobiernos Departamentales y locales”, unidad ejecutora 24 “Dir. Gral. de Secretaría (M.E.F.)”, objeto del gasto 534.011 “Proyecto de mantenimiento y adecuación infraestructura”, Financiación 1.1 “Rentas Generales” la suma de $ 4.000.000 (cuatro millones de pesos uruguayos) al Inciso 11 “Ministerio de Educación y Cultura”, programa 280 “Bienes y servicios culturales”, unidad ejecutora 001 “Dirección General de Secretaria”, proyecto 000 “Funcionamiento”, objeto del gasto 555.018 “Cinemateca Uruguaya”.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 366

Reasígnase desde el Inciso 24 “Diversos Créditos”, programa 492 “Apoyo a los Gobiernos Departamentales y locales”, unidad ejecutora 24 “Dir. Gral. de Secretaría (M.E.F.)”, del objeto del gasto 534.011 “Proyecto de mantenimiento y adecuación infraestructura”, Financiación 1.1 “Rentas Generales”, una partida anual de $ 5.000.000 (cinco millones de pesos uruguayos), al Inciso 11 “Ministerio de Educación y Cultura”, unidad ejecutora 002 “Dirección Nacional de Educación”, Programa 340 “Acceso a la educación”, con destino a horas docentes para el Plan de Alfabetización en el marco del Programa Nacional de Educación y Trabajo – CECAP.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 367

Reasígnase desde el Inciso 24 “Diversos Créditos”, programa 492 “Apoyo a los Gobiernos Departamentales y locales”, unidad ejecutora 24 “Dir. Gral. de Secretaría (M.E.F.)”, del objeto del gasto 534.011 “Proyecto de mantenimiento y adecuación infraestructura”, Financiación 1.1 “Rentas Generales”, la suma de $ 8.000.000 (ocho millones de pesos uruguayos), al Inciso 11 “Ministerio de Educación y Cultura”, Unidad Ejecutora 002 “Dirección Nacional de Educación”, Programa 340 “Acceso a la educación”, con destino a horas docentes para el Plan de Alfabetización en el marco del Programa Nacional de Educación en Cárceles.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 368

Reasígnase desde el Inciso 24 “Diversos Créditos”, programa 492 “Apoyo a los Gobiernos Departamentales y locales”, unidad ejecutora 024 “Dir. Gral. de Secretaría (M.E.F.)”, objeto del gasto 534.011 “Proyecto de mantenimiento y adecuación infraestructura”, Financiación 1.1 “Rentas Generales”, una partida anual de $ 4.000.000 (cuatro millones de pesos uruguayos) al Inciso 21 “Subsidios y Subvenciones”, programa 341 “Calidad de la educación”, unidad ejecutora 011 “Ministerio de Educación y Cultura”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 519.006 “Fondos destinados al Instituto Evaluación Educativa”, con destino a la creación de un programa especializado en la generación y análisis de estadísticas vinculadas a la discapacidad, con especial énfasis en el relevamiento de las brechas educativas existentes.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 369

Facúltase al Inciso 11 Ministerio de Educación y Cultura, a suscribir, en acuerdo con ANEP, convenios con la Facultad Latinoamericana de Ciencias Sociales de Uruguay, según la Ley N° 17.979, de 26 de junio de 2006 y Ley N° 19.108, de 23 de junio de 2013, para la cooperación académica y la realización de posgrados.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 370

Reasígnase desde el Inciso 05 “Ministerio de Economía y Finanzas”, programa 488 “Administración financiera”, unidad ejecutora 001 “Dir. Gral. Secretaría del Mrio. de Economía y Finanzas”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 099.001 “Partida Proyectada”, una partida de $ 10.000.000 (diez millones de pesos uruguayos) para el Ejercicio 2026, al Inciso 11 “Ministerio de Educación y Cultura”, programa 281 “Institucionalidad cultural”, unidad ejecutora 003 “Dirección Nacional de Cultura”, Financiación 1.1 “Rentas Generales”, objeto de gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, con destino al financiamiento de las actividades culturales desarrolladas a través del Instituto Nacional de Artes Escénicas, Instituto Nacional de Artes Visuales, Instituto Nacional de Letras e Instituto Nacional de Música.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

INCISO 12 - Ministerio de Salud Pública

Artículo 371

Créase la Agencia de Vigilancia Sanitaria del Uruguay (AViSU), como persona jurídica de derecho público no estatal, con autonomía técnica, administrativa y financiera.

Tendrá su domicilio dentro del territorio nacional y se vinculará con el Poder Ejecutivo a través del Ministerio de Salud Pública.

La AViSU tendrá como objeto la regulación y vigilancia de productos sanitarios que se comercialicen en el país, garantizando su calidad, seguridad, eficacia, control y trazabilidad, en tiempo y forma eficiente, facilitando su mayor acceso a la población.

Los cometidos de la AViSU deberán enmarcarse dentro de los objetivos sanitarios nacionales establecidos por el Ministerio de Salud Pública conforme a sus competencias.

Quedan comprendidas dentro del ámbito de regulación de la Agencia los siguientes productos sanitarios: medicamentos, vacunas, dispositivos y cosméticos.

La AViSU tendrá los siguientes cometidos:

A)	Evaluar los productos sanitarios referidos en este artículo, para su comercialización, emitiendo los dictámenes correspondientes dirigidos al MSP.

B)

Evaluar el funcionamiento y procedimientos de las empresas vinculadas a la fabricación e importación de los productos sanitarios objeto del presente artículo, emitiendo los dictámenes dirigidos al MSP.

C)	Fiscalizar los productos en forma previa y posterior a su comercialización.

D)	Autorizar y fiscalizar ensayos clínicos.

E)	Ejercer funciones de vigilancia vinculada al ámbito de aplicación.

F)	Emitir guías de procedimiento y contribuir con iniciativas propias al desarrollo de la normativa sanitaria nacional.

G)	Sugerir al Ministerio de Salud Pública la aplicación de medidas correctivas y sancionatorias en el ámbito de su competencia.

H)	Brindar asesoramiento a personas públicas o privadas.

I)	Desarrollar funciones en calidad de Peritos, en caso de requerirse su intervención por parte del Poder Judicial, en temas relacionados a sus cometidos.

J)	Promover y practicar la convergencia regulatoria y la cooperación internacional.

K)	Establecer mecanismos para reconocimiento regulatorio de Agencias de referencia.

Los dictámenes referidos en los literales A) y B) precedentes, emitidos por la AViSU tendrán efectos vinculantes y por ende obligan al Ministerio de Salud Pública, salvo aquellos casos en que, en el marco de las atribuciones que le fueron conferidas en el artículo 44 de la Constitución de la República y en la Ley N° 9.202, de 12 de enero de 1934, constate fehacientemente que se pone en riesgo la salud o vida humana, en cuyo caso podrá apartarse del mismo.

De no pronunciarse la autoridad sanitaria dentro del plazo de cinco días hábiles desde recibido el dictamen, se tendrá por aprobado el informe.

La AViSU deberá simplificar y acelerar los procesos de actuación cumpliendo con sus objetivos en forma eficiente. La reglamentación dispondrá procedimientos especiales que garanticen una mayor celeridad para la evaluación y autorización de aquellos productos sanitarios ya aprobados por las agencias internacionales de referencia, así como el aprovechamiento de la documentación emitida por las mismas. Asimismo, se propenderá a que, por trabajar con estándares reconocidos, sus aprobaciones sean reconocidas por otros países, a modo de jerarquizar la industria nacional.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 372

La estructura organizacional de la Agencia de Vigilancia Sanitaria del Uruguay (AViSU), estará conformada por un Consejo Directivo con funciones de dirección y gobierno y un Gerente General con potestades de gestión, sin perjuicio de otras que puedan crearse por la reglamentación a efectos de la ejecución de los cometidos.

El Consejo Directivo será honorario y estará integrado por cinco miembros: un presidente, un delegado del Ministerio de Salud Pública, un delegado del Ministerio de Economía y Finanzas, un delegado del Ministerio de Industria, Energía y Minería y un delegado del Ministerio de Ganadería, Agricultura y Pesca.

Dicho Consejo será el órgano superior de dirección y gobierno, con las siguientes competencias:

A)	Establecer los lineamientos estratégicos, objetivos institucionales y políticas generales de la Agencia.

B)	Aprobar el plan estratégico, el presupuesto anual, la estructura organizativa, los planes operativos y la normativa que le compete.

C)	Aprobar el reglamento interno de funcionamiento.

D)	Supervisar y evaluar el desempeño del Gerente General.

E)	Aprobar los informes de gestión y los estados financieros anuales.

F)	Resolver sobre convenios nacionales e internacionales, y aprobar la participación de la Agencia en redes o alianzas estratégicas.

G)	Adquirir, gravar y enajenar toda clase de bienes.

H)	Autorizar los aranceles sobre los trámites y servicios que serán prestados por la Agencia.

I)	Fiscalizar el cumplimiento de los cometidos institucionales, el uso eficiente de los recursos y la transparencia de los procesos regulatorios.

J)	Designar comisiones asesoras o técnicas cuando lo estime necesario.

K)	Ejercer todas las demás competencias que le sean asignadas por ley o reglamento.

La forma de funcionamiento del Consejo Directivo será determinada por la reglamentación.

El Presidente del Consejo Directivo será designado por el Ministerio de Salud Pública y ejercerá la representación institucional de la AViSU, con las siguientes funciones:

A)	Convocar a las sesiones del Consejo Directivo, estableciendo, en cada caso, el orden del día.

B)	Presidir las sesiones del Consejo Directivo.

C)	Velar por el cumplimiento de las decisiones del Consejo.

D)	Representar a la Agencia ante organismos públicos y privados, nacionales e internacionales.

E)	Establecer vínculo permanente con el Ministerio de Salud Pública para la articulación y ejecución de los cometidos de la Agencia, en un todo conforme con la política sanitaria nacional.

El Gerente General se designará por el Consejo Directivo y será el responsable de la gestión ejecutiva y operativa de la AViSU, con las siguientes atribuciones:

A)	Ejecutar las políticas, planes y resoluciones aprobadas por el Consejo Directivo.

B)	Dirigir la administración general de la AViSU, incluyendo la gestión de recursos humanos, financieros y materiales.

C)	Proponer al Consejo Directivo la planificación estratégica, la estructura organizativa y los perfiles de cargos técnicos.

D)	Dictar resoluciones operativas dentro del marco de sus competencias.

E)	Supervisar el cumplimiento de las funciones técnicas y regulatorias de cada área.

F)	Garantizar la transparencia, trazabilidad y eficiencia de los procedimientos regulatorios.

G)	Elaborar y presentar al Consejo los informes de gestión, financieros, de evaluación institucional y normativa técnica.

H)	Proponer convenios y acuerdos de cooperación técnica nacional e internacional.

I)	Coordinar con otras autoridades sanitarias, organismos internacionales y agencias regulatorias.

J)	Toda otra función que le delegue el Consejo Directivo o que le sea asignada por la ley o la reglamentación.

Los miembros del Consejo Directivo, el Gerente General y demás cargos gerenciales que conformen la Agencia no podrán tener vínculos con laboratorios farmacéuticos, importadores, distribuidores de productos sanitarios, ni prestadores de salud.

Los cargos gerenciales estarán además bajo el régimen de exclusividad excepto la docencia, asegurando su independencia, objetividad e imparcialidad en la toma de decisiones, quedando reservados los demás aspectos vinculados al ejercicio del cargo para la reglamentación.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 373

Asígnase en el Inciso 21 “Subsidios y Subvenciones”, programa 440 “Atención integral de la salud”, unidad ejecutora 012 “Ministerio de Salud Pública”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 519.028 “Agencia de Vigilancia Sanitaria del Uruguay (AViSU)”, una partida anual de $ 40.000.000 (cuarenta millones de pesos uruguayos), con destino a la Agencia de Vigilancia Sanitaria del Uruguay.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 374

La Agencia de Vigilancia Sanitaria del Uruguay (AViSU), tendrá los siguientes recursos:

A)	Partidas presupuestales que se le asignen.

B)	Tasas por trámites, gestiones y cualquier otro servicio vinculado a los productos sanitarios que se encuentran dentro del ámbito de regulación y vigilancia de la Agencia.

C)	Ingresos por cursos, publicaciones y asesoramientos.

D)	Donaciones y fondos de cooperación nacional o internacional.

E)	Contribuciones por comercialización de productos sanitarios.

F)	Sanciones económicas por incumplimiento de la normativa sanitaria.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 375

Contra las resoluciones de la Agencia de Vigilancia Sanitaria del Uruguay, procederá el recurso de reposición y jerárquico si correspondiere, los que deberán interponerse en forma conjunta dentro de los diez días hábiles a partir del siguiente de la notificación del acto al interesado. Una vez interpuesto el o los recursos mencionados, el órgano correspondiente dispondrá de treinta días hábiles para instruir y resolver, y se configurará denegatoria ficta por la sola circunstancia de no dictarse resolución dentro de dicho plazo.

Denegado el recurso de reposición, y en su caso el jerárquico, el recurrente podrá interponer, únicamente por razones de legalidad, demanda de anulación del acto impugnado ante el Tribunal de Apelaciones en lo Civil de turno, a la fecha en que dicho acto fue dictado.

La interposición de la demanda deberá hacerse dentro del término de veinte días hábiles de notificada la denegatoria expresa o de configurada denegatoria ficta. La demanda de anulación sólo podrá ser interpuesta por el titular de un derecho subjetivo o de un interés directo, personal y legítimo, violado o lesionado por el acto impugnado. El procedimiento recursivo ante el Tribunal será el dispuesto por el Código General del Proceso para el proceso ordinario.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 376

La Agencia de Vigilancia Sanitaria del Uruguay (AViSU) estará exonerada de todo tributo nacional, excepto las contribuciones especiales de seguridad social, y en lo no previsto especialmente por esta ley, su régimen de funcionamiento será el de la actividad privada, especialmente en cuanto al estatuto de su personal y contratos que celebre.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 377

Los bienes de la Agencia de Vigilancia Sanitaria del Uruguay (AViSU), son inembargables y sus créditos, cualquiera fuera su origen, gozan del privilegio establecido en el numeral 2) del artículo 110 de la Ley N° 18.387, de 23 de octubre de 2008, en la redacción dada por el artículo 729 de la Ley N° 19.355, de 19 de diciembre de 2015.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 378

El contralor administrativo de la Agencia de Vigilancia Sanitaria del Uruguay (AViSU) será ejercido por el Poder Ejecutivo a través del Ministerio de Salud Pública. La Agencia remitirá el presupuesto anual para el ejercicio siguiente y el balance de ejecución por el ejercicio anterior, sin perjuicio de otros mecanismos de contralor que establezca la reglamentación.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 379

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 16.343 de 24/12/1992 artículo 5 inciso 2º).

Artículo 380

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.355 de 19/12/2015 artículo 462.

Artículo 381

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.529 de 24/08/2017 artículo 38.

Artículo 382

Los profesionales médicos con especialidades vinculadas en forma directa a la atención de la salud humana que sean designados como Directores Departamentales de Salud fuera del Departamento de Montevideo podrán acumular a su sueldo el de otro cargo médico que ocupe en un prestador de salud público, cuando no haya otro profesional de la especialidad en ejercicio en el Departamento designado o se pueda verificar una afectación directa o una ausencia de servicio, quedando exceptuados de la prohibición dispuesta en el artículo 32 de la Ley N° 11.923, de 27 de marzo de 1953, y sus modificativas.

La referida acumulación se encontrará comprendida en el régimen dispuesto por el artículo 650 de la Ley N° 16.170, de 28 de diciembre de 1990. (*)

(*) Notas:

Fe de erratas publicada/s: 27/03/2026.

Ver en esta norma, artículo: 3 (vigencia).

Artículo 383

(*)

(*) Notas:

Este artículo dio nueva redacción a: Decreto Ley Nº 14.294 de 31/10/1974 artículo 50 inciso final.

Artículo 384

Modifícase en el Inciso 12 “Ministerio de Salud Pública”, la denominación de la unidad ejecutora 102 “Dirección General del Sistema Nacional de Salud”, creada por el artículo 31 de la Ley N° 18.211, de 5 de diciembre de 2007, y modificada por el artículo 399 de la Ley N° 19.924, de 18 de diciembre de 2020, por la de “Dirección General del Sistema Nacional Integrado de Salud”.

Modifícase la denominación del cargo de particular confianza, creado por el artículo 449 de la Ley N° 19.355, de 19 de diciembre de 2015, y modificada por el artículo 221 de la Ley N° 19.996, de 3 de noviembre de 2021, por la de “Director General del Sistema Nacional Integrado de Salud”.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 385

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 18.211 de 05/12/2007 artículo 20 inciso 4º).

Artículo 386

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.719 de 27/12/2010 artículo 543 incisos 2º) y 3º).

Artículo 387

Créase el Instituto Nacional de Investigación en Salud y Bienestar (INISaB) como un órgano desconcentrado dependiente del Ministerio de Salud Pública, con autonomía técnica.

La gestión del Instituto Nacional de Investigación en Salud y Bienestar estará a cargo de un Consejo Directivo y de un Director Ejecutivo.

El Consejo Directivo será honorario y estará integrado por:

A)	Un representante del Ministerio de Salud Pública (MSP), quien lo presidirá.

B)	Un representante designado por la Universidad de la República (UdelaR).

C)	Un representante por la Secretaría Nacional de Ciencia y Tecnología.

D)	Un representante del Sistema Nacional Integrado de Salud (SNIS).

E)	Un representante de la sociedad civil o de organizaciones de usuarios.

El Director Ejecutivo asistirá al Consejo, y será designado por concurso de oposición y mérito.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 388

El Instituto Nacional de Investigación en Salud y Bienestar (INISaB), tendrá los siguientes cometidos:

A)	Impulsar la investigación científica en salud pública, medicina clínica, ciencias básicas, salud mental, determinantes sociales, ambientales y comerciales de la salud y bienestar.

B)	Fortalecer la base científica del sistema de salud uruguayo, orientada a mejorar la calidad, equidad, sostenibilidad y resiliencia del mismo.

C)	Promover la formación de recursos humanos en investigación.

D)	Generar evidencia para apoyar la toma de decisiones sanitarias.

E)	Fomentar la cooperación interinstitucional nacional e internacional.

A esos efectos, el INISaB tendrá las siguientes funciones:

A)	Diseñar y ejecutar líneas estratégicas de investigación en salud y bienestar.

B)	Financiar y co-financiar proyectos de investigación propios y en convenio.

C)	Establecer centros de investigación especializados.

D)	Generar publicaciones científicas y técnicas.

E)	Promover el uso de datos del sistema de salud para la investigación, garantizando la protección de la privacidad.

F)	Establecer programas de formación e intercambio académico.

El INISaB fomentará el bienestar, promoverá y fortalecerá las ciencias básicas y clínicas, en régimen de gestión conjunta con la Universidad de la República (UdelaR).

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 389

Reasígnase, a partir del Ejercicio 2027, desde el Inciso 21 “Subsidios y Subvenciones”, programa 440 “Atención integral de la salud”, unidad ejecutora 012 “Ministerio de Salud Pública”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 551.016 “Centro Uruguayo de Imagenología Molecular”, al Inciso 12 “Ministerio de Salud Pública”, programa 442 “Promoción en salud”, unidad ejecutora 103 “Dirección General de la Salud”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 152.000 “Productos medicinales y farmacéuticos”, la suma de $ 41.886.000 (cuarenta y un millones ochocientos ochenta y seis mil pesos uruguayos), con destino a la adquisición de reactivos, vacunas y otros productos medicinales.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 390

Reasígnase en el Inciso 12 “Ministerio de Salud Pública”, programa 440 “Atención integral de la salud”, unidad ejecutora 104 “Instituto Nacional de Donación y Trasplante de Células, Tejidos y Órganos”, proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, la suma de $ 960.323 (novecientos sesenta mil trescientos veintitrés pesos uruguayos), desde el objeto del gasto 042.619 “Compen. personal p/regularización de contratos se abs. c/asc.” al objeto del gasto 042.509 “Diferencia al ocupar una vacante”.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 391

Asígnase en el Inciso 12 “Ministerio de Salud Pública”, unidad ejecutora 103 “Dirección General de la Salud”, programa 442 “Promoción en salud”, Financiación 1.1 “Rentas Generales”, objeto del gasto 152.001 “Vacunas”, una partida anual de US$ 5.150.000 (cinco millones ciento cincuenta mil dólares de Estados Unidos de América), con destino a la adquisición de vacunas, en el marco del plan de inmunización.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 392

Asígnase en el Inciso 12 “Ministerio de Salud Pública”, programa 441 “Rectoría en salud”, unidad ejecutora 001 “Dirección General de Secretaría”, Proyecto 972 “Informática”, Financiación 1.1 “Rentas Generales”, una partida anual de $ 11.000.000 (once millones de pesos uruguayos), a efectos de fortalecer, modernizar y consolidar el Sistema de Información Institucional, garantizando la disponibilidad de datos integrados, oportunos y seguros para la planificación, gestión y evaluación de políticas públicas en salud.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 393

Asígnase en el Inciso 12 “Ministerio de Salud Pública”, unidad ejecutora 103 “Dirección General de la Salud”, Proyecto 105 “Salud Mental y Adicciones”, Financiación 1.1 “Rentas Generales”, la suma de $ 10.000.000 (diez millones de pesos uruguayos) anuales con destino a atender los cometidos en salud mental y adicciones, en los programas, objetos del gasto e importes que se detallan:

Programa	ODG	Importe
440	559.000	1.776.824
440	222.000	168.813
442	222.000	62.947
442	559.000	7.991.416

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 394

Dispónese que la “Comisión Nacional Honoraria de Zoonosis”, organismo desconcentrado del Ministerio de Salud Pública, según lo dispuesto por el artículo 308 de la Ley N° 17.930, de 19 de diciembre de 2005, anteriormente “Comisión Nacional Honoraria de la Lucha contra la Hidatidosis”, según lo establecido por la Ley N° 13.459, de 9 de diciembre de 1965, y sus modificativas, pasará a la unidad ejecutora 103 “Dirección General de la Salud” del Inciso 12 “Ministerio de Salud Pública”, transfiriéndose de pleno derecho sus créditos, recursos, derechos y obligaciones.

De acuerdo con lo previsto en el inciso anterior, reasígnanse del Inciso 21 “Subsidios y Subvenciones”, unidad ejecutora 012 “Ministerio de Salud Pública”, Proyecto 000 “Funcionamiento”, al Inciso 12 “Ministerio de Salud Pública”, unidad ejecutora 103 “Dirección General de la Salud”, Proyecto 106 “Comisión Nacional Honoraria de Zoonosis”, en los programas, financiaciones, objetos del gasto y montos en pesos uruguayos que se detallan:

Programa	Financiación	ODG	Importe
442	1.1	553.054	- 5.500.000
440	1.1	553.017	5.500.000
442	1.2	553.054	-19.500.000
440	1.2	553.017	19.500.000

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 395

(*)

En todos los casos se deberán cumplir los procedimientos y mecanismos establecidos en el contrato de gestión, de acuerdo con lo previsto en el artículo 16 de la presente ley.

(*) Notas:

Además, este artículo agregó a: Ley Nº 18.131 de 18/05/2007 artículo 7 incisos 2º) y 3º).

Ver en esta norma, artículo: 3 (vigencia).

Artículo 396

Encomiéndase al Ministerio de Salud Pública la instrumentación de las siguientes medidas tendientes a asegurar la accesibilidad en todo el Sistema Integrado de Salud. El Ministerio deberá institucionalizar estas prácticas en todo el sistema, buscando que sean de carácter obligatorio para el ejercicio 2028.

a)	Contratación de horas de interpretación de lengua de señas.

b)	Obligación de contar con salas sin exceso de ruido e iluminación para la atención de personas con Trastorno del Espectro Autista (TEA).

c)	Establecimiento de la consulta prioritaria para personas con TEA, síndrome de Down y otras poblaciones a definir en la reglamentación.

d)	Cumplimiento obligatorio, por parte de los centros hospitalarios, de las normas UNIT sobre accesibilidad en su entorno e interior (ancho de pasillos, baños, rampas, etc.).

e)	Elaboración y mantenimiento de un inventario de equipos accesibles (mamógrafos accesibles, balanzas adaptadas para sillas de ruedas, tomógrafos, entre otros).

f)	Sitios web accesibles con sistemas de lectura de pantalla.

g)	Pantallas con audio para personas con discapacidad visual y tipografía según normas UNIT.

h)	Incorporación de números de consulta en sistema Braille.

i)	Cartelería y señalética inclusiva.

j)	Instalación en centros hospitalarios de mapas táctiles y comunicadores táctiles para personas sordociegas.

k)	Elaboración de un protocolo de atención basado en guías nacionales e internacionales existentes en la materia.

l)	Instalación de pavimento podotáctil en el entorno e inmediaciones de los centros hospitalarios.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

INCISO 13 - Ministerio de Trabajo y Seguridad Social

Artículo 397

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.854 de 23/12/2019 artículo 1 inciso 3º).

Artículo 398

Créanse en el Inciso 13 “Ministerio de Trabajo y Seguridad Social”, programa 501 “Relaciones y condiciones laborales”, unidad ejecutora 007 “Inspección General del Trabajo y de la Seguridad Social”, Proyecto 000 “Funcionamiento”, los siguientes cargos:

Escalafón	Grado	Denominación	Serie	Cantidad

A	4	Asesor X	Profesional	2

B	3	Inspector VIII	Condiciones Ambientales de Trabajo	4

B	3	Inspector VIII	Condiciones Generales de Trabajo	4

Suprímense, a efectos de financiar la creación de cargos del inciso anterior, en el mismo programa, unidad ejecutora y proyecto, los siguientes cargos:

Escalafón	Grado	Denominación	Serie	Cantidad

B	7	Inspector IV	Condiciones Ambientales de Trabajo	4

B	7	Inspector IV	Condiciones Generales de Trabajo	4

C	2	Administrativo IV	Administrativo	2

La diferencia de costo entre creación y supresión de cargos, dispuesta en este artículo, se financiará con los créditos presupuestales del objeto del gasto 095.005 “Fondo p/financiar funciones transitorias y de conducción” con la suma de $ 1.748.374 (un millón setecientos cuarenta y ocho mil trescientos setenta y cuatro pesos uruguayos), incluidos aguinaldo y cargas legales.

Agréganse a la estructura de la División Jurídica de la unidad ejecutora 007 “Inspección General del Trabajo y de la Seguridad Social” del Inciso 13 “Ministerio de Trabajo y Seguridad Social” establecida en el inciso séptimo del artículo 468 de la Ley N° 19.355, de 19 de diciembre de 2015, dos cargos de Profesional Abogado A grado 4, en las condiciones dispuestas por el mencionado artículo.

(*)

Los funcionarios que accedan a cargos de ingreso de Inspector, en el Inciso 13 “Ministerio de Trabajo y Seguridad Social”, unidad ejecutora 007 “Inspección General del Trabajo y de la Seguridad Social”, a partir de la vigencia de esta ley, deberán haber completado estudios de nivel terciario y haber sido seleccionados por concurso público, de acuerdo a lo dispuesto por el Consejo del Mercado Común del MERCOSUR, Decisión N° 33/06, de 15 de diciembre de 2006.

(*) Notas:

Además, este artículo dio nueva redacción a: Ley Nº 18.172 de 31/08/2007 artículo 243 inciso 2º).

Ver en esta norma, artículo: 3 (vigencia).

Artículo 399

Asígnase en el Inciso 13 “Ministerio de Trabajo y Seguridad Social”, programa 501 “Relaciones y condiciones laborales”, Financiación 1.1 “Rentas Generales”, unidad ejecutora 007 “Inspección General del Trabajo y de la Seguridad Social”, Proyecto 000 “Funcionamiento”, objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, una partida anual de $ 6.000.000 (seis millones de pesos uruguayos) y en la unidad ejecutora 001 “Dirección General de Secretaría”, Proyecto 974 “Vehículos”, una partida para el Ejercicio 2026 de $ 13.000.000 (trece millones de pesos uruguayos), a efectos de mejorar las condiciones laborales y contribuir a la disminución de la siniestralidad en los lugares de trabajo, con especial foco en las localidades pequeñas y rurales del interior del país, y llevar adelante acciones en el marco del “Compromiso Nacional por la Vida, la Salud y la Seguridad en el Trabajo”.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 400

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 20.075 de 20/10/2022 artículo 303.

Artículo 401

Facúltase al Poder Ejecutivo, a través del Ministerio de Trabajo y Seguridad Social, a crear una Comisión Coordinadora de Políticas de Empleo, la que tendrá como objetivo el relevamiento, la articulación y complementariedad de todas las políticas, programas, instrumentos, servicios y estrategias en la materia, gestionadas por los distintos organismos del Estado y personas públicas no estatales que corresponda.

La misma incluirá con especial énfasis, aquellas políticas activas de empleo que favorezcan las condiciones de acceso al empleo y al trabajo independiente de los colectivos con mayores dificultades para la inserción o reinserción laboral.

Estará integrada por un delegado de la Dirección Nacional de Empleo del Ministerio de Trabajo y Seguridad Social que la coordinará, un delegado del Instituto Nacional de Empleo y Formación Profesional, un delegado del Instituto Nacional del Cooperativismo, un delegado del Ministerio de Desarrollo Social, un delegado del Ministerio de Industria, Energía y Minería, un delegado del Ministerio de Economía y Finanzas, un delegado de la Oficina de Planeamiento y Presupuesto, un delegado del Banco de Previsión Social, un delegado de la Agencia Nacional de Desarrollo, un delegado de las organizaciones más representativas de los trabajadores y un delegado de las organizaciones más representativas de los empleadores.

El Poder Ejecutivo reglamentará la estructura y cometidos de la Comisión, pudiendo convocar a otros miembros a integrar la misma.

Las eventuales erogaciones que surjan del presente artículo se financiarán con cargo a los créditos del Inciso. (*)

(*) Notas:

Reglamentado por: Decreto Nº 140/026 de 26/06/2026.

Ver en esta norma, artículo: 3 (vigencia).

Referencias al artículo

Artículo 402

Asígnanse en el Inciso 13 “Ministerio de Trabajo y Seguridad Social”, programa 500 “Políticas de empleo”, unidad ejecutora 003 “Dirección Nacional de Empleo”, Financiación 1.1 “Rentas Generales”, las siguientes partidas:

a)

Una partida anual de $ 1.500.000 (un millón quinientos mil pesos uruguayos) en el Proyecto 703 “Adquisición de equipos y herramientas”, a efectos de promover el trabajo independiente mediante el apoyo a emprendimientos productivos para las personas en condiciones de vulnerabilidad con dificultades de acceso al mercado laboral y a los instrumentos de formalización, con especial atención a las mujeres.

b)

Una partida de $ 2.000.000 (dos millones de pesos uruguayos) en el Ejercicio 2026 y una partida anual de $ 4.000.000 (cuatro millones de pesos uruguayos) a partir del Ejercicio 2027, en el Proyecto 972 “Informática”, a efectos del desarrollo, implementación y mantenimiento del Sistema de Información de Empleo que contribuya a los procesos de orientación e intermediación laboral haciendo de nexo entre la oferta y demanda laboral.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 403

Los funcionarios profesionales y técnicos pertenecientes a los escalafones A “Personal Profesional” y B “Técnico Profesional” del Inciso 13 “Ministerio de Trabajo y Seguridad Social” que presten efectivamente funciones en la unidad ejecutora 003 “Dirección Nacional de Empleo”, percibirán una compensación especial, equivalente al 25% (veinticinco por ciento) de las retribuciones sujetas a montepío, excluidas las partidas variables, la prima por antigüedad y los beneficios sociales.

A efectos de financiar la partida dispuesta en el inciso anterior, reasígnanse en el Inciso 13 “Ministerio de Trabajo y Seguridad Social”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, los importes en pesos uruguayos en los programas, unidades ejecutoras y objetos del gasto que se indican:

Programa	UE	ODG	Importe
501	001	095.005	-8.537.220
500	003	095.005	-3.362.803
501	004	095.005	-10.000.000
500	003	042.520	16.157.410
500	003	059.000	1.346.451
500	003	081.000	3.413.253
500	003	082.000	175.039
500	003	087.000	807.870

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 404

Créanse, en el Inciso 13 “Ministerio de Trabajo y Seguridad Social” en las unidades ejecutoras y programas que se indican, los siguientes cargos:

Programa	UE	Escalafón	Grado	Denominación	Serie	Cantidad

501	001	B	4	Técnico VIII	Técnico	1

501	001	B	8	Técnico IV	Técnico	1

501	001	C	1	Administrativo VI	Administrativo	5

501	001	C	4	Administrativo III	Administrativo	1

501	001	C	9	Administrativo	Administrativo	1

501	001	C	10	Administrativo	Administrativo	1

501	001	E	1	Oficial VI	Oficios	4

501	002	C	1	Administrativo VI	Administrativo	1

500	003	A	10	Asesor IV	Profesional	1

500	003	A	12	Asesor II	Profesional	2

500	003	C	8	Administrativo	Administrativo	1

500	003	C	12	Administrativo	Administrativo	2

501	004	B	3	Técnico IX	Técnico	1

501	004	C	7	Administrativo	Administrativo	1

501	004	C	10	Administrativo	Administrativo	1

402	005	A	4	Asesor X	Profesional	1

Suprímense, a efectos de financiar los cargos que se crean en el inciso anterior, en los mismos programas y unidades ejecutoras, los siguientes cargos:

Programa	UE	Escalafón	Grado	Denominación	Serie	Cantidad
501	001	B	3	Técnico IX	Relaciones Laborales	1

501	001	C	2	Administrativo V	Administrativo	3

501	001	C	3	Administrativo IV	Administrativo	3

501	001	D	2	Especialista VII	Especialización	1

501	001	D	4	Especialista V	Telefonista	1

501	001	D	4	Especialista V	Computación	1

501	001	D	8	Especialista I	Computación	1

501	001	D	9	Especialista Asistente I	Promoción Social	1

501	001	D	10	Jefe de Área	Planeamiento y Presupuesto	1

501	001	F	1	Auxiliar III	Servicios	1

501	002	D	2	Especialista VII	Especialización	1

500	003	B	10	Técnico II	Procurador	1

500	003	D	8	Especialista I	Promotor Social	1

500	003	D	12	Especialista	Promotor Social	4

501	004	B	10	Técnico II	Técnico	1

501	004	D	3	Especialista IV	Especialización	1

501	004	D	7	Especialista II	Especialización	1

402	005	B	10	Técnico II	Administración Pública	1

La diferencia de costo entre creación y supresión de cargos, dispuesta en este artículo, se financiará con cargo a los créditos presupuestales del programa 501 “Relaciones y condiciones laborales”, unidad ejecutora 001 “Dirección General de Secretaría”, objeto del gasto 095.005 “Fondo p/financiar funciones transitorias y de conducción”, por el importe de $ 565.666 (quinientos sesenta y cinco mil seiscientos sesenta y seis pesos uruguayos), incluidos aguinaldo y cargas legales.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 405

Modifícanse en el Inciso 13 “Ministerio de Trabajo y Seguridad Social”, en las unidades ejecutoras y programas que se indican, las denominaciones y series de los siguientes cargos vacantes:

Programa	UE	Escalafón	Grado	Denominación	Serie

501	001	A	12	Asesor II	Bibliotecólogo

501	001	B	8	Técnico ayudante	Administración Pública

501	001	B	8	Técnico I	Relaciones Laborales

501	001	B	10	Técnico II	Diplomacia

500	003	A	10	Asesor IV	Psicólogo

500	003	A	10	Asesor IV	Asistente Social

500	003	A	10	Asesor IV	Ciencias Antropológicas

500	003	A	10	Asesor IV	Licenciado en Sociología

501	004	A	10	Asesor IV	Escribano

501	004	A	10	Asesor IV	Escribano

501	004	A	12	Asesor II	Contador

Por las siguientes:

Programa	UE	Escalafón	Grado	Denominación	Serie

501	001	A	12	Asesor II	Profesional

501	001	B	8	Técnico IV	Técnico

501	001	B	8	Técnico IV	Técnico

501	001	B	10	Técnico II	Técnico

500	003	A	10	Asesor IV	Profesional

500	003	A	10	Asesor IV	Profesional

500	003	A	10	Asesor IV	Profesional

500	003	A	10	Asesor IV	Profesional

501	004	A	10	Asesor IV	Profesional

501	004	A	10	Asesor IV	Profesional

501	004	A	12	Asesor II	Profesional

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 406

Reasígnanse en el Inciso 13 “Ministerio de Trabajo y Seguridad Social”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, en los programas, unidades ejecutoras y objetos del gasto que se detallan a continuación, en pesos uruguayos:

Programa	UE	ODG	Importe
501	001	042.087	-1.500.000
500	003	042.087	-250.000
501	004	042.087	-250.000
501	007	042.087	-100.000
501	001	042.520	1.500.000
500	003	042.520	250.000
501	004	042.520	250.000
501	007	042.520	100.000

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 407

Asígnase en el Inciso 13 “Ministerio de Trabajo y Seguridad Social”, programa 501 “Relaciones y condiciones laborales”, en la Financiación 1.1 “Rentas Generales”, las siguientes partidas en pesos uruguayos, en las unidades ejecutoras, proyectos, objetos del gasto, montos y ejercicios que se detallan:

UE	Proyecto	ODG	2026	2027	2028	2029
001	000	299.000	2.000.000	2.000.000	2.000.000	2.000.000
004	000	299.000	1.000.000	1.000.000	1.000.000	1.000.000
001	973	799.000	0	5.000.000	5.000.000	5.000.000
001	972	799.000	0	6.000.000	6.000.000	6.000.000

La asignación dispuesta en el inciso anterior se destinará a mejorar la atención y acercar los servicios del Ministerio de Trabajo y Seguridad Social a la población del interior del país, instalando centros regionales, acondicionando la infraestructura y aumentando la cantidad de puestos de atención ciudadana que permitan la territorialización de las políticas de trabajo y de empleo para la contribución al desarrollo productivo de las economías locales.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 408

El Instituto Nacional de Empleo y Formación Profesional (INEFOP) destinará entre el 0,6% (cero con seis por ciento) y el 1,1% (uno con uno por ciento) del total presupuestal anual a proyectos laborales dirigidos a personas con discapacidad.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 409

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 16.871 de 28/09/1997 artículo 50.

INCISO 14 - Ministerio de Vivienda y Ordenamiento Territorial

Artículo 410

Apruébase el Plan Quinquenal de Vivienda para el período 2025-2029 propuesto por el Ministerio de Vivienda y Ordenamiento Territorial, conforme lo establecido por el artículo 4° de la Ley N° 13.728, de 17 de diciembre de 1968, en la redacción dada por el artículo 1° de la Ley N° 16.237, de 2 de enero de 1992. (*)

(*) Notas:

Reglamentado por: Decreto Nº 116/026 de 29/05/2026.

Ver en esta norma, artículo: 3 (vigencia).

Artículo 411

En las expropiaciones realizadas al amparo de lo dispuesto en el artículo 9° de la Ley N° 16.112, de 30 de mayo de 1990, cuando el inmueble registre deudas con el Estado o con los Gobiernos Departamentales, el monto de las mismas se deducirá de la indemnización provisoria que deba depositar el Ministerio de Vivienda y Ordenamiento Territorial a los efectos de la toma urgente de posesión, así como de la justa y previa compensación definitiva, en caso de corresponder. A tales efectos, el expropiante deberá acreditar la existencia de la deuda.

En ningún caso la deducción prevista podrá interpretarse como dispensa, condonación o exoneración de los tributos adeudados, que seguirán siendo de cargo del sujeto obligado.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 412

Créanse en el Inciso 14 “Ministerio de Vivienda y Ordenamiento Territorial”, programa 521 “Prog. de rehabilitación y consolidación urbano habitacional”, unidad ejecutora 001 “Dirección General de Secretaría”, Financiación 1.1 “Rentas Generales”, Proyecto 000 “Funcionamiento”, dos cargos Denominación Profesional, Serie Profesional, Escalafón A, Grado 4, un cargo Denominación Técnico, Serie Técnico, Escalafón B, Grado 3 y un cargo Denominación Administrativo, Serie Administrativo, Escalafón C, Grado 1, con destino a la “Unidad Especializada en Género” creada por el artículo 472 de la Ley N° 19.924, de 18 de diciembre de 2020.

Las erogaciones resultantes de las creaciones dispuestas en el inciso precedente, se financiarán con la reasignación de créditos desde el objeto del gasto 095.005 “Fondo p/financiar funciones transitorias y conducción” por la suma de $ 3.266.456 (tres millones doscientos sesenta y seis mil cuatrocientos cincuenta y seis pesos uruguayos), incluidos aguinaldo y cargas legales, y desde el objeto del gasto 099.002 “Financiación estructuras organizativas” por la suma de $ 25.228 (veinticinco mil doscientos veintiocho pesos uruguayos), incluidos aguinaldo y cargas legales.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 413

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.924 de 18/12/2020 artículo 466.

Artículo 414

Derógase el artículo 315 de la Ley N° 20.075, de 20 de octubre de 2022.

Las solicitudes de contribuciones económicas no revisables realizadas al amparo de lo dispuesto por el artículo 315 de la Ley N° 20.075, de 20 de octubre de 2022, en la redacción dada por el artículo 392 de la Ley N° 20.212, de 6 de noviembre de 2023, que cuenten con el certificado provisorio emitido por el Ministerio de Vivienda y Ordenamiento Territorial, se regirán por la normativa vigente al momento de su emisión.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 415

Prorrógase hasta el 31 de diciembre de 2027 la habilitación otorgada por el artículo 498 de la Ley N° 20.075, de 20 de octubre de 2022, al Fondo de Garantía creado por el artículo 332 de la Ley N° 18.172, de 31 de agosto de 2007, para garantizar créditos a empresas destinados a proyectos de viviendas del Programa Habitacional “Entre Todos”, creado en el ámbito del Ministerio de Vivienda y Ordenamiento Territorial, en el marco de la Ley N° 18.795, de 17 de agosto de 2011, y de los artículos 465 y 466 de la Ley N° 19.924, de 18 de diciembre de 2020, en la redacción dada por el artículo 229 de la Ley N° 19.996, de 3 de noviembre de 2021.

La habilitación a que refiere el inciso anterior se otorga solo para la línea de garantía específica denominada “SiGa Entre Todos” creada para el Programa Habitacional “Entre Todos”, con cargo al Inciso 14 “Ministerio de Vivienda y Ordenamiento Territorial”, programa 521 “Prog. de rehabilitación y consolidación urbano habitacional”, unidad ejecutora 002 “Dirección Nacional de Vivienda”, Proyecto 701 “Créditos Para Viviendas con Garantía Subsidiaria del Estado”, Financiación 1.5 “Fondo Nacional de Vivienda”.

La reglamentación, que será dictada por el Poder Ejecutivo a propuesta del Ministerio de Vivienda y Ordenamiento Territorial, establecerá la oportunidad y condiciones de su otorgamiento.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 416

Autorizase al Inciso 14 “Ministerio de Vivienda y Ordenamiento Territorial” a constituir un Fideicomiso de Administración, de conformidad con lo establecido por la Ley Nº 17.703, de 27 de octubre de 2003, y su respectiva reglamentación, así como la celebración del correspondiente Contrato de Fideicomiso a otorgarse (“el Fideicomiso”), el cual se denominará “Fideicomiso para el Financiamiento de los Créditos Hipotecarios”, y tendrá como objeto el financiamiento de creditos hipotecarios, en el marco de los programas habitacionales implementados por dicho Inciso.

El “Fideicomiso para el Financiamiento de los Créditos Hipotecarios” tendrá por fideicomitente y como beneficiario al Ministerio de Vivienda y Ordenamiento Territorial.

Dicho Fideicomiso será administrado por un fiduciario financiero profesional, el cual será seleccionado de acuerdo a los mecanismos de contratación pública correspondientes.

El Ministerio de Vivienda y Ordenamiento Territorial podra transferir a dicho fideicomiso los recursos presupuestales asignados a los subsidios habitacionales de capital, a las cuotas de amortizacion de prestamos, pagos de arrendamientos con opcion a compra, y otras modalidades de adquisicion de vivienda por parte de los hogares destinatarios, al amparo de lo dispuesto por la Ley Nº 13.728, de 17 de diciembre de 1968, y sus modificativas.

El fideicomiso constituido al amparo de lo dispuesto por la presente disposicion estara exonerado de toda obligacion tributaria de caracter nacional o departamental, creada o a crearse.

Los titulos de deuda a emitirse por el mencionado fideicomiso recibiran el mismo tratamiento fiscal que reciben los titulos de deuda publica emitidos por el Gobierno Central.

La participacion en el referido fideicomiso no podra generar compromisos presupuestales mas alla de lo expresamente autorizado.

Autorízase al Ministro de Vivienda y Ordenamiento Territorial a otorgar en representación del Estado el Contrato de Fideicomiso, conjuntamente con el fiduciario a contratar.

(*) Notas:

Ver en esta norma, artículos: 3 (vigencia) y 417.

Artículo 417

Autorizase al Inciso 14 “Ministerio de Vivienda y Ordenamiento Territorial” a constituir un Fondo de Garantia de Creditos a la Vivienda Social, en el marco del Sistema Nacional de Garantia (SiGa).

Dicho Fondo tendra por finalidad otorgar garantias a los creditos hipotecarios concedidos por el fideicomiso a que refiere el articulo 416 de esta ley, en el marco de los programas del Ministerio de Vivienda y Ordenamiento Territorial, siempre que se trate de la unica vivienda de el o los sujetos del credito.

La Corporacion Nacional para el Desarrollo administrara el Fondo directamente o a traves de sociedades constituidas por ella, pudiendo incorporar a los mismos todo otro financiamiento que obtenga con el mismo objetivo.

Autorizase al Ministerio de Vivienda y Ordenamiento Territorial a integrar dicho Fondo con recursos del Fondo Nacional de Vivienda, creado por el articulo 81 de la Ley Nº 13.728, de 17 de diciembre de 1968.

Una vez operativo el Fondo de Garantia de Creditos a la Vivienda Social, el Ministerio de Vivienda y Ordenamiento Territorial podra capitalizar el Fondo mediante la transferencia de recursos anuales.

Para poder solicitar al Fondo la ejecucion de la garantia se debera acreditar el inicio de la ejecucion judicial de la garantia hipotecaria que respalda al credito, ademas de haber cumplido con los demas requisitos que prevea la reglamentacion.

El Estado garantiza bajo su responsabilidad la estabilidad de las normas legales y reglamentarias que sustentan la creacion del regimen previsto en el presente articulo.

El Poder Ejecutivo podra establecer limites al porcentaje del credito a garantizar por el Fondo de Garantias.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 418

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.355 de 19/12/2015 artículo 503.

Artículo 419

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 18.308 de 18/06/2008 artículo 38 inciso 9º).

Artículo 420

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.308 de 18/06/2008 artículo 21 - BIS literal A).

Artículo 421

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.308 de 18/06/2008 artículo 30 inciso 3º).

Artículo 422

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.308 de 18/06/2008 artículo 34 inciso 1º).

Artículo 423

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 17.292 de 25/01/2001 artículo 48 inciso 5º).

Artículo 424

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 18.308 de 18/06/2008 artículo 78 - BIS.

Artículo 425

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 18.308 de 18/06/2008 artículo 23 inciso 3º).

Artículo 426

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.308 de 18/06/2008 artículo 25.

Artículo 427

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 18.308 de 18/06/2008 artículo 29 incisos 5º) y 6º).

Artículo 428

Derógase el inciso final del artículo 451 de la Ley N° 19.924, de 18 de diciembre de 2020.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 429

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.924 de 18/12/2020 artículo 453.

Artículo 430

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.924 de 18/12/2020 artículo 458.

SECCIÓN IV - Incisos de la Administración Central

INCISO 14 - Ministerio de Vivienda y Ordenamiento Territorial

Artículo 431

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.889 de 09/07/2020 artículo 412.

Artículo 432

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.924 de 18/12/2020 artículo 463.

Artículo 433

Asígnanse en el Inciso 14 “Ministerio de Vivienda y Ordenamiento Territorial”, programa 521 “Prog. de rehabilitación y consolidación urbano habitacional”, unidad ejecutora 006 “Dirección Nacional de Integración Social y Urbana”, Proyecto 782 “Atención a Precariedad Habit. Población. Sit.Vulnerable”, Financiación 1.5 “Fondo Nacional de Vivienda”, las siguientes partidas en pesos uruguayos, con destino a la atención de población en situación de extrema vulnerabilidad social, con especial énfasis en hogares con presencia de infancias y adolescencias, a través de intervenciones orientadas a la mejora de condiciones habitacionales, provisión de soluciones transitorias, relocalizaciones, asistencia técnica y otras acciones que contribuyan a la mejora de situaciones de precariedad habitacional, de acuerdo al siguiente detalle:

2026	2027	2028	2029
150.000.000	200.000.000	250.000.000	300.000.000

Las partidas asignadas serán adicionales a las resultantes de la aplicación de lo dispuesto en el artículo 605 de la Ley N° 18.719, de 27 de diciembre de 2010, con la modificación introducida por el artículo 316 de la Ley N° 20.075, de 20 de octubre de 2022.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 434

(*)

(*) Notas:

Este artículo agregó a: Ley Nº 19.996 de 03/11/2021 artículo 237 inciso 5º).

Artículo 435

Incorpóranse los siguientes literales al artículo 18 de la Carta Orgánica del Banco Hipotecario del Uruguay, aprobada por la Ley N°

5.343, de 22 de octubre de 1915, y sus modificativas:

“M)	Emitir garantías a primera demanda para el cobro de los depósitos en garantía de arrendamiento.

N)	Otorgar créditos a personas físicas, para la constitución de garantías de arrendamiento, sin garantía hipotecaria.

Ñ)	Otorgar garantías de arrendamiento de inmuebles”.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 436

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.795 de 17/08/2011 artículo 7.

Artículo 437

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 16.462 de 11/01/1994 artículo 144 inciso final.

Artículo 438

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 10.751 de 25/06/1946 artículo 12.

Artículo 439

En el caso de modificaciones prediales tales como fusiones, reparcelamientos o fraccionamientos de inmuebles, que hayan sido gravados con garantía hipotecaria a favor de organismos públicos se deberá requerir, por parte de las Intendencias Departamentales, así como por la Dirección Nacional de Catastro, la autorización previa del acreedor hipotecario, que deberá constar en certificado notarial expedido a tales efectos por el organismo público correspondiente, a los efectos de la inscripción de los planos respectivos.

Se establece que en las ejecuciones que realicen los acreedores hipotecarios sobre inmuebles gravados con hipoteca, serán inoponibles las modificaciones prediales tales como fusiones, reparcelamientos o fraccionamientos que se hayan inscrito sin el consentimiento previo del acreedor hipotecario. En los mencionados casos las ejecuciones se practicarán sobre el o los inmuebles resultantes de las modificaciones prediales.

La solicitud por parte del organismo público acreedor deberá constar en certificado notarial que acredite su calidad de tal, acompañado por el plano a inscribir que será suscrito por el organismo solicitante, con la descripción gráfica del inmueble gravado al tiempo del otorgamiento de la hipoteca, y la identificación del plano respectivo.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 440

En las expropiaciones realizadas por los Gobiernos Departamentales en ejercicio de sus competencias, cuando el inmueble registre deudas con el Estado o con los Gobiernos Departamentales, el monto de las mismas se deducirá de la indemnización provisoria que el expropiante deba depositar a los efectos de la toma urgente de posesión, así como de la compensación definitiva, en caso de corresponder. A tales efectos el expropiante deberá acreditar la existencia de la deuda.

En ningún caso la deducción prevista podrá interpretarse como dispensa, condonación o exoneración de los tributos adeudados, que serán de cargo del sujeto obligado.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

INCISO 15 - Ministerio de Desarrollo Social

Artículo 441

Asígnanse en el Inciso 15 “Ministerio de Desarrollo Social”, programa 401 “Red de asistencia e integración social”, unidad ejecutora 002 “Dirección de Desarrollo Social”, Proyecto 143 “Transf. de mitigación de pobreza y vulnerabilidad extrema”, Financiación 1.1 “Rentas Generales”, objeto del gasto 579.048 “TUS - Canasta higiénica menstrual”, con destino a la creación de la canasta higiénica menstrual dirigida a los hogares beneficiarios de la Tarjeta Uruguay Social con personas menstruantes, para el cumplimiento de la Ley N° 20.375, de 24 de setiembre de 2024, los siguientes créditos presupuestales en pesos uruguayos:

2026	2027	2028	2029
96.000.000	98.000.000	100.000.000	181.000.000

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 442

Asígnanse en el Inciso 15 “Ministerio de Desarrollo Social”, programa 404 “Atención integral a la primera infancia”, unidad ejecutora 002 “Dirección de Desarrollo Social”, Proyecto 145 “Atención integral a la primera infancia”, Financiación 1.1 “Rentas Generales”, objeto del gasto 579.021 “Tarjeta alimentaria a hogares c/ingresos menores a 1.25 CBA” con destino al incremento de la prestación del Bono Crianza, transferencia monetaria orientada a la primera infancia, los siguientes créditos presupuestales en pesos uruguayos:

2026	2027	2028	2029
318.000.000	318.000.000	425.000.000	425.000.000

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 443

Asígnanse en el Inciso 15 “Ministerio de Desarrollo Social”, programa 401 “Red de asistencia e integración social”, unidad ejecutora 002 “Dirección de Desarrollo Social”, Proyecto 142 “Atención a situaciones de especial vulnerabilidad”, Financiación 1.1 “Rentas Generales” con destino a fortalecer de forma integral los dispositivos de atención para personas en situación de calle, de acuerdo a los siguientes objetos del gasto y créditos presupuestales en pesos uruguayos:

ODG	2026	2027	2028	2029
289.015	22.540.000	23.730.000	23.730.000	23.730.000
554.072	231.840.000	244.080.000	244.080.000	244.080.000
554.073	67.620.000	71.190.000	71.190.000	71.190.000

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 444

Asígnase en el Inciso 15 “Ministerio de Desarrollo Social”, programa 401 “Red de asistencia e integración social”, unidad ejecutora 002 “Dirección de Desarrollo Social”, Proyecto 121 “Igualdad de Género”, Financiación 1.1 “Rentas Generales”, objeto del gasto 282.000 “Profesionales y técnicos”, una partida anual de $ 30.000.000 (treinta millones de pesos uruguayos), con destino a ampliar la cobertura y capacidad operativa del sistema de atención a mujeres en situación de violencia y trata.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 445

Asígnase en el Inciso 15 “Ministerio de Desarrollo Social”, programa 401 “Red de asistencia e integración social”, unidad ejecutora 002 “Dirección de Desarrollo Social”, Proyecto 142 “Atención a situaciones de especial vulnerabilidad”, Financiación 1.1 “Rentas Generales”, objeto del gasto 559.000 “Transferencias corrientes a otras Instit. Sin Fines De Lucro”, una partida de $ 40.000.000 (cuarenta millones de pesos uruguayos) para el Ejercicio 2026, y una partida anual de $ 50.000.000 (cincuenta millones de pesos uruguayos) a partir del Ejercicio 2027, con destino a desarrollar nuevas iniciativas de atención de la salud mental y los consumos problemáticos de sustancias psicoactivas para personas con alta vulnerabilidad social.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 446

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.580 de 22/12/2017 artículo 18.

Artículo 447

Asígnase en el Inciso 15 “Ministerio de Desarrollo Social”, programa 401 “Red de asistencia e integración social”, unidad ejecutora 006 “Dirección Nacional de Protección Social”, Proyecto 142 “Atención a situaciones de especial vulnerabilidad”, Financiación 1.1 “Rentas Generales”, objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores” una partida anual de $ 18.000.000 (dieciocho millones de pesos uruguayos), con destino al fortalecimiento de la reinserción social de personas liberadas.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 448

Asígnase en el Inciso 15 “Ministerio de Desarrollo Social”, programa 401 “Red de Asistencia e Integración Social”, unidad ejecutora 007 “Instituto Nacional de la Juventud”, Proyecto 142 “Atención a situaciones de especial vulnerabilidad”, Financiación 1.1 “Rentas Generales”, objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, una partida de $ 10.000.000 (diez millones de pesos uruguayos) para el Ejercicio 2026, y una partida anual de $ 23.000.000 (veintitrés millones de pesos uruguayos) a partir del Ejercicio 2027, con destino a fortalecer y expandir el programa “Ni Silencio Ni Tabú”, orientado a la promoción del bienestar psicosocial de adolescentes y jóvenes.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 449

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 18.651 de 19/02/2010 artículo 24.

Artículo 450

Asígnase en el Inciso 15 “Ministerio de Desarrollo Social”, programa 401 “Red de asistencia e integración social”, unidad ejecutora 011 “Instituto Nacional de Discapacidad”, Proyecto 141 “Atención a la dependencia y discapacidad”, Financiación 1.1 “Rentas Generales”, objeto del gasto 282.000 “Profesionales y técnicos”, una partida de $ 20.000.000 (veinte millones de pesos uruguayos) para el Ejercicio 2026, y una partida anual de $ 30.000.000 (treinta millones de pesos uruguayos) a partir del Ejercicio 2027, con destino al fortalecimiento de las políticas de discapacidad.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 451

Asígnase en el Inciso 15 “Ministerio de Desarrollo Social”, programa 403 “Sistema Nacional Integrado de Cuidados - protección social”, unidad ejecutora 002 “Dirección de Desarrollo Social”, Proyecto 141 “Atención a la dependencia y discapacidad”, Financiación

1.1 “Rentas Generales”, objeto del gasto 579.032 “Asistentes personales”, una partida anual de $ 40.000.000 (cuarenta millones de pesos uruguayos) para el Ejercicio 2026, y de $ 80.000.000 (ochenta millones de pesos uruguayos) a partir del Ejercicio 2027, con destino a ampliar la cobertura del servicio de asistentes personales para personas con dependencia severa.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 452

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.353 de 27/11/2015 artículo 12.

Artículo 453

Modifícase en el Inciso 15 “Ministerio de Desarrollo Social”, la denominación de la unidad ejecutora 008, “Secretaría Nacional de Cuidados y Discapacidad”, creada por el artículo 495 de la Ley N° 19.924, de 18 de diciembre de 2020, por la de “Secretaría Nacional de Cuidados”.

Facúltase al Poder Ejecutivo a transferir los puestos de trabajo, los recursos humanos y materiales, así como a reasignar los créditos presupuestales necesarios, desde las unidades ejecutoras 001 “Dirección General de Secretaría” y 002 “Dirección de Desarrollo Social”, a la unidad ejecutora 008 “Secretaría Nacional de Cuidados”, para el cumplimiento de los cometidos de esta última, de acuerdo con lo que establezca la reglamentación.

Suprímese al vacar, en el Inciso 15 “Ministerio de Desarrollo Social”, unidad ejecutora 001 “Dirección General de Secretaría”, el cargo de “Secretario Nacional de Cuidados”, creado por los artículos 15 de la Ley N° 19.353, de 27 de noviembre de 2015, y 535 de la Ley N° 19.355, de 19 de diciembre de 2015.

Configurada la vacancia referida, créase en la unidad ejecutora 008 “Secretaría Nacional de Cuidados”, el cargo de particular confianza de “Director de la Secretaría Nacional de Cuidados”, cuya retribución será equivalente a la de Director de unidad ejecutora prevista en el artículo 16 de la Ley N° 18.996, de 7 de noviembre de 2012.

La erogación resultante de la creación dispuesta en el inciso precedente se financiará con los créditos correspondientes a la supresión del cargo de particular confianza dispuesta en el inciso tercero.

Toda mención efectuada a la “Secretaría Nacional de Cuidados y Discapacidad” se entenderá realizada a la “Secretaría Nacional de Cuidados”, siempre que su materia esté vinculada a cuidados.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 454

Créanse en el Inciso 15 “Ministerio de Desarrollo Social”, programa 401 “Red de asistencia e integración social”, la unidad ejecutora 011 “Instituto Nacional de Discapacidad” y el cargo de particular confianza de “Director del Instituto Nacional de Discapacidad”, cuya retribución será equivalente a la de los directores de unidad ejecutora, de acuerdo a lo previsto por el inciso primero del artículo 16 de la Ley N° 18.996, de 7 de noviembre de 2012.

Su titular será designado por el Poder Ejecutivo en mérito a sus condiciones personales, funcionales y técnicas relativas a la materia de su competencia.

La erogación resultante de la creación dispuesta en el inciso primero de este artículo se financiará con la reasignación en el Grupo 0 “Servicios Personales”, desde la unidad ejecutora 001 “Dirección General de Secretaría”, programa 346 “Educación media”, Proyecto 104 “Medidas de Inclusión Social”, objeto del gasto 099.000 “Otras retribuciones”.

Toda mención efectuada a la “Secretaría Nacional de Cuidados y Discapacidad” se entenderá realizada al “Instituto Nacional de Discapacidad”, siempre que su materia esté vinculada a discapacidad.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 455

El Instituto Nacional de Discapacidad será el organismo rector de las políticas de discapacidad, a través del cual se coordinarán y diseñarán las políticas públicas en discapacidad.

Este organismo actuará como un articulador entre las diferentes instituciones del Estado, asegurando que las políticas públicas se desarrollen con una perspectiva transversal y de derechos humanos.

Este Instituto tendrá las competencias en materia de discapacidad previstas en el numeral II del artículo 17 de la Ley N° 19.353, de 27 de noviembre de 2015, en la redacción dada por el artículo 485 de la Ley N° 19.924, de 18 de diciembre de 2020, sin perjuicio de las competencias que le fueren dadas por otra normativa.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 456

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 19.353 de 27/11/2015 artículo 16.

Artículo 457

Encomiéndase a la Agencia Nacional de Desarrollo (ANDE) la creación de un programa de apoyo a emprendimientos inclusivos en el empleo de personas con discapacidad. El Ministerio de Desarrollo Social asesorará y verificará dichos emprendimientos a fin de corroborar su impacto en términos de inclusión.

En todos los casos se deberá garantizar que el acceso al trabajo no implique la pérdida de la pensión por incapacidad.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 458

Reasígnase desde el Inciso 02 “Presidencia de la República”, programa 481 “Política de gobierno”, unidad ejecutora 001 “Presidencia de la República y Unidades Dependientes”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 092.000 “Partidas globales a distribuir”, una partida anual de $ 6.000.000 (seis millones de pesos uruguayos) hacia el Inciso 15 “Ministerio de Desarrollo Social”, programa 401 “Red de asistencia e integración social”, unidad ejecutora 011 “Instituto Nacional de Discapacidad”, a efectos de la implementación y desarrollo de un “Programa Nacional de Promoción y Adecuación de Viviendas Accesibles”.

Este programa tendrá como objetivo principal mejorar la calidad de vida, promover la autonomía personal y garantizar la plena inclusión social de personas con discapacidad, priorizando aquellas que se encuentren en situación de vulnerabilidad social y económica, con foco en los hogares que requieran modificaciones estructurales y/o funcionales para asegurar condiciones de accesibilidad universal, orientando en la eliminación de barreras arquitectónicas y la adaptación de los espacios a las necesidades específicas de sus habitantes.

La partida asignada será destinada a los siguientes rubros:

A)

Asistencia Técnica Especializada: Contratación de profesionales (arquitectos, terapeutas ocupacionales, asistentes sociales) para la evaluación de las necesidades de adaptación, la elaboración de los proyectos de refacción y la supervisión de las obras.

B)	Gestión y Monitoreo del Programa: Recursos operativos para la difusión, selección de beneficiarios, seguimiento y evaluación del impacto de las intervenciones.

El Ministerio de Desarrollo Social comunicará a la Contaduría General de la Nación, dentro de los noventa días de la entrada en vigencia de la presente ley, la distribución de los créditos asignados. Asimismo, elaborará, a través del Instituto Nacional de Discapacidad, la reglamentación específica del programa, en coordinación con el Ministerio de Vivienda y Ordenamiento Territorial, en un plazo no mayor a noventa días desde la promulgación de esta ley, estableciendo los criterios de selección de beneficiarios (incluyendo niveles de vulnerabilidad, grado de discapacidad y tipo de necesidad habitacional), los mecanismos de postulación y las prioridades de intervención.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 459

Reasígnase desde el Inciso 02 “Presidencia de la República”, programa 481 “Política de gobierno”, unidad ejecutora 001 “Presidencia de la República y Unidades Dependientes”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 092.000 “Partidas globales a distribuir”, una partida anual de $ 4.000.000 (cuatro millones de pesos uruguayos) hacia el Inciso 15 “Ministerio de Desarrollo Social”, programa 401 “Red de asistencia e integración social”, unidad ejecutora 011 “Instituto Nacional de Discapacidad”, destinados exclusivamente a la implementación y desarrollo de un “Programa Nacional de Formación Integral en materia de Discapacidad y Derechos Humanos”.

Dicho programa tendrá como objetivo principal la capacitación continua y la sensibilización profunda, con perspectiva de derechos y enfoque biopsicosocial, de profesionales que cumplen funciones en las diversas áreas y organismos del Estado.

Población Objetivo Prioritaria. - Se priorizará la formación de profesionales que se desempeñan en áreas clave para la inclusión, comprendiendo, pero no limitándose a:

Profesionales y técnicos del sistema educativo público (docentes, directores, inspectores, psicólogos y equipos multidisciplinarios).

Personal de salud (médicos, enfermeros, fisioterapeutas, psicólogos) del sistema de salud pública.

Funcionarios de la justicia (jueces, fiscales, defensores públicos y personal administrativo).

Personal técnico de los Gobiernos Departamentales y Municipales con responsabilidades en urbanismo, transporte y servicios sociales.

El Ministerio de Desarrollo Social comunicará a la Contaduría General de la Nación, dentro de los noventa días de la entrada en vigencia de la presente ley, la distribución de los créditos asignados y elaborará, a través de Instituto Nacional de Discapacidad, un plan de ejecución detallado que asegure el cumplimiento de los objetivos y la transparencia en el uso de los fondos asignados.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

INCISO 36 - Ministerio de Ambiente

Artículo 460

Reasígnase en el Inciso 36 “Ministerio de Ambiente”, programa 380 “Gestión ambiental y ordenación del territorio”, unidad ejecutora 001 “Dirección General de Secretaría”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, desde el objeto del gasto 057.015 “Pasantías laborales remuneradas para alumnos UTU”, la suma de $ 4.492.263 (cuatro millones cuatrocientos noventa y dos mil doscientos sesenta y tres pesos uruguayos) al objeto del gasto 057.003 “Empleo juvenil” la suma de $ 3.314.304 (tres millones trescientos catorce mil trescientos cuatro pesos uruguayos), más aguinaldo y cargas legales, con destino a apoyar la ejecución de los programas de empleo juvenil.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 461

(*)

(*) Notas:

Este artículo agregó a: T.O. 2023 (DGI) de 04/04/2024 artículo 1 - Título 11 Numeral 20).

Artículo 462

Confiérese al Inciso 36 “Ministerio de Ambiente”, a través de la unidad ejecutora 003 “Dirección Nacional de Aguas (DINAGUA)”, la competencia de emitir los pronósticos, avisos y advertencias sobre sequías e inundaciones, como fenómenos hidrológicos extremos, a efectos del cumplimiento de lo dispuesto en la Ley N° 18.621, de 25 de octubre de 2009.

La información hidrológica producida por la Dirección Nacional de Aguas y sus avisos y advertencias sobre fenómenos hidrológicos extremos tendrán carácter oficial.

El Poder Ejecutivo reglamentará esta disposición.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 463

Los organismos públicos que produzcan datos y pronósticos hidrológicos deberán remitirlos a la unidad ejecutora 003 “Dirección Nacional de Aguas (DINAGUA)” del Inciso 36 “Ministerio de Ambiente”, para su consideración e integración al sistema nacional de información hídrica, previsto en el literal C) del artículo 9° de la Ley N° 18.610, de 2 de octubre de 2009.

El Ministerio de Ambiente establecerá la forma en que se deberá remitir esa información y las condiciones de acceso por parte de los interesados.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 464

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 17.234 de 22/02/2000 artículo 9 inciso final.

Artículo 465

Asígnase en el Inciso 36 “Ministerio de Ambiente”, programa 382 “Cambio climático”, unidad ejecutora 002 “Dirección Nacional de Calidad y Evaluación Ambiental”, Proyecto 752 “Gestión segura de los residuos sólidos y sitios contaminados”, Financiación 1.1 “Rentas Generales”, una partida anual de $ 40.000.000 (cuarenta millones de pesos uruguayos), con destino a apoyar a los Gobiernos Departamentales en la implementación de sus planes de residuos, y avanzar en la reducción del enterramiento y disminución de las emisiones de gases de efecto invernadero.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 466

Asígnanse en el Inciso 36 “Ministerio de Ambiente”, programa 380 “Gestión ambiental y ordenación del territorio”, unidad ejecutora 002 “Dirección Nacional de Calidad y Evaluación Ambiental”, Proyecto 735 “Gestión int. de aguas y desarrollo de planes de acción”, Financiación 1.1 “Rentas Generales”, una partida anual de $ 14.000.000 (catorce millones de pesos uruguayos), con destino al desarrollo de estrategias de protección de la calidad de agua, tanto superficial como subterránea, y en la unidad ejecutora 001 “Dirección General de Secretaría”, Proyecto 700 “Gestión de cambio y consolidación de institucionalidad amb.”, Financiación 1.1 “Rentas Generales”, una partida anual de $ 1.000.000 (un millón de pesos uruguayos), con destino a contribuir al fortalecimiento institucional de la Dirección General de Secretaría.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 467

Asígnase en el Inciso 36 “Ministerio de Ambiente”, unidad ejecutora 003 “Dirección Nacional de Aguas (DINAGUA)”, Financiación 1.1 “Rentas Generales”, una partida anual de $ 25.000.000 (veinticinco millones de pesos uruguayos), para el fortalecimiento de la gestión de un sistema de información hídrica y los sistemas de alerta temprana de eventos hidrológicos, en los programas, proyectos y montos, que se detallan:

Programa	Proyecto	Importe
380	774	150.000
380	776	16.350.000
380	778	2.000.000
382	777	1.500.000
382	779	5.000.000

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 468

Lo producido por aplicación del Impuesto Específico Interno a los plaguicidas de alta peligrosidad, establecido en el numeral 20 del artículo 1° del Título 11 del Texto Ordenado 2023 será transferido el 50% (cincuenta por ciento) al Fondo de Fomento de la Granja, creado por el artículo 1° de la Ley N° 17.503, de 30 de mayo de 2002, en la redacción dada por el artículo 254 de la Ley N° 20.212, de 6 de noviembre de 2023, y el otro 50% (cincuenta por ciento) al Fondo Nacional del Medio Ambiente (FONAMA), creado por el artículo 454 de la Ley N° 16.170, de 28 de diciembre de 1990, a efectos de financiar programas de apoyo y promover la producción y uso de bioinsumos con el objetivo de contribuir al desarrollo sostenible de la producción de alimentos. Las acciones a financiar serán coordinadas por el Ministerio de Economía y Finanzas, el Ministerio de Ambiente y el Ministerio de Ganadería, Agricultura y Pesca.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

SECCIÓN V - Organismos del artículo 220 de la Constitución de la República INCISO 16 - Poder Judicial

Artículo 469

Dispónese la obligación de todo funcionario del Poder Judicial de sustituir al titular de un cargo o función superior en caso de ausencia temporaria o de acefalía de los mismos. Esta obligación regirá aun cuando hubiera cargos vacantes intermedios.

La Suprema Corte de Justicia dispondrá la sustitución seleccionando entre los funcionarios que, de acuerdo a las normas reguladoras del ascenso, tengan vocación al cargo.

Ninguna subrogación podrá realizarse por un término superior a los dieciocho meses, dentro del cual deberá proveerse la titularidad de acuerdo a las reglas del ascenso. En aquellos casos en que la ley prevé que la ausencia exceda el término de los dieciocho meses, la subrogación podrá ser prorrogada mientras continúe la situación que le dio origen.

Para los funcionarios que subroguen a aquellos que pasen a ocupar cargos políticos o de particular confianza, no regirá el plazo establecido en el inciso precedente.

La resolución a que hace referencia el inciso segundo establecerá el derecho del funcionario a percibir las diferencias de sueldo del puesto que pasa a ocupar y el del suyo propio. Las referidas diferencias se liquidarán desde el día en que el funcionario tome posesión del cargo o función.

La Contaduría General de la Nación habilitará el crédito para financiar las diferencias de sueldo generadas por las subrogaciones dispuestas, de acuerdo a lo establecido por el artículo 10 de la Ley N° 19.670, de 15 de octubre de 2018.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 470

Créanse en el Inciso 16 “Poder Judicial”, en el Escalafón IV “Especializado”, tres cargos de “Auxiliar de Proveeduría”, grado 7 y catorce cargos de “Auxiliar de Morgue”, grado 7.

A tales efectos, autorízase la presupuestación de los funcionarios contratados en los cargos del Escalafón V “Administrativo Judicial”, grado 6, que, a la fecha de vigencia de esta ley, se encuentren desempeñando tareas de auxiliar de Proveeduría y auxiliar de Morgue, según las condiciones que fueron establecidas en los procesos de selección que generaron su ingreso.

Lo dispuesto por este artículo se financiará con cargo a la partida asignada por el artículo 435 de la Ley N° 20.212, de 6 de noviembre de 2023.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 471

(*)

(*) Notas:

Este artículo dio nueva redacción a: Código General del Proceso de 18/10/1988 artículo 209.

Artículo 472

Deróganse el numeral 4° del artículo 33 del Código del Proceso Penal, aprobado por el Decreto-Ley N° 15.032, de 7 de julio de 1980 y el apartado 3 del artículo 23 del Código del Proceso Penal, aprobado por la Ley N° 19.293, de 19 de diciembre de 2014.

Lo dispuesto en el inciso precedente alcanzará, incluso, a todos los procesos en trámite.

Este artículo entrará en vigencia a partir de la fecha de promulgación de esta ley.

Artículo 473

(*)

(*) Notas:

Este artículo dio nueva redacción a: Decreto Ley Nº 15.084 de 28/11/1980 artículo 7.

Artículo 474

(*)

(*) Notas:

Este artículo dio nueva redacción a: Código Civil de 19/10/1994 artículo 187 numeral 3º).

Artículo 475

Créanse en el Inciso 16 “Poder Judicial” los siguientes cargos para los Juzgados Letrados, la Defensoría Pública y la Unidad I.T.F, en Ciudad del Plata, Departamento de San José:

Cantidad	Escalafón	Grado	Denominación	Vigencia
3	I	—	Juez Letrado Primera Instancia Interior	01.07.2026
7	VII	—	Defensor Público Interior	01.07.2026
2	II	15	Actuario	01.07.2026
3	II	12	Actuario Adjunto	01.07.2026
3	II	12	Médico Forense	01.07.2026
2	II	12	Médico Psiquiatra	01.07.2026
4	II	12	Psicólogo	01.07.2026
4	II	12	Licenciado en Trabajo Social	01.07.2026
2	V	12	Oficial Alguacil	01.07.2026
1	V	12	Jefe de Oficina	01.07.2026
1	V	11	Jefe de Sección	01.07.2026
1	V	10	Administrativo I	01.07.2026
2	V	9	Administrativo II	01.07.2026
4	V	8	Administrativo III	01.07.2026
11	V	7	Administrativo IV	01.07.2026

Asígnanse, a tales efectos, en el Inciso 16 “Poder Judicial”, programa 202 “Prestación de servicios de justicia”, unidad ejecutora 101 “Poder Judicial”, Financiación 1.1 “Rentas Generales”, una partida de $ 52.636.928 (cincuenta y dos millones seiscientos treinta y seis mil novecientos veintiocho pesos uruguayos), para el Ejercicio 2026 y, una partida anual de $ 105.273.856 (ciento cinco millones doscientos setenta y tres mil ochocientos cincuenta y seis pesos uruguayos), a partir del Ejercicio 2027.

Transfórmase un cargo de Juez de Paz Ciudad en Juez de Paz Departamental del Interior para la sede de Ciudad del Plata, con vigencia 1° de julio de 2026.

A efectos de financiar la transformación dispuesta en el inciso precedente, asígnase la suma de $ 151.266 (ciento cincuenta y un mil doscientos sesenta y seis pesos uruguayos), para el Ejercicio 2026, y la suma de $ 302.533 (trescientos dos mil quinientos treinta y tres pesos uruguayos), a partir del Ejercicio 2027.

Inclúyense en el régimen de Permanencia a la Orden, previsto en el artículo 464 de la Ley N° 16.170, de 28 de diciembre de 1990, en la redacción dada por el artículo 316 de la Ley N° 16.226, de 29 de octubre de 1991, artículo 469 de la Ley N° 16.736, de 5 de enero de 1996 y artículo 630 de la Ley N° 18.719, de 27 de diciembre de 2010, cuatro cupos para los funcionarios que cumplan tareas de receptor en las audiencias de los Juzgados Letrados y de Paz Departamental, a crearse por esta ley, a partir del 1° de julio de 2026.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 476

Créanse en el Inciso 16 “Poder Judicial”, programa 202 “Prestación de servicios de justicia”, unidad ejecutora 101 “Poder Judicial”, dos Juzgados Letrados de Primera Instancia del Interior, que tendrán competencia especializada en materia de violencia hacia las mujeres basada en género, conforme a lo establecido en la Ley N° 19.580, de 22 de diciembre de 2017.

Asígnase en el mismo Inciso, programa y unidad ejecutora, una partida anual de $ 78.322.775 (setenta y ocho millones trescientos veintidós mil setecientos setenta y cinco pesos uruguayos), a partir del Ejercicio 2027, con destino a financiar la creación de los Juzgados mencionados en el inciso precedente.

Créanse los siguientes cargos para los Juzgados detallados en el inciso primero de este artículo:

Cantidad	Escalafón	Grado	Denominación	Vigencia
2	I	—	Juez Letrado Primera Instancia Interior	01.01.2027
6	VII	—	Defensor Público Interior	01.01.2027
1	II	15	Actuario	01.01.2027
2	II	12	Actuario Adjunto	01.01.2027
2	II	12	Médico Psiquiatra	01.01.2027
1	II	12	Médico Clínica Forense	01.01.2027
3	II	12	Psicólogo	01.01.2027
2	II	12	Licenciado en Trabajo Social	01.01.2027
1	V	12	Oficial Alguacil	01.01.2027
1	V	11	Jefe de Sección	01.01.2027
2	V	10	Administrativo I	01.01.2027
5	V	9	Administrativo II	01.01.2027
5	V	8	Administrativo III	01.01.2027
8	V	7	Administrativo IV	01.01.2027

Inclúyense en el régimen de Permanencia a la Orden, previsto en el artículo 464 de la Ley N° 16.170, de 28 de diciembre de 1990, en la redacción dada por el artículo 316 de la Ley N° 16.226, de 29 de octubre de 1991, artículo 469 de la Ley N° 16.736, de 5 de enero de 1996 y artículo 630 de la Ley N° 18.719, de 27 de diciembre de 2010, dos cupos para los funcionarios que cumplan tareas de receptor en las audiencias de los Juzgados Letrados a crearse por esta ley, a partir del 1° de enero de 2027.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 477

Derógase lo dispuesto en los incisos segundo y tercero del artículo 472 de la Ley N° 16.170, de 28 de diciembre de 1990, en la redacción dada por el artículo 538 de la Ley N° 19.924, de 18 de diciembre de 2020.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

INCISO 17 - Tribunal de Cuentas

Artículo 478

Asígnase en el Inciso 17 “Tribunal de Cuentas”, programa 263 “Control de Org. que administran o reciben fondos públicos”, unidad ejecutora 001 “Tribunal de Cuentas”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, una partida anual de $ 4.000.000 (cuatro millones de pesos uruguayos) para celebrar contratos de práctica laboral con estudiantes avanzados, en un régimen horario de hasta seis horas diarias, a los efectos de cumplir con los objetivos previstos por la Ley N° 18.485, de 11 de mayo de 2009, de acuerdo a lo establecido por el artículo 30 de la Ley N° 20.292, de 14 de junio de 2024.

Dichas contrataciones se celebrarán en el marco de los convenios de prácticas formativas laborales suscritos por el organismo con la Fundación de Apoyo a la Facultad de Ciencias Económicas y de Administración (FCEA) de la Universidad de la República (UdelaR).

La partida mensual a abonar a cada contratado se ajustará en enero de cada año, de acuerdo a la escala salarial de la UdelaR en función de las horas trabajadas.

Asimismo, si en oportunidad de realizarse los ajustes en los meses de febrero y agosto en el ámbito de los Consejos de Salarios en el Grupo correspondiente a la “Fundación de Apoyo a la Facultad de Ciencias Económicas y de Administración” se acordase un ajuste, del que resulte un porcentaje que sea mayor al otorgado en enero a la UdelaR, se calculará la diferencia y, de haberla, se le abonará al contratado.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 479

Facúltase al Inciso 17 “Tribunal de Cuentas” a incorporar a su estructura de puestos de trabajo a aquellos funcionarios públicos provenientes de otros organismos del Estado que se encuentren desempeñando tareas en régimen de pase en comisión y que hayan prestado funciones en forma ininterrumpida con un mínimo de tres años ante el Tribunal de Cuentas, a la fecha de la vigencia de esta ley.

Dichos funcionarios podrán optar por su incorporación definitiva al Organismo, siempre que medien acumulativamente las siguientes condiciones:

A)	Informe del Tribunal de Cuentas en el cual se deje constancia de la necesidad de personal para tareas de carácter permanente y la solicitud de la efectiva incorporación del funcionario en comisión.

B)	Acto administrativo de aceptación del jerarca del organismo de origen.

La incorporación de los funcionarios se efectivizará en el último grado ocupado del escalafón y serie que corresponda, sin que ello implique disminución alguna de su nivel retributivo.

Si la retribución correspondiente al cargo en el que se incorpora el funcionario fuese menor a la que percibía en el organismo de origen, la diferencia resultante se mantendrá como compensación personal, la que se irá absorbiendo por futuros ascensos, compensaciones o partidas de carácter permanente, que se otorguen en el futuro.

La incorporación del funcionario estará sujeta a la disponibilidad de cargos vacantes y créditos presupuestales suficientes. Los créditos presupuestales del organismo de origen no se verán afectados por la incorporación del funcionario al Tribunal de Cuentas.

La Oficina Nacional del Servicio Civil constatará el cumplimiento de los requisitos dispuestos en el presente artículo.

En todos los casos, la inclusión del funcionario en la respectiva planilla presupuestal deberá efectuarse en el término de noventa días, los que se computarán a partir de la fecha del dictado del acto administrativo de aceptación por el jerarca competente.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

INCISO 18 - Corte Electoral

Artículo 480

Créanse en el Escalafón I, grado 17, tres cargos de Técnico II Contador, tres cargos de Abogado Asesor II y un cargo de Asesor II Escribano.

Autorízase a la Corte Electoral a realizar las modificaciones presupuestales que correspondan, dentro del grupo 0 “Remuneraciones Personales”, a efectos de financiar la creación de cargos dispuesta en el presente artículo.

Las modificaciones presupuestales que realice la Corte Electoral referidas en el inciso anterior no pueden implicar un incremento en los créditos presupuestales del Organismo.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 481

Asígnase en el Inciso 18 “Corte Electoral”, programa 485 “Registro cívico y justicia electoral”, unidad ejecutora 001 “Corte Electoral”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 299.000 “Otros servicios no personales no incluidos en los anteriores”, una partida anual de $ 5.000.000 (cinco millones de pesos uruguayos), con destino a servicios informáticos.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 482

Exceptúase al Inciso 18 “Corte Electoral” del régimen previsto en el artículo 70 de la Ley N° 19.924, de 18 de diciembre de 2020, en la redacción dada por el artículo 208 de la Ley N° 20.212, de 6 de noviembre de 2023.

Se autoriza a la Corte Electoral a disponer del 100% (cien por ciento) del producido de la venta de sus inmuebles, con destino a inversiones para la adquisición de nuevos inmuebles.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 483

Créase en el Inciso 18 “Corte Electoral”, la “Unidad Especializada en Género”, la que tendrá los cometidos y atribuciones que establezca la reglamentación, de acuerdo a lo previsto en los artículos 18 a 22 de la Ley N° 19.846, de 19 de diciembre de 2019.

Las eventuales erogaciones se financiarán con los créditos propios del Inciso.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 484

Facúltase a la Corte Electoral a racionalizar la estructura orgánica de las Oficinas Centrales y de las Oficinas Electorales Departamentales. A tales efectos podrá solicitar el asesoramiento de la Oficina de Planeamiento y Presupuesto, de la Oficina Nacional de Servicio Civil u otros Organismos Públicos.

La facultad otorgada permite disponer las transformaciones de cargos y partidas presupuestales de remuneraciones personales que requiera el servicio, sin que ello constituya aumento del crédito presupuestal ni lesión alguna a los derechos funcionales.

Esta facultad expirará el 31 de diciembre de 2028.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

INCISO 19 - Tribunal de lo Contencioso Administrativo

Artículo 485

Créanse en el Inciso 19 “Tribunal de lo Contencioso Administrativo”, programa 204 “Justicia administrativa”, unidad ejecutora 001 “Tribunal de lo Contencioso Administrativo”, dos Juzgados Letrados de lo Contencioso Anulatorio, y dos cargos de Juez Letrado, escalafón N “Judicial”, para el funcionamiento de las referidas Sedes.

A tales efectos, asígnase en el objeto del gasto 098.000 “Serv. personales para uso excl. Entes Descentr. Pto. Nal.”, con cargo a la Financiación 1.1 “Rentas Generales”, una partida anual de $ 9.000.000 (nueve millones de pesos uruguayos), incluidos aguinaldo y cargas legales.

El Inciso comunicará a la Contaduría General de la Nación la distribución de estas asignaciones.

Las remuneraciones de los Jueces Letrados de lo Contencioso Anulatorio serán equivalentes a la de los Jueces Letrados del Poder Judicial, con asiento en la capital.

Ambos Juzgados funcionarán con una única oficina integrada.

(*) Notas:

Ver en esta norma, artículos: 3 (vigencia) y 488.

Artículo 486

Créase en el Inciso 19 “Tribunal de lo Contencioso Administrativo”, programa 204 “Justicia administrativa”, unidad ejecutora 001 “Tribunal de lo Contencioso Administrativo”, la Escuela del Tribunal de lo Contencioso Administrativo, al amparo de lo previsto por el artículo 465 de la Ley N° 20.212, de 6 de noviembre de 2023.

Las eventuales erogaciones que surjan de lo dispuesto por este artículo serán financiadas con cargo a los créditos presupuestales del Inciso.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 487

Asígnase en el Inciso 19 “Tribunal de lo Contencioso Administrativo”, programa 204 “Justicia administrativa”, unidad ejecutora 001 “Tribunal de lo Contencioso Administrativo”, Financiación 1.1 “Rentas Generales”, al Proyecto 973 “Inmuebles”, una partida de $ 11.000.000 (once millones de pesos uruguayos), para el Ejercicio 2026, con destino a la adquisición de nuevos inmuebles, remodelar inmuebles que le sean otorgados en comodato por otros organismos públicos, para el funcionamiento de los Juzgados Letrados de lo Contencioso Anulatorio, y/o para la Defensoría Pública.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 488

Asígnase en el Inciso 19 “Tribunal de lo Contencioso Administrativo”, programa 204 “Justicia administrativa”, unidad ejecutora 001 “Tribunal de lo Contencioso Administrativo”, Financiación 1.1 “Rentas Generales”, al Proyecto 972 “Informática”, una partida de $ 4.000.000 (cuatro millones de pesos uruguayos), y al Proyecto 971 “Equipamiento y mobiliario de oficina”, una partida de $ 2.000.000 (dos millones de pesos uruguayos), para los Ejercicios 2026 y 2027, con destino a financiar la compra de equipamiento para los Juzgados Letrados de lo Contencioso Anulatorio que se crean en el artículo 485 de esta ley y para la Defensoría de Oficio.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 489

Créase el Departamento de “Comunicación y Acceso a la Justicia”, en el Inciso 19 “Tribunal de lo Contencioso Administrativo”, programa 204 “Justicia administrativa”, unidad ejecutora 001 “Tribunal de lo Contencioso Administrativo”, con el cometido de planificar y centralizar la comunicación institucional, la gestión de la información pública y el protocolo, así como la actualización de las medidas y promoción de acceso a la justicia.

Las eventuales erogaciones que surjan de lo dispuesto por este artículo serán financiadas con cargo a los créditos presupuestales del Inciso.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

INCISO 25 - Administración Nacional de Educación Pública

Artículo 490

Asígnase en el Inciso 25 “Administración Nacional de Educación Pública”, programa 610 “Administración de la educación”, unidad ejecutora 001 “Consejo Directivo Central”, Proyecto 201 “Administración de la Educación”, Financiación 1.1 “Rentas Generales” una partida anual de $ 590.000.000 (quinientos noventa millones de pesos uruguayos), con destino al fortalecimiento de los servicios de alimentación de educación media, en los centros en los que se implementarán las actividades de extensión de tiempo pedagógico.

La Administración Nacional de Educación Pública comunicará a la Contaduría General de la Nación, dentro de los ciento veinte días de aprobada esta ley, la distribución de los créditos asignados.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 491

Asígnanse en el Inciso 25 “Administración Nacional de Educación Pública”, programa 610 “Administración de la educación”, unidad ejecutora 001 “Consejo Directivo Central”, Proyecto 201 “Administración de la Educación”, objeto del gasto 577.002 “Becas para estudiantes de Educación Media pública - ANEP”, con destino al otorgamiento de becas, de acuerdo con lo establecido en el artículo 112 de la Ley N° 18.437, de 12 de diciembre de 2008, en la redacción dada por el artículo 340 de esta ley, las siguientes partidas en pesos uruguayos:

Financiación	2026	2027	2028	2029
1.1	—	—	—	826.500.000
2.1	221.000.000	368.000.000	544.000.000	48.500.000

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 492

Asígnase en el Inciso 25 “Administración Nacional de Educación Pública”, programa 610 “Administración de la educación”, unidad ejecutora 002 “Dirección General de Educación Inicial y Primaria”, Proyecto 203 “Educación Común”, Financiación 1.1 “Rentas Generales”, objeto del gasto 579.047 “Bono apoyo escolar”, con destino a un bono de apoyo económico a niños y niñas de la Educación Inicial y Primaria de escuelas públicas, en los ejercicios e importes en pesos uruguayos que se detallan a continuación:

2026	2027	2028	2029
448.563.472	601.073.589	799.432.422	799.432.422

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 493

El Inciso 25 “Administración Nacional de Educación Pública” ajustará las remuneraciones de sus funcionarios en un 0,6% (cero con seis por ciento) el 1° de enero de 2027, sin perjuicio de lo establecido en el artículo 4° de esta ley.

Facúltase al Poder Ejecutivo, previo informe de la Contaduría General de la Nación, a habilitar el crédito presupuestal necesario para dar cumplimiento al incremento salarial dispuesto en el inciso anterior.

La habilitación antes referida se podrá hacer efectiva a partir de la ratificación del preacuerdo alcanzado el 29 de agosto de 2025, en el ámbito de la negociación colectiva previsto en la Ley N° 18.508, de 26 de junio de 2009.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 494

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 16.170 de 28/12/1990 artículo 669.

Artículo 495

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 16.170 de 28/12/1990 artículo 671 incisos 1º) y 2º).

Artículo 496

(*)

(*) Notas:

Este artículo dio nueva redacción a: Ley Nº 16.170 de 28/12/1990 artículo 673.

Artículo 497

Reasígnase desde el Inciso 24 “Diversos Créditos”, programa 492 “Apoyo a los Gobiernos Departamentales y locales”, unidad ejecutora 24 “Dir. Gral. de Secretaría (M.E.F.)”, objeto del gasto 534.011 “Proyecto de mantenimiento y adecuación infraestructura”, Financiación

1.1 “Rentas Generales”, una partida anual de $5.000.000 (cinco millones de pesos uruguayos), al Inciso 25 “Administración Nacional de Educación Pública”, unidad ejecutora 001 “Consejo Directivo Central”, Financiación 1.1 “Rentas Generales”, con destino a financiar acciones para la prevención del acoso escolar, la formación educativa especializada en la materia y para la supervisión de los Centros Educativos del país en relación a la atención del acoso escolar.

La Administración Nacional de Educación Pública comunicará a la Contaduría General de la Nación, dentro de noventa días de aprobada esta ley, la distribución de los créditos reasignados.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 498

Reasígnase desde el Inciso 24 “Diversos Créditos”, programa 492 “Apoyo a los Gobiernos Departamentales y locales”, unidad ejecutora 24 “Dir. Gral. de Secretaría (M.E.F.)”, del objeto del gasto 534.011 “Proyecto de mantenimiento y adecuación infraestructura”, Financiación 1.1 “Rentas Generales”, una partida de $ 500.000 (quinientos mil pesos uruguayos) anuales, al Inciso 25 “Administración Nacional de Educación Pública”, con destino a la continuidad de la inclusión educativa de personas con discapacidad visual a través de la adaptación de materiales al sistema Braille y macrotipo.

La Administración Nacional de Educación Pública comunicará a la Contaduría General de la Nación, dentro de los treinta días de aprobada esta ley, la distribución de los créditos que se asignan.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 499

Habilitación para que docentes jubilados integren equipos de investigación o asesoramiento técnico. (*)

(*) Notas:

Además, este artículo agregó a: Decreto Ley Nº 15.167 de 06/08/1981 artículo 8 literal e).

Ver en esta norma, artículo: 3 (vigencia).

Artículo 500

Asignase en el Inciso 25 “Administración Nacional de Educación Pública”, programa 610 “Administración de la educación”, unidad ejecutora 001 “Consejo Directivo Central”, Proyecto 201 “Administración de la Educación”, una partida anual de $ 180.000.000 (ciento ochenta millones de pesos uruguayos), con destino a otorgar becas a estudiantes del Consejo de Formación en Educación, a la continuidad de la política de extensión del tiempo pedagógico y al fortalecimiento de la oferta académica de la Dirección General de Educación Técnico-Profesional.

La referida partida se distribuirá de la siguiente manera: $ 45.000.000 (cuarenta y cinco millones de pesos uruguayos) para otorgar becas a estudiantes del Consejo de Formación en Educación, $ 120.000.000 (ciento veinte millones de pesos uruguayos) con destino a la política de extensión del tiempo pedagógico y $15.000.000 (quince millones de pesos uruguayos) para el fortalecimiento de la Dirección General de Educación Técnico-Profesional.

La Administración Nacional de Educación Pública comunicará a la Contaduría General de la Nación, dentro de los treinta días de aprobada la presente Iey, la distribución de los créditos que se asignan.

A efectos de financiar las asignaciones previstas en el primer inciso del presente artículo, disminúyanse las partidas anuales en los Incisos, Unidades Ejecutoras, Programas, Objetos de Gasto y Fuentes de Financiamiento que se detallan:

Inciso	Unidad Ejecutora	Programa	Objeto de Gasto	Fuente de Financiamiento	Monto en pesos
2	001	481	092000	11	4.600.000
Z	001	481	099001	11	8.400.000
2	004	481	092000	11	6.400.000
2	007	420	092000	11	750.000
2	007	421	092000	11	500.000
2	008	483	092000	11	800.000
2	010	484	092000	11	2.200.000
2	011	282	092000	11	1.350.000
3	001	300	092000	11	5.000.000
4	001	460	092000	11	14.500.000
4	030	440	092000	12	15.500.000
5	001	261	092000	11	200.000
5	001	488	092000	11	15.000.000
S	001	488	099001	11	25.000.000
5	005	489	092000	11	18.000.000
5	008	491	092000	11	3.000.000
5	008	491	099000	12	500.000
5	009	421	099000	12	300.000
6	001	480	092000	11	2.900.000
6	001	480	099001	11	1.200.000
7	001	320	099001	11	400.000
8	008	540	092000	11	500.000
8	001	320	099001	11	500.000
9	001	320	099001	11	1.100.000
10	001	360	099001	11	12.500.000
11	001	280	099001	11	5.400.000
11	008	281	099000	11	500.000
12	103	441	092000	11	14.000.000
12	104	440	092000	11	800.000
12	108	441	092000	11	7.200.000
13	001	500	099001	11	600.000
13	001	501	092000	11	2.100.000
13	001	501	099001	11	250.000
13	004	501	099001	11	400.000
13	007	501	092000	11	650.000
14	001	°i21	099001	11	1.200.000
15	001	401	092000	11	1.300.000
15	001	346	099000	11	4.500.000

Total					180.000.000

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 501

Autorízase al Inciso 25 “Administración Nacional de Educación Pública” a utilizar con destino al Grupo 0 “Servicios Personales”, un monto anual de hasta $ 270.000.000 (doscientos setenta millones de pesos uruguayos) a partir del ejercicio 2026 y hasta el ejercicio 2029 inclusive, que habiéndose originado en excedentes de crédito de ejercicios anteriores hubieren sido volcados al Fondo de Infraestructura Pública, creado por el artículo 672 de la Ley N° 18.719, de 27 de diciembre de 2010, en la redacción dada por el artículo 256 de la Ley N° 18.996, de 7 de noviembre de 2012.

Los montos referidos serán reintegrados a la Financiación 1.1 “Rentas Generales” por parte de la Corporación Nacional para el Desarrollo.

Autorízase a la Contaduría General de la Nación a habilitar los créditos presupuestales necesarios para dar cumplimiento a lo dispuesto en el inciso primero, en el Grupo 0 “Servicios Personales” de la Financiación 1.1 “Rentas Generales”.

La Administración Nacional de Educación Pública comunicará a la Contaduría General de la Nación la apertura de los créditos correspondientes en cada ejercicio.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

INCISO 26 - Universidad de la República

Artículo 502

Asígnase en el Inciso 26 “Universidad de la República”, programa 349 “Universidad inclusiva y efectivización de los derechos”, unidad ejecutora 050 “Unidad Central”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, una partida anual de $ 150.000.000 (ciento cincuenta millones de pesos uruguayos), con destino al financiamiento de becas de grado para contribuir a la atención de la población estudiantil más vulnerable.

La Universidad de la República comunicará a la Contaduría General de la Nación, dentro de los treinta días de aprobada esta ley, la apertura de los créditos que se asignan.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 503

Asígnase en el Inciso 26 “Universidad de la República”, programa 347 “Calidad académica, innovación e integración de conocimiento”, unidad ejecutora 050 “Unidad Central”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 098.000 “Serv. personales para uso excl. Entes Descentr. Pto. Nal.”, una partida anual de $ 100.000.000 (cien millones de pesos uruguayos), con destino a retribuciones personales, para el financiamiento de horas docentes para la expansión y el fortalecimiento de la oferta académica.

La Universidad de la República comunicará a la Contaduría General de la Nación, dentro de los treinta días de aprobada esta ley, la apertura de los créditos que se asignan.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 504

Asígnase en el Inciso 26 “Universidad de la República”, programa 350 “Inserción universitaria en el sistema integrado de salud”, unidad ejecutora 015 “Hospital de Clínicas”, Proyecto 704 “Obras del Hospital de Clínicas”, Financiación 1.1 “Rentas Generales”, una partida anual de $ 100.000.000 (cien millones de pesos uruguayos), con destino al financiamiento de la ejecución de obras que confluyan hacia la concreción de un nuevo Hospital de Clínicas.

La Universidad de la República comunicará a la Contaduría General de la Nación, dentro de los treinta días de aprobada esta ley, la apertura de los créditos que se asignan.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 505

La Universidad de la República distribuirá los montos otorgados entre sus programas presupuestales por grupo de gasto, todo lo cual comunicará al Tribunal de Cuentas, al Ministerio de Economía y Finanzas, a la Oficina de Planeamiento y Presupuesto y a la Asamblea General dentro de los ciento veinte días del inicio de cada ejercicio.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 506

Inclúyese en la facultad conferida al Poder Ejecutivo por el artículo 284 de la Ley N° 18.172, de 31 de agosto de 2007, la exoneración de pago de los aportes patronales a la seguridad social sobre las retribuciones financiadas con fondos provenientes de convenios con organismos del presupuesto nacional.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 507

Reasígnase desde el Inciso 24 “Diversos Créditos”, programa 492 “Apoyo a los Gobiernos Departamentales y locales”, unidad ejecutora 024 “Dir. Gral. de Secretaría (M.E.F.)”, del objeto del gasto 534.011 “Proyecto de mantenimiento y adecuación infraestructura”, Financiación 1.1 “Rentas Generales”, al Inciso 26 “Universidad de la República”, unidad ejecutora 050 “Unidad Central”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, con destino al Régimen de Dedicación Total, a becas para contribuir a la atención de la población estudiantil más vulnerable y a la expansión de la Universidad en el interior del país, en los programas presupuestales y por los montos anuales en pesos uruguayos que se indican a continuación:

Programa	Importe en $
347 “Calidad Académica, Innovación e Integración de conocimiento a nivel nacional e internacional”	60.000.000
349 “Universidad inclusiva y efectivización de los derechos”	95.000.000
351 “Expansión y desarrollo de la Universidad en el territorio nacional”	70.000.000

La Universidad de la República comunicará a la Contaduría General de la Nación, dentro de los treinta días de aprobada esta ley, la distribución de los créditos que se asignan.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 508

Reasígnase del Inciso 05 “Ministerio de Economía y Finanzas”, Programa 488 “Administración Financiera”, unidad ejecutora 001 “Dir. Gral. Secretaría del Mrio. de Economía y Finanzas”, Financiación 1.1 “Rentas Generales”, objeto del gasto 099.001 “Partida Proyectada”, una partida de $ 60.000.000 (sesenta millones de pesos uruguayos) al Inciso 26 “Universidad de la República”, programa 350 “Inserción Universitaria en el Sistema Integrado de Salud”, unidad ejecutora 015 “Hospital de Clínicas”, Financiación 1.1 “Rentas Generales”, con destino al financiamiento de un proyecto para patología urológica obstructiva y la ampliación del programa de salud mental.

La Universidad de la República comunicará a la Contaduría General de la Nación, dentro de los treinta días de aprobada esta ley, la distribución de los créditos que se asignan.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 509

Reasígnase desde el Inciso 24 “Diversos Créditos”, programa 492 “Apoyo a los Gobiernos Departamentales y locales”, unidad ejecutora 024 “Dir. Gral. de Secretaría (M.E.F.)”, Financiación 1.1 “Rentas Generales”, del objeto del gasto 534.011 “Proyecto de mantenimiento y adecuación infraestructura”, al Inciso 26 “Universidad de la República”, unidad ejecutora 007 “Facultad de Medicina”, una partida anual de $ 4.000.000 (cuatro millones de pesos uruguayos) para el Proyecto ECHO, con destino a la salud mental y el desarrollo de la teleclínica en el interior del país.

La Universidad de la República comunicará a la Contaduría General de la Nación, dentro de los treinta días de la entrada en vigencia de esta ley, la distribución de los créditos que se asignan.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 510

Reasígnase del Inciso 05 “Ministerio de Economía y Finanzas”, Programa 488 “Administración Financiera”, unidad ejecutora 001 “Dir. Gral. Secretaría del Mrio. de Economía y Finanzas”, Financiación 1.1 “Rentas Generales”, objeto del gasto 099.001 “Partida Proyectada”, al Inciso 26 “Universidad de la República”, una partida anual de $ 4.000.000 (cuatro millones de pesos uruguayos), con destino a la realización de reparaciones y mejoras edilicias en la sede del departamento de Colonia.

La Universidad de la República comunicará a la Contaduría General de la Nación, dentro de los treinta días de la entrada en vigencia de esta ley, la distribución de los créditos que se asignan.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 511

Facúltase a la Universidad de la República a transferir al “Fideicomiso del Plan de Obras de Mediano y Largo Plazo - UDELAR” administrado por la Corporación Nacional para el Desarrollo, los bienes inmuebles propiedad del Organismo que disponga el Consejo Directivo Central por mayoría absoluta de votos de sus componentes, de acuerdo al Artículo 46 de la Ley N° 12.549, con el objeto de enajenar dichos inmuebles y administrar el producido de las enajenaciones, destinándolo a los siguientes fines:

1.	Construcción de obra nueva para sedes universitarias en Montevideo y el interior del país.

2.	Realización de reparaciones o remodelaciones de sedes universitarias.

3.	Adquisición de nuevos inmuebles.

4.	Adquisición de equipamiento para cumplimiento de los fines universitarios.

A efectos de la transferencia dominial correspondiente, no le será exigible a la Universidad de la República lo dispuesto por el artículo 664 de la Ley N° 16.170, de 28 de diciembre de 1990.

(*) Notas:

Ver en esta norma, artículo: 3 (vigencia).

Artículo 512

Reasígnase desde el Inciso 03 “Ministerio de Defensa Nacional”, programa 300 “Defensa Nacional”, unidad ejecutora 001 “Dirección General de Secretaría de Estado”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 092.000 “Partidas globales a distribuir”, una partida anual de $35.000.000 (treinta y cinco millones de pesos uruguayos) al Inciso 26 “Universidad de la República”, programa 347 “Calidad académica, innovación e integración de conocimiento”, unidad ejecutora 050 “Unidad Central”, Proyecto 000 “Funcionamiento”, Financiación 1.1 “Rentas Generales”, objeto del gasto 098.000 “Serv. Personales para uso excl.. Entes Desentr. Pto. Nal.”, con destino a retribuciones personales no docentes, para acompañar la expansión y el fortalecimiento de la oferta académica.

La Universidad de la República comunicará a la Contaduría General de la Nación, dentro de los treinta días de la entrada en vig